UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR
  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act File Number 811-7472
                                                    --------

                         UMB Scout WorldWide Fund, Inc.

                              1010 Grand Boulevard
                              Kansas City, MO 64106
                          ----------------------------
                    (Address of principal executive offices)

                         Scout Investment Advisors, Inc.
                              1010 Grand Boulevard
                              Kansas City, MO 64106
                          ----------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code: (816) 860-7512
                                                          --------------

                       Date of fiscal year end: June 30
                                                -------

                   Date of reporting period: June 30, 2003
                                             -------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

UMB | SCOUT FUNDS
                                                   -----------------------------
                                                   ANNUAL REPORT | JUNE 30, 2003
                                                   -----------------------------
Stock Fund
Stock Select Fund
Equity Index Fund
Small Cap Fund
WorldWide Fund
WorldWide Select Fund
Technology Fund
Energy Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund
Money Market Fund
Tax-Free Money Market Fund

                                                               -----------------
                                                                     OPPORTUNITY
                                                               -----------------
                                                               -----------------
                                                                          BEYOND
                                                               -----------------
                                                               -----------------
                                                                        TOMORROW
                                                               -----------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
Economic and Market Outlook................................................  1
Stock Fund - Stock Select Fund.............................................  2
Equity Index Fund..........................................................  8
Small Cap Fund ............................................................ 16
WorldWide Fund - WorldWide Select Fund..................................... 20
Technology Fund ........................................................... 28
Energy Fund................................................................ 32
Balanced Fund.............................................................. 36
Bond Fund.................................................................. 41
Kansas Tax-Exempt Bond Fund................................................ 46
Money Market Fund ......................................................... 51
Tax-Free Money Market Fund ................................................ 54
Statements of Assets and Liabilities ...................................... 58
Statements of Operations .................................................. 60
Statements of Changes in Net Assets ....................................... 62
Financial Highlights ...................................................... 66
Notes to Financial Statements ............................................. 74
Independent Accountants' Report............................................ 79
Directors/Trustees and Officers............................................ 80

--------------------------------------------------------------------------------
SHARES OF THE UMB SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ECONOMIC AND MARKET OUTLOOK

The year ended June 30, 2003, has been a trying yet rewarding time for you, our shareholders. This time last year, the economy was showing signs of significant weakness and the geopolitical environment was certainly ... shall we say ... uncertain? In last year's Annual Report, we stated "this too shall pass" in that we believed the nation's financial markets would eventually recover and our job was to continue our vigilant work in seeking high-quality opportunities for investing.

Well, many financial markets have recovered from their lows. Our stock funds have enjoyed a nice rebound in value. At the same time, shareholders in the UMB Scout Bond Fund have enjoyed a good, solid income stream during these times of financial difficulty. More detailed performance information is contained on the following pages of this Report. Is the economic and financial market danger past? Is the "green light" currently being flashed? We don't know the answers to these questions. As was the case last year, our primary job is to focus on good, high-quality investments for our shareholders.

Over the last 12 months the U.S. press has written a number of positive articles featuring several of the UMB Scout Funds. Major mutual fund ranking entities have praised certain Funds as good choices for many reasons. A complete listing of recent articles is posted on the Funds' Web site, umbscoutfunds.com under the heading "In the News." Once again, we believe these high marks are due to our primary focus of finding good, high-quality investments for our shareholders.
We believe this focus has paid off over the past fiscal year. As always, we continue to appreciate your confidence and support. We will strive to maintain and grow that confidence.

Sincerely,

/s/William B. Greiner
William B. Greiner, CFA
Chairman
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STOCK FUND
STOCK SELECT FUND

OBJECTIVE:
The UMB Scout Stock and Stock Select Funds seek long-term growth of capital and income by investing in common stocks of companies thought to have an above-average ability to increase their earnings and dividends.

This bear market seemed to be endless, but we believe the last year may have marked the turning point, the creation of a market bottom. Like many of these bottoms, the process was long and uncertain. In looking back over the past year, it appears there were three separate instances when the market bottomed out.
The fiscal year got off to a bad start, heading down more than 1500 points in a little over three weeks, to bottom out at 7700 on the Dow Jones Industrial Average on July 24, 2002. In some ways, we may have a faded memory of the corporate sleaze that was making headlines then, which in turn led to the passage of the Sarbanes-Oxley Act of 2002. This quarter also saw the economy fail to strengthen, contrary to expectations just a few months earlier.

After a rally in August, the stock market hit bottom in October on concerns about Iraq and the continued soft economy. Another rally late in the year was followed by a third bottom as investors worried about the start of the war in Iraq. Once the war actually started, the market began to rise, and with the apparent easy victory, has continued to rise.

More was going on than just Iraq and corporate sleaze. The Federal Reserve Bank cut interest rates and the federal government produced growing budget deficits. In reaction to these trends and the geopolitical situation, the U.S. dollar fell, particularly against the Euro.

The Funds were invested in what we believe are high-quality stocks. As one might expect, higher-quality stocks did relatively well through the bottoming process, only to see the outperformance slip away as the market rallied off its March bottom. Many of the stocks held in the Funds that had poor earnings and falling stock prices rose sharply in anticipation of the economic recovery.

Underweighted positions in the Technology and Finance sectors hurt our relative performance, especially in the last quarter of the fiscal year, as some of the beaten-up, lower-quality stocks rebounded sharply. While electric utilities were not a big portion of the Funds, our position in TXU Corp. hurt the Funds' performance.

On the positive side, overweightings in Health Care and Energy helped relative performance. Within the Health Care sector, Amgen, Inc., Genentech, Inc. and Mylan Laboratories, Inc. helped the sector's performance.(1)

The UMB Stock Fund closed the year ended June 30, 2003, at $13.29 per share and had a total return (price change and reinvested distributions) of 14.25% for the quarter and -1.67% for the fiscal year. The UMB Scout Stock Select Fund closed the

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT
year ended June 30, 2003, at $7.46 per share and had a total return (price change and reinvested distributions) of 15.14% for the quarter and -1.08% for the fiscal year. The Funds' benchmark, the S&P 500/R Index, posted returns of 15.39% for the quarter and 0.25% for the fiscal year.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor.

---------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
---------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)
as of June 30, 2003

                                            LIPPER
                  UMB SCOUT  S&P 500/R  MULTI-CAP CORE
                 STOCK FUND   INDEX(2)   FUND INDEX(2)
                 ----------  ---------  --------------
       6/93        10,000      10,000       10,000
                   10,153      10,258       10,426
                   10,612      10,496       10,734
                   10,429      10,098       10,438
       6/94        10,535      10,141       10,312
                   10,944      10,637       10,839
                   10,905      10,635       10,635
                   11,682      11,670       11,493
       6/95        12,357      12,785       12,451
                   12,659      13,801       13,488
                   13,052      14,631       14,060
                   13,531      15,417       14,912
       6/96        13,787      16,109       15,406
                   13,778      16,607       15,908
                   14,444      17,993       16,939
                   14,469      18,475       17,036
       6/97        16,027      21,700       19,525
                   17,268      23,326       21,554
                   17,481      23,996       21,390
                   18,979      27,343       24,127
       6/98        18,496      28,246       24,385
                   16,979      25,436       21,125
                   18,812      30,853       25,388
                   18,532      32,390       26,016
       6/99        21,070      34,673       28,087
                   19,664      32,508       26,317
                   21,315      37,346       30,660
                   22,407      38,202       32,925
       6/00        21,636      37,187       31,892
                   22,092      36,827       32,064
                   21,346      33,946       29,638
                   19,500      29,921       26,246
       6/01        19,677      31,672       28,118
                   17,795      27,024       23,327
                   19,512      29,911       26,448
                   19,796      29,994       26,424
       6/02        17,677      25,975       23,127
                   14,826      21,488       19,467
                   15,657      23,301       20,698
                   15,215      22,567       20,062
       6/03        17,382      26,039       23,429


(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Stock Fund, Lipper Multi-Cap Core Fund Index and S&P 500/R Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

---------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
---------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
as of June 30, 2003

                    UMB                     LIPPER
                SCOUT STOCK  S&P 500/R  MULTI-CAP CORE
                SELECT FUND   INDEX(2)   FUND INDEX(2)
                -----------  ---------  --------------
       5/17/99     10,000      10,000        10,000
       6/99        10,080      10,276        10,268
                    9,460       9,635         9,621
      12/99        10,176      11,068        11,209
                   10,076      11,322        12,037
       6/00         9,703      11,021        11,659
                    9,672      10,915        11,722
      12/00         9,343      10,061        10,835
                    8,620       8,868         9,595
       6/01         8,753       9,387        10,279
                    7,781       8,009         8,528
      12/01         8,658       8,865         9,669
                    8,782       8,889         9,660
       6/02         7,825       7,698         8,455
                    6,631       6,368         7,117
      12/02         6,941       6,906         7,567
                    6,723       6,688         7,334
       6/03         7,741        7,718        8,565



(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Stock Select Fund, Lipper Multi-Cap Core Fund Index and S&P 500/R Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
JUNE 30, 2003

-----------------------------------
FUND DIVERSIFICATION
-----------------------------------
UMB SCOUT STOCK FUND (UMBSX)

[PIE CHART]

Health Care...................  16%
Information Technology........  15%
Finance.......................  13%
Cash Equivalents..............  11%
Industrials...................  10%
Consumer Discretionary........  10%
Consumer Staples..............  10%
Energy........................   5%
Materials.....................   5%
Telecom Services..............   3%
Utilities.....................   2%
------------------------------------
Based on total investments as of June 30, 2003.
Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)
as of June 30, 2003
                                       1 YEAR    3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND................   -1.67%    -7.04%    -1.23%     5.68%
Lipper Multi-Cap Core Fund Index(1).    1.30%    -9.77%    -0.80%     8.89%
S&P 500/R Index(1)..................    0.25%   -11.20%    -1.61%    10.04%
--------------------------------------------------------------------------------

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)
                                                MARKET           PERCENT
                                             VALUE (000'S)      OF TOTAL
--------------------------------------------------------------------------------
Merck & Co., Inc.............................    $2,888             3%
Johnson & Johnson............................     2,771             3%
Kimberly-Clark Corp..........................     2,607             3%
Mylan Laboratories, Inc......................     2,510             3%
PepsiCo, Inc.................................     2,501             3%
Engelhard Corp...............................     2,477             3%
Best Buy Co., Inc............................     2,091             2%
Kerr-McGee Corp..............................     2,061             2%
Merrill Lynch & Co., Inc.....................     2,049             2%
Anheuser-Busch Companies, Inc................     2,042             2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL................   $23,997            26%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/82............   $  9.87         $ 0.03         $    -        $  9.90
12/31/83............     11.34           0.86              -          12.23
12/31/84............     11.20           0.62           0.11          12.82
12/31/85............     12.74           0.73           0.22          15.31
12/31/86............     12.78           0.51           1.01          16.87
12/31/87............     11.87           0.78           0.97          17.71
12/31/88............     12.62           0.49           0.39          19.34
12/31/89............     13.87           0.62           0.49          21.70
12/31/90............     12.76           0.59           0.21          21.39
12/31/91............     15.40           0.48              -          24.51
12/31/92............     15.77           0.39           0.31          25.58
12/31/93............     16.24           0.38           0.79          27.21
12/31/94............     15.01           0.46           1.19          27.63
12/31/95............     16.34           0.73           0.86          30.55
12/31/96............     16.97           0.47           0.62          32.27
12/31/97............     19.01           0.46           1.00          35.77
12/31/98............     18.86           0.45           1.10          37.17
12/31/99............     19.12           0.40           1.79          39.61
12/31/00............     17.11           0.20           1.81          39.61
12/31/01............     15.15           0.14           0.35          38.14
12/31/02............     12.05           0.12              -          35.15
06/30/03(3).........     13.29           0.09              -          36.48
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.
(3) Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
as of June 30, 2003
                                                                     SINCE
                                           1 YEAR      3 YEARS     INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND..........       -1.08%      -7.25%       -6.02%
Lipper Multi-Cap Core Fund Index(1)..        1.30%      -9.77%       -3.69%
S&P 500/R Index1.....................        0.25%     -11.20%       -6.09%
--------------------------------------------------------------------------------

Inception _ May 17, 1999.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the above table and in the graph on page 3 does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
                                                      MARKET      PERCENT
                                                   VALUE (000'S)  OF TOTAL
--------------------------------------------------------------------------------
Merck & Co., Inc...............................      $   581         3%
Kimberly-Clark Corp............................          532         3%
Johnson & Johnson..............................          530         3%
Engelhard Corp.................................          513         3%
Mylan Laboratories, Inc........................          499         3%
PepsiCo, Inc...................................          498         3%
Kerr-McGee Corp................................          470         3%
Anheuser-Busch Companies, Inc..................          414         2%
Best Buy Co., Inc..............................          413         2%
Knight-Ridder, Inc.............................          412         2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL..................       $4,862        27%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/99............   $ 10.10         $ 0.07         $    -        $ 10.17
12/31/00............      9.17           0.10              -           9.35
12/31/01............      8.43           0.07              -           8.67
12/31/02............      6.71           0.05              -           7.00
06/30/03(3).........      7.46           0.02              -           7.78
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.
(3) Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)

[PIE CHART]

Health Care........................  16%
Information Technology.............  16%
Finance............................  13%
Industrials........................  11%
Consumer Discretionary.............  11%
Consumer Staples...................  10%
Cash Equivalents...................   7%
Energy.............................   6%
Materials..........................   5%
Telecom Services...................   3%
Utilities..........................   2%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

STOCK FUND

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 90.4%
CONSUMER DISCRETIONARY - 10.1%
      47,600   Best Buy Co., Inc.*...............................   $2,090,592
      49,000   Brinker International, Inc.*......................    1,764,980
      29,000   Knight-Ridder, Inc................................    1,998,970
      50,000   Target Corp.......................................    1,892,000
      70,000   TJX Companies, Inc................................    1,318,800
                                                                   -------------
                                                                     9,065,342
                                                                   =============
CONSUMER STAPLES - 9.9%
      40,000   Anheuser-Busch Companies, Inc.....................    2,042,000
      50,000   Kimberly-Clark Corp...............................    2,607,000
      56,200   PepsiCo, Inc......................................    2,500,900
      20,000   Procter & Gamble Co...............................    1,783,600
                                                                   -------------
                                                                     8,933,500
                                                                   =============
ENERGY - 5.1%
      46,000   Kerr-McGee Corp...................................    2,060,800
      39,200   Noble Corp.*......................................    1,344,560
      30,000   Shell Transport & Trading Co. PLC.................    1,195,500
                                                                   -------------
                                                                     4,600,860
                                                                   =============
FINANCE - 13.4%
      25,000   American Express Co...............................    1,045,250
      22,000   American International Group, Inc.................    1,213,960
      34,500   Arthur J. Gallagher & Co. ........................      938,400
      72,200   FirstMerit Corp...................................    1,650,492
      17,200   Marsh & McLennan
                 Companies, Inc. ................................      878,404
      43,900   Merrill Lynch & Co., Inc..........................    2,049,252
      41,800   State Street Corp.................................    1,646,920
      60,000   U.S. Bancorp......................................    1,470,000
      23,500   Wells Fargo & Co..................................    1,184,400
                                                                   -------------
                                                                    12,077,078
                                                                   =============
HEALTH CARE - 16.3%
      29,200   Amgen, Inc.*......................................    1,940,048
      25,200   Genentech, Inc.*..................................    1,817,424
      53,600   Johnson & Johnson ................................    2,771,120
      24,800   Medtronic, Inc....................................    1,189,656
      47,700   Merck & Co., Inc..................................    2,888,235
      72,200   Mylan Laboratories, Inc...........................    2,510,394
      44,900   Pfizer, Inc.......................................    1,533,335
                                                                   -------------
                                                                    14,650,212
                                                                   =============
INDUSTRIALS - 10.7%
      14,000   3M Co.............................................    1,805,720
      50,000   DeVry, Inc.*......................................    1,164,500
      40,000   Dover Corp........................................    1,198,400
      33,300   Emerson Electric Co...............................    1,701,630
      32,400   FedEx Corp........................................    2,009,772
     104,500   Southwest Airlines Co.............................    1,797,400
                                                                   -------------
                                                                     9,677,422
                                                                   =============

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 15.3%
      50,000   Altera Corp.*.....................................     $820,000
      96,600   Cisco Systems, Inc.*..............................    1,612,254
      40,200   Dell Computer Corp.*..............................    1,284,792
      29,300   First Data Corp...................................    1,214,192
      60,000   Intel Corp........................................    1,247,040
      16,500   International Business
                 Machines Corp. .................................    1,361,250
      68,600   Microsoft Corp....................................    1,756,846
      45,000   Molex, Inc........................................    1,214,550
      80,600   Nokia Corp. ADR...................................    1,324,258
      74,200   Oracle Corp.*.....................................      891,884
      28,900   QUALCOMM, Inc.....................................    1,033,175
                                                                   -------------
                                                                    13,760,241
                                                                   =============
MATERIALS - 4.8%
     100,000   Engelhard Corp....................................    2,477,000
      35,000   Weyerhaeuser Co...................................    1,890,000
                                                                   -------------
                                                                     4,367,000
                                                                   =============
TELECOMMUNICATION SERVICES - 3.0%
      33,000   CenturyTel, Inc...................................    1,150,050
      62,000   SBC Communications, Inc...........................    1,584,100
                                                                   -------------
                                                                     2,734,150
                                                                   =============
UTILITIES - 1.8%
      30,000   Entergy Corp......................................    1,583,400
                                                                   =============
TOTAL COMMON STOCKS
(COST $72,937,261) - 90.4%.......................................   81,449,205
                                                                   =============
U.S. GOVERNMENT AGENCIES
(COST $10,521,000) - 11.7%
               Federal Home Loan Bank
 $10,521,000     0.50%, 07/01/03 ................................   10,521,000
                                                                   =============
TOTAL INVESTMENTS
(COST $83,458,261) - 102.1%......................................   91,970,205

Liabilities less other assets - (2.1)%...........................  (1,843,587)
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $13.29 per share;
20,000,000 shares of $1.00 par value
capital shares authorized;
6,780,811 shares outstanding)....................................  $90,126,618
                                                                   =============

ADR _ American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

STOCK SELECT FUND

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 95.2%
CONSUMER DISCRETIONARY - 11.1%
       9,400   Best Buy Co., Inc.*...............................     $412,848
       9,700   Brinker International, Inc.*......................      349,394
       5,975   Knight-Ridder, Inc................................      411,857
      10,000   Target Corp.......................................      378,400
      20,000   TJX Companies, Inc................................      376,800
                                                                   -------------
                                                                     1,929,299
                                                                   =============
CONSUMER STAPLES - 10.4%
       8,100   Anheuser-Busch Companies, Inc.....................      413,505
      10,200   Kimberly-Clark Corp...............................      531,828
      11,200   PepsiCo, Inc......................................      498,400
       4,000   Procter & Gamble Co...............................      356,720
                                                                   -------------
                                                                     1,800,453
                                                                   =============
ENERGY - 5.6%
      10,500   Kerr-McGee Corp...................................      470,400
       7,500   Noble Corp.*......................................      257,250
       6,100   Shell Transport & Trading Co. PLC.................      243,085
                                                                   -------------
                                                                       970,735
                                                                   =============
FINANCE - 13.7%
       4,800   American Express Co...............................      200,688
       4,200   American International Group, Inc.................      231,756
       6,600   Arthur J. Gallager & Co...........................      179,520
      14,000   FirstMerit Corp...................................      320,040
       3,300   Marsh & McLennan
                 Companies, Inc. ................................      168,531
       8,400   Merrill Lynch & Co., Inc..........................      392,112
       8,000   State Street Corp.................................      315,200
      13,100   U.S. Bancorp......................................      320,950
       4,700   Wells Fargo & Co..................................      236,880
                                                                   -------------
                                                                     2,365,677
                                                                   =============
HEALTH CARE - 16.7%
       5,800   Amgen, Inc.*......................................      385,352
       5,000   Genentech, Inc.*..................................      360,600
      10,260   Johnson & Johnson.................................      530,442
       4,900   Medtronic, Inc....................................      235,053
       9,600   Merck & Co., Inc..................................      581,280
      14,350   Mylan Laboratories, Inc...........................      498,949
       9,000   Pfizer, Inc.......................................      307,350
                                                                   -------------
                                                                     2,899,026
                                                                   =============
INDUSTRIALS - 11.2%
       3,000   3M Co.............................................      386,940
      10,600   DeVry, Inc.*......................................      246,874
       8,100   Dover Corp........................................      242,676
       6,700   Emerson Electric Co...............................      342,370
       6,200   FedEx Corp........................................      384,586
      20,000   Southwest Airlines Co.............................      344,000
                                                                   -------------
                                                                     1,947,446
                                                                   =============

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 16.4%
      10,200   Altera Corp.*.....................................     $167,280
      19,600   Cisco Systems, Inc.*..............................      327,124
       7,700   Dell Computer Corp.*..............................      246,092
       5,600   First Data Corp...................................      232,064
      15,000   Intel Corp........................................      311,760
       3,500   International Business
                 Machines Corp. .................................      288,750
      13,900   Microsoft Corp....................................      355,979
       9,100   Molex, Inc........................................      245,609
      16,100   Nokia Corp. ADR...................................      264,523
      14,200   Oracle Corp.*.....................................      170,684
       6,200   QUALCOMM, Inc.....................................      221,650
                                                                   -------------
                                                                     2,831,515
                                                                   =============
MATERIALS - 5.1%
      20,700   Engelhard Corp....................................      512,739
       6,700   Weyerhaeuser Co...................................      361,800
                                                                   -------------
                                                                       874,539
                                                                   =============
TELECOMMUNICATION SERVICES - 3.2%
       6,400   CenturyTel, Inc...................................      223,040
      12,900   SBC Communications, Inc...........................      329,595
                                                                   -------------
                                                                       552,635
                                                                   =============
UTILITIES - 1.8%
       6,000   Entergy Corp......................................      316,680
                                                                   =============
TOTAL COMMON STOCKS
(COST $16,101,689) - 95.2%.......................................   16,488,005
                                                                   =============
U.S. GOVERNMENT AGENCIES
(COST $1,297,000) - 7.5%
               Federal Home Loan Bank
$1,297,000       0.50%, 07/01/03 ................................    1,297,000
                                                                   =============
TOTAL INVESTMENTS
(COST $17,398,689) - 102.7%......................................   17,785,005

Liabilities less other assets - (2.7)%...........................    (474,518)
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $7.46 per share;
10,000,000 shares of $1.00 par value
capital shares authorized;
2,321,087 shares outstanding)....................................  $17,310,487
                                                                   =============

ADR _ American Depositary Receipt
*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EQUITY INDEX FUND

OBJECTIVE:
The UMB Scout Equity Index Fund seeks to provide investment results that track, as closely as possible, the performance of the S&P 500/R Index.

The UMB Scout Equity Index Fund, at $6.70 per share as of June 30, 2003, saw a negative -0.12% return (price change and reinvested distributions) for the fiscal year ended 2003. The Fund's benchmark, the S&P 500/R Index, posted a 0.25% return for the same period. Cash flow additions and withdrawals, along with internal Fund expenses, accounted for the small variance in return between the Fund and the S&P 500/R Index.

The UMB Scout Equity Index Fund gained 11.61% for the second half of the fiscal 2003 year (January-June 2003) versus the S&P 500/R Index gain of 11.76%. The Fund closed the fourth quarter of the fiscal year (April-June 2003) with a 15.23% return versus the S&P 500/R Index, which posted a gain of 15.39%. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

During the second half of fiscal year 2003, double-digit sector increases occurred in five of 10 sectors with no sectors providing a negative return. The greatest sector gains were in Information Technology (17.67%), Utilities (17.54%) and Consumer Discretionary (17.44%). The sectors with the lowest returns were Materials (5.56%), Telecommunication Services (4.09%) and Consumer Staples (2.07%).

Five additions and five deletions in the S&P 500/R Index since January 2003 have decreased the Fund Portfolio's rate of change.

Your continued support is greatly appreciated.

TOM R. DAY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
as of June 30, 2003


                  UMB SCOUT
                EQUITY INDEX  S&P 500/R
                    FUND      INDEX(1)(2)
                ------------  -----------
     5/1/00        10,000       10,000
       6/00        10,020       10,036
       9/00         9,900        9,939
      12/00         9,132        9,161
       3/01         8,036        8,075
       6/01         8,497        8,548
       9/01         7,246        7,293
      12/01         8,006        8,073
       3/02         8,026        8,095
       6/02         6,948        7,010
       9/02         5,744        5,799
      12/02         6,218        6,288
       3/03         6,023        6,090
       6/03         6,940        7,028


(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

(2) Standard & Poor's,/R" "S&P,/R" "S&P 500/R" and "Standard and Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Scout Investment Advisors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's/R and Standard & Poor's/R makes no representation regarding the advisability of investing in the Fund.

     Performance returns for the UMB Scout Equity Index Fund and S&P 500/R Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
as of June 30, 2003
                                                                    SINCE
                                      1 YEAR        3 YEARS       INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND.........  -0.12%        -11.52%        -10.89%
S&P 500/R Index(1)..................   0.25%        -11.20%        -10.54%
Lipper S&P 500 Index Fund Index(1)..   0.00%        -11.45%        -10.79%
--------------------------------------------------------------------------------
     Inception - May 1, 2000.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
                                                MARKET           PERCENT
                                             VALUE (000'S)      OF TOTAL
--------------------------------------------------------------------------------
General Electric Co..........................   $ 1,284             3%
Microsoft Corp...............................     1,232             3%
Pfizer, Inc..................................     1,208             3%
Exxon Mobil Corp.............................     1,074             3%
Wal-Mart Stores, Inc.........................     1,053             3%
Citigroup, Inc...............................       987             2%
Johnson & Johnson............................       687             2%
American International Group, Inc............       645             2%
International Business Machines Corp.........       639             1%
Intel Corp...................................       608             1%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL................    $9,417            23%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/00............    $ 9.08         $ 0.05         $    -         $ 9.13
12/31/01............      7.88           0.07           0.01           8.01
12/31/02............      6.04           0.08              -           6.26
06/30/033...........      6.70           0.04              -           6.96
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.
(3) Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)

[PIE CHART]

Finance............................  20%
Information Technology.............  16%
Health Care........................  15%
Consumer Staples...................  11%
Consumer Discretionary.............  11%
Industrials........................  10%
Energy.............................   6%
Telecom Services...................   4%
Utilities..........................   3%
Materials..........................   3%
Miscellaneous......................   1%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

EQUITY INDEX FUND

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 100.1%
CONSUMER DISCRETIONARY - 11.0%
         295   American Greetings Corp., Class A*................       $5,794
      20,143   AOL Time Warner, Inc.*............................      324,101
       1,260   AutoNation, Inc.*.................................       19,807
         401   AutoZone, Inc.*...................................       30,464
       1,323   Bed, Bath & Beyond, Inc.*.........................       51,346
       1,443   Best Buy Co., Inc.*...............................       63,377
         523   Big Lots, Inc.*...................................        7,866
         348   Black & Decker Corp...............................       15,121
         404   Brunswick Corp....................................       10,108
       2,815   Carnival Corp.....................................       91,516
         279   Centex Corp.......................................       21,703
         928   Circuit City Stores, Inc..........................        8,166
       2,751   Clear Channel
                 Communications, Inc.* ..........................      116,615
      10,073   Comcast Corp., Class A Special*...................      304,003
         329   Cooper Tire & Rubber Co...........................        5,787
         666   Dana Corp.........................................        7,699
         754   Darden Restaurants, Inc...........................       14,311
       2,510   Delphi Corp.......................................       21,661
         380   Dillard's, Inc., Class A..........................        5,119
       9,152   Disney (Walt) Co..................................      180,752
       1,494   Dollar General Corp...............................       27,280
         364   Dow Jones & Co., Inc..............................       15,663
       1,283   Eastman Kodak Co..................................       35,090
       1,422   eBay, Inc.*.......................................      148,144
         771   Family Dollar Stores, Inc.........................       29,414
         839   Federated Department Stores, Inc..................       30,917
       8,198   Ford Motor Co.....................................       90,096
         651   Fortune Brands, Inc...............................       33,982
       1,203   Gannett Co., Inc..................................       92,402
       3,989   Gap, Inc..........................................       74,834
       2,511   General Motors Corp...............................       90,396
         779   Genuine Parts Co..................................       24,936
         785   Goodyear Tire and Rubber Co.*.....................        4,121
       1,354   Harley-Davidson, Inc..............................       53,970
         491   Harrah's Entertainment, Inc.*.....................       19,758
         776   Hasbro, Inc.......................................       13,572
       1,688   Hilton Hotels Corp................................       21,590
      10,291   Home Depot, Inc...................................      340,838
         383   International Game
                 Technology, Inc.* ..............................       39,192
       1,745   Interpublic Group of
                 Companies, Inc. ................................       23,348
         399   Johnson Controls, Inc.............................       34,154
         573   Jones Apparel Group, Inc.*........................       16,766
         213   KB Home...........................................       13,202

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY (Continued)
         366   Knight-Ridder, Inc................................      $25,228
       1,518   Kohl's Corp.*.....................................       77,995
         864   Leggett & Platt, Inc..............................       17,712
       2,338   Limited Brands, Inc...............................       36,239
         481   Liz Claiborne, Inc................................       16,955
       3,493   Lowe's Companies, Inc.............................      150,024
       1,039   Marriott International, Inc., Class A.............       39,918
       1,969   Mattel, Inc.......................................       37,254
       1,292   May Department Stores Co..........................       28,760
         351   Maytag Corp.......................................        8,571
       5,699   McDonald's Corp...................................      125,720
         854   McGraw-Hill Companies, Inc........................       52,948
         223   Meredith Corp.....................................        9,812
         675   New York Times Co., Class A.......................       30,713
       1,228   Newell Rubbermaid, Inc............................       34,384
       1,182   Nike, Inc., Class B...............................       63,225
         608   Nordstrom, Inc....................................       11,868
       1,383   Office Depot, Inc.*...............................       20,067
         844   Omnicom Group, Inc................................       60,515
       1,205   Penney (J.C.) Co., Inc............................       20,304
         274   Pulte Homes, Inc..................................       16,895
         754   RadioShack Corp...................................       19,838
         265   Reebok International Ltd.*........................        8,912
       1,376   Sears, Roebuck and Co.............................       46,289
         658   Sherwin-Williams Co...............................       17,687
         261   Snap-On, Inc......................................        7,577
         383   Stanley Works.....................................       10,571
       2,181   Staples, Inc.*....................................       40,021
       1,749   Starbucks Corp.*..................................       42,886
         899   Starwood Hotels & Resorts
                 Worldwide, Inc. ................................       25,702
       4,079   Target Corp.......................................      154,349
         650   Tiffany & Co......................................       21,242
       2,287   TJX Companies, Inc................................       43,087
         954   Toys "R" Us, Inc.*................................       11,563
       1,384   Tribune Co........................................       66,847
         261   Tupperware Corp...................................        3,748
       1,027   Univision Communications, Inc.*...................       31,221
         484   VF Corp...........................................       16,441
       7,865   Viacom, Inc., Class B*............................      343,386
         585   Visteon Corp......................................        4,019
         508   Wendy's International, Inc........................       14,717
         307   Whirlpool Corp....................................       19,556
       1,310   Yum! Brands, Inc.*................................       38,724
                                                                   -------------
                                                                     4,452,471
                                                                   =============

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES - 11.5%
         263   Alberto-Culver Co., Class B.......................      $13,439
       1,643   Albertson's, Inc..................................       31,546
       9,069   Altria Group, Inc.................................      412,095
       3,737   Anheuser-Busch Companies, Inc.....................      190,774
       2,886   Archer-Daniels-Midland Co.........................       37,143
       1,052   Avon Products, Inc................................       65,434
         270   Brown-Forman Corp., Class B.......................       21,227
       1,839   Campbell Soup Co..................................       45,055
         971   Clorox Co.........................................       41,413
      11,033   Coca-Cola Co......................................      512,042
       2,025   Coca-Cola Enterprises, Inc........................       36,754
       2,410   Colgate-Palmolive Co..............................      139,659
       2,405   ConAgra Foods, Inc................................       56,758
         163   Coors (Adolph) Co., Class B.......................        7,984
       2,043   Costco Wholesale Corp.*...........................       74,774
       1,765   CVS Corp..........................................       49,473
       1,655   General Mills, Inc................................       78,464
       4,574   Gillette Co.......................................      145,728
       1,574   Heinz (H.J.) Co...................................       51,910
         588   Hershey Foods Corp................................       40,960
       1,821   Kellogg Co........................................       62,588
       2,279   Kimberly-Clark Corp...............................      118,827
       3,379   Kroger Co.*.......................................       56,362
         623   McCormick & Company, Inc..........................       16,946
       1,228   Pepsi Bottling Group, Inc.........................       24,585
       7,695   PepsiCo, Inc......................................      342,427
       5,799   Procter & Gamble Co...............................      517,155
         378   R.J. Reynolds Tobacco
                 Holdings, Inc. .................................       14,065
       1,977   Safeway, Inc.*....................................       40,449
       3,481   Sara Lee Corp.....................................       65,478
         599   Supervalu, Inc....................................       12,771
       2,910   SYSCO Corp........................................       87,416
         749   UST, Inc..........................................       26,237
       4,591   Walgreen Co.......................................      138,189
      19,613   Wal-Mart Stores, Inc..............................    1,052,630
         631   Winn-Dixie Stores, Inc............................        7,768
       1,008   Wrigley (Wm., Jr.) Co.............................       56,680
                                                                   -------------
                                                                     4,693,205
                                                                   =============
ENERGY - 5.7%
         403   Amerada Hess Corp.................................       19,819
       1,117   Anadarko Petroleum Corp...........................       49,673
         724   Apache Corp.......................................       47,103
         306   Ashland, Inc......................................        9,388
       1,508   Baker Hughes, Inc.................................       50,623
         708   BJ Services Co.*..................................       26,451
         899   Burlington Resources, Inc.........................       48,609
       4,785   ChevronTexaco Corp................................      345,477
       3,040   ConocoPhillips....................................      166,592
       1,034   Devon Energy Corp.................................       55,216
--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

ENERGY (Continued)
         513   EOG Resources, Inc................................      $21,464
      29,917   Exxon Mobil Corp..................................    1,074,319
       1,958   Halliburton Co....................................       45,034
         452   Kerr-McGee Corp...................................       20,250
       1,388   Marathon Oil Corp.................................       36,574
         652   Nabors Industries Ltd.*...........................       25,787
         598   Noble Corp.*......................................       20,511
       1,699   Occidental Petroleum Corp.........................       57,001
         419   Rowan Companies, Inc.*............................        9,386
       2,608   Schlumberger Ltd..................................      124,063
         343   Sunoco, Inc.......................................       12,945
       1,432   Transocean, Inc.*.................................       31,461
       1,156   Unocal Corp.......................................       33,166
                                                                   -------------
                                                                     2,330,912
                                                                   =============
FINANCE - 20.3%
       1,186   ACE Ltd...........................................       40,668
       2,299   AFLAC, Inc........................................       70,694
       3,153   Allstate Corp.....................................      112,404
         476   Ambac Financial Group, Inc........................       31,535
       5,809   American Express Co...............................      242,874
      11,683   American International Group, Inc.................      644,668
       1,573   AmSouth Bancorporation............................       34,354
       1,398   Aon Corp..........................................       33,664
         420   Apartment Investment &
                 Management Co. .................................       14,532
       6,710   Bank of America Corp..............................      530,291
       3,454   Bank of New York Co., Inc.........................       99,303
       5,117   Bank One Corp.....................................      190,250
       2,111   BB&T Corp.........................................       72,407
         444   Bear Stearns Cos., Inc............................       32,155
       1,014   Capital One Financial Corp........................       49,869
       6,049   Charles Schwab Corp...............................       61,034
       1,008   Charter One Financial, Inc........................       31,429
         827   Chubb Corp........................................       49,620
         720   Cincinnati Financial Corp.........................       26,705
      23,058   Citigroup, Inc....................................      986,882
         785   Comerica, Inc.....................................       36,503
         585   Countrywide Financial Corp........................       40,698
       1,804   Equity Office Properties Trust....................       48,726
       1,221   Equity Residential Properties Trust...............       31,685
       3,079   Federal Home Loan
                 Mortgage Corp. .................................      156,321
       4,389   Federal National Mortgage
                 Association ....................................      295,994
         488   Federated Investors, Inc..........................       13,381
       2,572   Fifth Third Bancorp...............................      147,478
         566   First Tennessee National Corp.....................       24,853
       4,710   FleetBoston Financial Corp........................      139,934
       1,135   Franklin Resources, Inc...........................       44,344
         684   Golden West Financial Corp........................       54,727

                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

FINANCE (Continued)
       2,103   Goldman Sachs Group, Inc..........................     $176,126
       1,253   Hartford Financial Services
                 Group, Inc. ....................................       63,101
       1,024   Huntington Bancshares, Inc........................       19,988
       1,072   Janus Capital Group, Inc..........................       17,581
         636   Jefferson-Pilot Corp..............................       26,369
       1,294   John Hancock Financial
                 Services, Inc. .................................       39,765
       9,098   J.P. Morgan Chase & Co., Inc......................      310,970
       1,894   KeyCorp...........................................       47,861
       1,086   Lehman Brothers Holdings, Inc.....................       72,197
         795   Lincoln National Corp.............................       28,326
         831   Loews Corp........................................       39,298
       2,398   Marsh & McLennan
                 Companies, Inc. ................................      122,466
       1,015   Marshall & Ilsley Corp............................       31,039
         644   MBIA, Inc.........................................       31,395
       5,723   MBNA Corp.........................................      119,267
       1,933   Mellon Financial Corp.............................       53,641
       4,167   Merrill Lynch & Co., Inc..........................      194,516
       3,405   MetLife, Inc......................................       96,430
         442   MGIC Investment Corp..............................       20,615
         664   Moody's Corp......................................       34,999
       4,870   Morgan Stanley....................................      208,193
       2,740   National City Corp................................       89,625
         702   North Fork Bancorporation, Inc....................       23,910
         987   Northern Trust Corp...............................       41,247
         819   Plum Creek Timber Co., Inc........................       21,253
       1,267   PNC Financial Services Group, Inc.................       61,842
       1,466   Principal Financial Group, Inc....................       47,279
         975   Progressive Corp..................................       71,273
       1,298   Providian Financial Corp.*........................       12,019
       2,462   Prudential Financial, Inc.........................       82,846
         995   Regions Financial Corp............................       33,611
         620   SAFECO Corp.......................................       21,874
         847   Simon Property Group, Inc.........................       33,058
       2,025   SLM Corp..........................................       79,319
       1,524   SouthTrust Corp...................................       41,453
       1,019   St. Paul Companies, Inc...........................       37,204
       1,489   State Street Corp.................................       58,667
       1,255   SunTrust Banks, Inc...............................       74,472
       1,360   Synovus Financial Corp............................       29,240
         547   T. Rowe Price Group, Inc..........................       20,649
         520   Torchmark Corp....................................       19,370
       4,508   Travelers Property Casualty Corp..................       71,091
       8,599   U.S. Bancorp......................................      210,676
         889   Union Planters Corp...............................       27,586
       1,289   UnumProvident Corp................................       17,286
       6,025   Wachovia Corp.....................................      240,759
       4,168   Washington Mutual, Inc............................      172,138
       7,503   Wells Fargo & Co..................................      378,151
         612   XL Capital Ltd., Class A..........................       50,796
         404   Zions Bancorporation..............................       20,446
                                                                   -------------
                                                                     8,233,265
                                                                   =============

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

HEALTH CARE - 14.7%
       6,992   Abbott Laboratories...............................     $305,970
         680   Aetna, Inc........................................       40,936
         583   Allergan, Inc.....................................       44,949
         494   AmerisourceBergen Corp............................       34,259
       5,641   Amgen, Inc.*......................................      374,788
         619   Anthem, Inc.*.....................................       47,756
         936   Applera Corp. _
                 Applied Biosystems Group .......................       17,812
         233   Bard (C.R.), Inc..................................       16,615
         238   Bausch & Lomb, Inc................................        8,925
       2,676   Baxter International, Inc.........................       69,576
       1,141   Becton, Dickinson & Co............................       44,328
         665   Biogen, Inc.*.....................................       25,270
       1,156   Biomet, Inc.......................................       33,131
       1,837   Boston Scientific Corp.*..........................      112,241
       8,682   Bristol-Myers Squibb Co...........................      235,716
       2,000   Cardinal Health, Inc..............................      128,600
         835   Chiron Corp.*.....................................       36,506
         628   CIGNA Corp........................................       29,478
       5,032   Eli Lilly & Co....................................      347,057
       1,626   Forest Laboratories, Inc.*........................       89,023
         967   Genzyme Corp.*....................................       40,421
       1,385   Guidant Corp......................................       61,480
       2,291   HCA, Inc..........................................       73,404
       1,069   Health Management
                 Associates, Inc. ...............................       19,723
         724   Humana, Inc.*.....................................       10,932
       1,089   IMS Health, Inc...................................       19,591
      13,297   Johnson & Johnson.................................      687,455
       1,078   King Pharmaceuticals, Inc.*.......................       15,911
         403   Manor Care, Inc.*.................................       10,079
       1,297   McKesson Corp.....................................       46,355
       1,129   MedImmune, Inc.*..................................       41,062
       5,462   Medtronic, Inc....................................      262,012
      10,043   Merck & Co., Inc..................................      608,104
         217   Millipore Corp.*..................................        9,628
      35,362   Pfizer, Inc.......................................    1,207,612
         472   Quest Diagnostics, Inc.*..........................       30,114
         530   Quintiles Transnational Corp.*....................        7,521
       6,579   Schering-Plough Corp..............................      122,369
         806   St. Jude Medical, Inc.*...........................       46,345
         889   Stryker Corp......................................       61,670
       2,090   Tenet Healthcare Corp.*...........................       24,349
       2,654   UnitedHealth Group, Inc...........................      133,363
         480   Watson Pharmaceuticals, Inc.*.....................       19,378
         652   Wellpoint Health Networks, Inc.*..................       54,964
       5,948   Wyeth.............................................      270,931
         880   Zimmer Holdings, Inc.*............................       39,644
                                                                   -------------
                                                                     5,967,353
                                                                   =============

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

INDUSTRIALS - 10.3%
       1,751   3M Co.............................................     $225,844
         936   Allied Waste Industries, Inc.*....................        9,407
         881   American Power Conversion Corp....................       13,735
         322   American Standard
                 Companies, Inc.* ...............................       23,805
         785   Apollo Group, Inc.*...............................       48,482
         495   Avery Dennison Corp...............................       24,849
         802   Block (H&R), Inc..................................       34,686
       3,766   Boeing Co.........................................      129,249
       1,669   Burlington Northern
                 Santa Fe Corp. .................................       47,466
       1,543   Caterpillar, Inc..................................       85,883
       4,562   Cendant Corp.*....................................       83,576
         764   Cintas Corp.......................................       27,076
         418   Cooper Industries Ltd., Class A...................       17,263
         266   Crane Co..........................................        6,020
         957   CSX Corp..........................................       28,796
         186   Cummins, Inc......................................        6,676
         685   Danaher Corp......................................       46,614
       1,072   Deere & Co........................................       48,990
         553   Delta Air Lines, Inc..............................        8,118
         248   Deluxe Corp.......................................       11,110
         507   Donnelley (R.R.) & Sons Co........................       13,253
         907   Dover Corp........................................       27,174
         334   Eaton Corp........................................       26,256
       1,885   Emerson Electric Co...............................       96,323
         632   Equifax, Inc......................................       16,432
       1,336   FedEx Corp........................................       82,872
         365   Fluor Corp........................................       12,279
         884   General Dynamics Corp.............................       64,090
      44,765   General Electric Co...............................    1,283,860
         526   Goodrich Corp.....................................       11,046
         410   Grainger (W.W.), Inc..............................       19,172
       3,843   Honeywell International, Inc......................      103,185
       1,378   Illinois Tool Works, Inc..........................       90,741
         759   Ingersoll-Rand Co., Class A.......................       35,916
         412   ITT Industries, Inc...............................       26,970
       2,016   Lockheed Martin Corp..............................       95,901
       2,135   Masco Corp........................................       50,920
         293   McDermott International, Inc.*....................        1,855
         501   Monster Worldwide, Inc.*..........................        9,885
         306   Navistar International Corp.*.....................        9,985
       1,746   Norfolk Southern Corp.............................       33,523
         819   Northrop Grumman Corp.............................       70,671
         521   PACCAR, Inc.......................................       35,199
         551   Pall Corp.........................................       12,397
         529   Parker-Hannifin Corp..............................       22,213
       1,049   Pitney Bowes, Inc.................................       40,292
         371   Power-One, Inc.*..................................        2,653
       1,839   Raytheon Co.......................................       60,393
         762   Robert Half International, Inc.*..................       14,432

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

INDUSTRIALS (Continued)
         830   Rockwell Automation, Inc..........................      $19,787
         797   Rockwell Collins, Inc.............................       19,630
         281   Ryder System, Inc.................................        7,199
       3,489   Southwest Airlines Co.............................       60,011
         605   Textron, Inc......................................       23,607
         262   Thomas & Betts Corp.*.............................        3,786
       8,944   Tyco International Ltd............................      169,757
       1,138   Union Pacific Corp................................       66,027
       5,040   United Parcel Service, Inc........................      321,048
       2,096   United Technologies Corp..........................      148,460
       2,649   Waste Management, Inc.............................       63,814
                                                                   -------------
                                                                     4,200,659
                                                                   =============
INFORMATION TECHNOLOGY - 16.0%
       3,592   ADC Telecommunications, Inc.*.....................        8,362
       1,038   Adobe Systems, Inc................................       33,289
       1,549   Advanced Micro Devices, Inc.*.....................        9,929
       2,111   Agilent Technologies, Inc.*.......................       41,270
       1,715   Altera Corp.*.....................................       28,126
       1,636   Analog Devices, Inc.*.............................       56,965
         440   Andrew Corp.*.....................................        4,048
       1,638   Apple Computer, Inc.*.............................       31,319
       7,424   Applied Materials, Inc.*..........................      117,745
       1,362   Applied Micro Circuits Corp.*.....................        8,240
         501   Autodesk, Inc.....................................        8,096
       2,679   Automatic Data Processing, Inc....................       90,711
       1,708   Avaya, Inc.*......................................       11,034
       1,045   BMC Software, Inc.*...............................       17,065
       1,255   Broadcom Corp., Class A*..........................       31,262
       2,110   CIENA Corp.*......................................       10,951
      31,437   Cisco Systems, Inc.*..............................      524,684
         740   Citrix Systems, Inc.*.............................       15,066
       2,589   Computer Associates
                 International, Inc. ............................       57,683
         839   Computer Sciences Corp.*..........................       31,983
       1,693   Compuware Corp.*..................................        9,769
         843   Comverse Technology, Inc.*........................       12,670
       2,179   Concord EFS, Inc.*................................       32,075
         663   Convergys Corp.*..................................       10,608
       5,670   Corning, Inc.*....................................       41,901
      11,503   Dell Computer Corp.*..............................      367,636
         652   Electronic Arts, Inc.*............................       48,241
       2,143   Electronic Data Systems Corp......................       45,967
       9,796   EMC Corp.*........................................      102,564
       3,350   First Data Corp...................................      138,824
         865   Fiserv, Inc.*.....................................       30,803
       1,452   Gateway, Inc.*....................................        5,300
      13,672   Hewlett-Packard Co................................      291,214
      29,266   Intel Corp........................................      608,265
       7,740   International Business
                 Machines Corp. .................................      638,550

--------------------------------------------------------------------------------
                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (Continued)
         919   Intuit, Inc.*.....................................      $40,923
         890   Jabil Circuit, Inc.*..............................       19,669
       6,406   JDS Uniphase Corp.*...............................       22,485
         852   KLA-Tencor Corp.*.................................       39,609
         571   Lexmark International, Inc.*......................       40,410
       1,402   Linear Technology Corp............................       45,158
       1,681   LSI Logic Corp.*..................................       11,901
      18,530   Lucent Technologies, Inc.*........................       37,616
       1,454   Maxim Integrated Products, Inc....................       49,712
         382   Mercury Interactive Corp.*........................       14,749
       2,726   Micron Technology, Inc.*..........................       31,703
      48,088   Microsoft Corp....................................    1,231,534
         856   Molex, Inc........................................       23,103
      10,372   Motorola, Inc.....................................       97,808
         817   National Semiconductor Corp.*.....................       16,111
         427   NCR Corp.*........................................       10,940
       1,520   Network Appliance, Inc.*..........................       24,639
       1,650   Novell, Inc.*.....................................        5,082
         671   Novellus Systems, Inc.*...........................       24,573
         712   NVIDIA Corp.*.....................................       16,383
      23,484   Oracle Corp.*.....................................      282,278
       1,184   Parametric Technology Corp.*......................        3,611
       1,686   Paychex, Inc......................................       49,417
       1,418   PeopleSoft, Inc.*.................................       24,943
         565   PerkinElmer, Inc..................................        7,803
         757   PMC-Sierra, Inc.*.................................        8,880
         420   QLogic Corp.*.....................................       20,299
       3,536   QUALCOMM, Inc.....................................      126,412
         642   Sabre Holdings Corp...............................       15,825
       2,284   Sanmina-SCI Corp.*................................       14,412
         667   Scientific-Atlanta, Inc...........................       15,901
       2,193   Siebel Systems, Inc.*.............................       20,921
       3,717   Solectron Corp.*..................................       13,902
      14,466   Sun Microsystems, Inc.*...........................       66,544
       1,274   Sungard Data Systems, Inc.*.......................       33,009
         662   Symantec Corp.*...................................       29,035
       1,033   Symbol Technologies, Inc..........................       13,439
         380   Tektronix, Inc.*..................................        8,208
       1,847   Tellabs, Inc.*....................................       12,135
         828   Teradyne, Inc.*...................................       14,333
       7,746   Texas Instruments, Inc............................      136,330
         724   Thermo Electron Corp.*............................       15,218
       1,468   Unisys Corp.*.....................................       18,027
       1,858   VERITAS Software Corp.*...........................       53,269
         557   Waters Corp.*.....................................       16,225
       3,322   Xerox Corp.*......................................       35,180
       1,511   Xilinx, Inc.*.....................................       38,243
       2,702   Yahoo!, Inc.*.....................................       88,517
                                                                   -------------
                                                                     6,508,639
                                                                   =============

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

MATERIALS - 2.6%
       1,018   Air Products & Chemicals, Inc.....................      $42,349
       3,786   Alcoa, Inc........................................       96,543
         363   Allegheny Technologies, Inc.......................        2,396
         255   Ball Corp.........................................       11,605
         238   Bemis Co., Inc....................................       11,138
         261   Boise Cascade Corp................................        6,238
       4,101   Dow Chemical Co...................................      126,967
       4,461   Du Pont (E.I.) de Nemours & Co....................      185,756
         347   Eastman Chemical Co...............................       10,989
       1,177   Ecolab, Inc.......................................       30,131
         564   Engelhard Corp....................................       13,970
         651   Freeport-McMoRan Copper &
                 Gold, Inc., Class B ............................       15,950
       1,121   Georgia-Pacific Corp..............................       21,243
         225   Great Lakes Chemical Corp.........................        4,590
         492   Hercules, Inc.*...................................        4,871
         420   International Flavors &
                 Fragrances, Inc. ...............................       13,411
       2,145   International Paper Co............................       76,641
         468   Louisiana-Pacific Corp.*..........................        5,073
         898   MeadWestvaco Corp.................................       22,181
       1,171   Monsanto Co.......................................       25,340
       1,801   Newmont Mining Corp...............................       58,460
         350   Nucor Corp........................................       17,098
         714   Pactiv Corp.*.....................................       14,073
         399   Phelps Dodge Corp.*...............................       15,298
         760   PPG Industries, Inc...............................       38,562
         728   Praxair, Inc......................................       43,753
         994   Rohm & Haas Co....................................       30,844
         378   Sealed Air Corp.*.................................       18,015
         317   Sigma Aldrich Corp................................       17,175
         242   Temple-Inland, Inc................................       10,384
         462   United States Steel Corp..........................        7,563
         455   Vulcan Materials Co...............................       16,867
         981   Weyerhaeuser Co...................................       52,974
         385   Worthington Industries, Inc.......................        5,159
                                                                   -------------
                                                                     1,073,607
                                                                   =============
MISCELLANEOUS - 1.1%
       4,530   Standard & Poor's
                 Depositary Receipts ............................      442,264
                                                                   -------------

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES - 3.9%
       1,394   ALLTEL Corp.......................................      $67,219
       3,522   AT&T Corp.........................................       67,799
      12,147   AT&T Wireless Services, Inc.*.....................       99,727
       8,272   BellSouth Corp....................................      220,283
         641   CenturyTel, Inc...................................       22,339
       1,270   Citizens Communications Co.*......................       16,370
       4,605   Nextel Communications, Inc.,
                 Class A* .......................................       83,258
       7,594   Qwest Communications
                 International, Inc.* ...........................       36,299
      14,881   SBC Communications, Inc...........................      380,210
       4,027   Sprint Corp. (FON Group)..........................       57,989
       4,584   Sprint Corp. (PCS Group)*.........................       26,358
      12,318   Verizon Communications, Inc.......................      485,945
                                                                   -------------
                                                                     1,563,796
                                                                   =============
UTILITIES - 3.0%
       2,744   AES Corp.*........................................       17,425
         563   Allegheny Energy, Inc.*...........................        4,757
         722   Ameren Corp.......................................       31,840
       1,769   American Electric Power Co., Inc..................       52,769
       1,707   Calpine Corp.*....................................       11,266
       1,368   CenterPoint Energy, Inc...........................       11,149
         789   Cinergy Corp......................................       29,027
         645   CMS Energy Corp.*.................................        5,225
       1,000   Consolidated Edison, Inc..........................       43,280
         741   Constellation Energy Group, Inc...................       25,416
       1,392   Dominion Resources, Inc...........................       89,464
         752   DTE Energy Co.....................................       29,057
       4,036   Duke Energy Corp..................................       80,518
       1,669   Dynegy, Inc.*.....................................        7,010
       1,459   Edison International, Inc.*.......................       23,972
       2,683   El Paso Corp......................................       21,679
       1,011   Entergy Corp......................................       53,361
       1,452   Exelon Corp.......................................       86,844
       1,333   FirstEnergy Corp..................................       51,254
         821   FPL Group, Inc....................................       54,884
         705   KeySpan Corp......................................       24,992

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

UTILITIES (Continued)
         547   Kinder Morgan, Inc................................      $29,894
       1,810   Mirant Corp.*.....................................        5,249
         197   NICOR, Inc........................................        7,311
       1,176   NiSource, Inc.....................................       22,344
         161   Peoples Energy Corp...............................        6,905
       1,833   PG&E Corp.*.......................................       38,768
         409   Pinnacle West Capital Corp........................       15,317
         755   PPL Corp..........................................       32,465
       1,079   Progress Energy, Inc..............................       47,368
       1,012   Public Service Enterprise
                 Group, Inc. ....................................       42,757
         929   Sempra Energy Co..................................       26,504
       3,233   Southern Co.......................................      100,740
         791   Teco Energy, Inc..................................        9,484
       1,443   TXU Corp..........................................       32,395
       2,319   Williams Companies, Inc...........................       18,320
       1,786   Xcel Energy, Inc..................................       26,862
                                                                   -------------
                                                                     1,217,872
                                                                   =============
TOTAL COMMON STOCKS
(COST $44,406,836) - 100.1%......................................   40,684,043
                                                                   =============
U.S. GOVERNMENT AGENCIES
(COST $17,000) - 0.0%
               Federal Home Loan Bank
     $17,000     0.50%, 07/01/03 ................................       17,000
                                                                   =============
TOTAL INVESTMENTS
(COST $44,423,836) - 100.1%......................................   40,701,043

Liabilities less other assets - (0.1)%...........................     (40,538)
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $6.70 per share;
unlimited shares of $1.00 par value
capital shares authorized;
6,071,864 shares outstanding)....................................  $40,660,505
                                                                   =============

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SMALL CAP FUND(1)

OBJECTIVE:
The UMB Scout Small Cap Fund seeks long-term growth of capital by investing in smaller companies located anywhere in the United States.

We are pleased to report another year of positive returns to investors in the UMB Scout Small Cap Fund. At June 30, 2003, the Fund was valued at $10.89 per share and provided a total one-year return (price change and reinvested distributions) of 2.11%. Meanwhile, the Fund's benchmarks, the Russell 2000/R Index and the Lipper Small-Cap Core Fund Index, posted negative returns of - 1.64% and -2.37% for the same period, respectively. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

Until three months ago, most investors had written off the stock market. After three straight years of losses, it was natural for most investors to expect a fourth. However, as we highlighted in our most recent Semiannual Report, a combination of cyclical influences (including the four-year presidential cycle and the ten-year market cycle) and the pillars of the stock market (stock valuations, investor sentiment and monetary conditions) provided the necessary support to fuel a significant stock market rally. Consistent with these expectations, the Fund was nearly fully invested at the beginning of calendar year 2003 through May 2003.

Throughout the past year, our expectations were for the "growth" segment of the stock market to exhibit leadership. In the fall of 2002, the Fund moved into higher growth stocks (such as, medical and technology). During the fiscal year, the Fund was heavily invested in these issues (more than 50% of assets). For the two years prior, we had significantly underweighted these issues. A number of the Fund's holdings in these areas provided returns in excess of 100%, including Microsemi Corp., Pharmaceutical Resources, Inc., SanDisk Corp. and Garmin Ltd.2 As the stock market rallied during the past three months, our short-term outlook has become slightly less favorable. Stock valuations, though, are still attractive when viewed in relation to bonds. However, investors are now more optimistic than any time over the past year-and-a-half, which in our view is a negative. The rate of growth of the money supply accelerated back near its mean level. This is positive in the short-term but neutral intermediate-term, as the acceleration phase is likely to slow again in the future. In late May, our internal stock market indicators began to weaken. As a result, our cash position increased as we sold issues believed to be vulnerable to the Fund's success.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

We would also like to note that while we have become more cautious in the short term, an unusually large cash balance at quarter's end is the result of a significant contribution (equal to 17% of the value of the Fund) on the last day of the fiscal year. We plan to put the cash reserves to work as opportunities present themselves. Our goal is to have at most a 20% cash reserve at any time.

On behalf of the management team, I want to thank you for your continued support and investment in the UMB Scout Small Cap Fund.

DAVID R. BAGBY, CFA
Scout Investment Advisors, Inc.

(1) Due to the limited focus of this Fund, the UMB Scout Small Cap Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

(2) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
as of June 30, 2003

                     UMB       RUSSELL     LIPPER
                 SCOUT SMALL  2000/R   SMALL-CAP CORE
                  CAP FUND   INDEX(3)   FUND INDEX(3)
                 ----------  ---------  --------------
       6/93        10,000      10,000       10,000
                   10,222      10,875       10,563
                   10,614      11,156       10,826
                   10,491      10,859       10,660
       6/94        10,480      10,434       10,322
                   10,796      11,159       10,973
                   10,688      10,953       10,844
                   11,304      11,458       11,633
       6/95        11,945      12,533       12,449
                   12,670      13,770       13,806
                   12,821      14,069       14,177
                   13,392      14,787       15,157
       6/96        13,800      15,526       16,165
                   13,893      15,579       16,266
                   14,430      16,391       16,831
                   14,513      15,543       15,911
       6/97        15,915      18,063       18,609
                   17,888      20,751       21,728
                   17,752      20,056       20,573
                   18,931      22,074       22,813
       6/98        18,209      21,045       21,758
                   15,732      16,805       16,972
                   17,098      19,546       19,825
                   16,019      18,485       18,152
       6/99        18,937      21,360       20,922
                   17,607      20,010       20,029
                   17,314      23,700       23,825
                   17,700      25,379       26,283
       6/00        17,315      24,420       25,863
                   19,483      24,690       26,590
                   21,092      22,984       25,478
                   21,438      21,489       23,540
       6/01        23,162      24,560       27,156
                   21,402      19,454       22,407
                   23,490      23,556       27,293
                   24,223      24,494       28,267
       6/02        23,319      22,449       25,815
                   19,882      17,645       20,837
                   20,750      18,731       22,044
                   21,253      17,890       20,907
       6/03        23,811      22,080       25,204


(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Small Cap Fund, Russell 2000/R Index and Lipper Small-Cap Core Fund Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)

[PIE CHART]

Cash Equivalents...................  31%
Information Technology.............  19%
Industrials........................  17%
Consumer Discretionary.............  14%
Health Care........................   8%
Energy.............................   3%
Consumer Staples...................   3%
Finance............................   3%
Miscellaneous......................   2%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
as of June 30, 2003

                                          1 YEAR    3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND................    2.11%    11.21%     5.51%     9.06%
Russell 2000/R Index(1).................   -1.64%    -3.30%     0.97%     8.24%
Lipper Small-Cap Core Fund Index(1).....   -2.37%    -0.86%     2.98%     9.68%
--------------------------------------------------------------------------------

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
                                                MARKET           PERCENT
                                             VALUE (000'S)      OF TOTAL
--------------------------------------------------------------------------------
THQ, Inc.....................................    $2,250             4%
Microsemi Corp...............................     2,080             4%
LabOne, Inc..................................     1,940             4%
Helen of Troy Ltd............................     1,895             3%
BHA Group Holdings, Inc......................     1,882             3%
FEI Co.......................................     1,876             3%
RC2 Corp.....................................     1,735             3%
ANSYS, Inc...................................     1,711             3%
Kellwood Co..................................     1,676             3%
American Italian Pasta Co....................     1,666             3%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL................   $18,711            33%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/86............   $ 10.00         $ 0.08          $   -        $ 10.08
12/31/87............      9.87           0.63              -          10.58
12/31/88............      8.67           0.72              -          10.10
12/31/89............      8.32           0.60              -          10.36
12/31/90............      7.61           0.64              -          10.28
12/31/91(3)...........    8.30           0.29              -          11.26
12/31/92............      9.09           0.12              -          12.17
12/31/93............      9.49           0.14              -          12.70
12/31/94............      9.20           0.20           0.15          12.77
12/31/95............     10.11           0.33           0.57          14.57
12/31/96............     10.43           0.23           0.69          15.81
12/31/97............     11.89           0.26           0.63          18.16
12/31/98............     10.46           0.24           0.74          17.71
12/31/99............      9.87           0.16           0.56          17.84
12/31/00............     11.59           0.17           0.23          19.97
12/31/01(3)...........   10.89           0.89           1.07          21.22
12/31/02............      9.49           0.03           0.11          19.95
06/30/03(4)...........   10.89              -              -          21.35
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.
(3)  The Fund's objective changed in 1991 and was modified in 2001.
(4) Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

SMALL CAP FUND

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 68.9%
CONSUMER DISCRETIONARY - 13.6%
      60,000   Claire's Stores, Inc..............................   $1,521,600
      52,000   Flexsteel Industries, Inc.........................      857,480
     125,000   Helen of Troy Ltd.*...............................    1,895,000
      53,000   Kellwood Co.......................................    1,676,390
     102,000   RC2 Corp.*........................................    1,735,020
                                                                   -------------
                                                                     7,685,490
                                                                   =============
CONSUMER STAPLES - 3.0%
      40,000   American Italian Pasta Co.*.......................    1,666,000
                                                                   =============
ENERGY - 3.2%
      30,000   Maverick Tube Corp.*..............................      574,500
      45,400   St. Mary Land & Exploration Co....................    1,239,420
                                                                   -------------
                                                                     1,813,920
                                                                   =============
FINANCE - 2.5%
      41,000   Old Republic International Corp...................    1,405,070
                                                                   =============
HEALTH CARE - 8.0%
      30,000   IDEXX Laboratories, Inc.*.........................    1,010,400
      90,000   LabOne, Inc.*.....................................    1,940,400
     115,000   Serologicals Corp.*...............................    1,567,450
                                                                   -------------
                                                                     4,518,250
                                                                   =============

INDUSTRIALS - 17.0%
      95,000   BHA Group Holdings, Inc...........................    1,881,950
      60,000   Herley Industries, Inc.*..........................    1,018,800
     142,000   Isco, Inc.........................................    1,182,860
     101,000   Kansas City Southern*.............................    1,215,030
      45,000   Kennametal, Inc...................................    1,522,800
      41,600   Lawson Products, Inc..............................    1,145,622
     203,000   Layne Christensen Co.*............................    1,638,210
                                                                   -------------
                                                                     9,605,272
                                                                   =============

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 19.2%
      55,000   ANSYS, Inc.*......................................   $1,710,500
     100,000   FEI Co.*..........................................    1,876,000
     130,000   Microsemi Corp.*..................................    2,080,000
      50,000   SBS Technologies, Inc.*...........................      491,550
     125,000   THQ, Inc.*........................................    2,250,000
     120,000   Universal Electronics, Inc.*......................    1,521,600
      25,000   Varian, Inc.*.....................................      866,750
                                                                   -------------
                                                                    10,796,400
                                                                   =============
MISCELLANEOUS - 2.4%
      15,000   iShares Russell 2000 .............................    1,333,500
                                                                   =============
TOTAL COMMON STOCK
(COST $31,772,667) - 68.9%.......................................   38,823,902
                                                                   =============

U.S GOVERNMENT AGENCIES
(COST $17,681,000) - 31.3%
               Federal Home Loan Bank
 $17,681,000     0.50%, 07/01/03 ................................   17,681,000
                                                                   =============

TOTAL INVESTMENTS
(COST $49,453,667) - 100.2%......................................   56,504,902
Liabilities less other assets - (0.2)%...........................    (133,411)
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $10.89 per share;
unlimited shares of $1.00 par value
capital shares authorized;
5,175,400 shares outstanding)....................................  $56,371,491
                                                                   =============

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WORLDWIDE FUND(1)
WORLDWIDE SELECT FUND(1)


OBJECTIVE:
The UMB Scout WorldWide and WorldWide Select Funds seek long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the United States, or whose principal business is carried on outside the United States.

This bear market seemed to be endless, but the last year may have marked the turning point, the creation of what we view as a market bottom. Like many bottoms in the market, the process was long and uncertain. In looking back over the past year, it appears there were three separate instances when the market bottomed out.

The fiscal year got off to a bad start, heading down more than 1500 points in a little over three weeks, bottoming at 7700 on the Dow Jones Industrial Average on July 24, 2002. We may have a faded memory of the corporate sleaze that was making headlines then, which in turn led to the passage of the Sarbanes-Oxley Act of 2002. The quarter also saw the economy fail to strengthen, contrary to expectations just a few months earlier.

After a rally in August, the stock market made another bottom in October on concerns about Iraq and the continued soft economy. Another rally late in the year was followed by a third bottom as the markets worried about the start of the war in Iraq. Once the war actually started, the market began to rise, and with the apparent easy victory, has continued to rise.

More was going on than just Iraq and corporate sleaze. The Federal Reserve Bank was cutting interest rates and the federal government was producing growing budget deficits. In reaction to these trends and the geopolitical situation, the U.S. dollar fell, particularly against the Euro.

The rest of the world seemed to be waiting for the U.S. economy to turn upward and buy more of the goods these countries produce. The strong Euro damped the fires of inflation and permitted the European Central Bank to ease interest rates a little in an effort to get its economy going.

For a European company, the relative strength of the Euro will make U.S. goods more competitive and also hurt the earnings coming from the United States.

A substantial part of the Funds' return this year was from appreciation of the Euro. Our policy of not hedging currencies paid off over the past twelve months. Our modestly underweighted position in the Euro countries, primarily France and the Netherlands, took a little off our relative performance, as did our underweighted position in the United Kingdom.

The biggest contributor to the Funds' outperformance was our position in Canada as Imperial Oil Ltd. and BCE, Inc. were up substantially. Another contributor was Brazil where the stock market rose after the presidential election.(2)

Asian countries, especially China, have maintained their currencies' stability against the dollar to keep their goods competitively priced. The Chinese Central Bank has been accumulating large dollar holdings in the process.

The Funds are invested in what we believe are high-quality stocks, and as one might expect, high-quality stocks did relatively well through the bottoming process, only to see the outperformance slip away as the market rallied off its March bottom. Many of the stocks that had poor earnings and falling stock prices rose sharply in anticipation of the economic recovery.

We see the stimulative policies as part of the normal election cycle as the incumbent administration tries to have the economy humming by November 2004. With a better economy expected, we are emphasizing the more cyclical elements within our quality

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT
growth universe by increasing our exposure to the Capital Goods and Consumer Durables sectors. We also like the Health Care sector because we think the growth prospects are not reflected in the sector's stock valuations.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.

(1) Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risk.

(2) Portfolio composition will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as a recommendation by the Funds, their Adviser or Distributor.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
as of June 30, 2003

                  UMB SCOUT   MSCI EAFE
                  WORLDWIDE   INDEX-U.S.
                    FUND     DOLLARS(3)
                  ---------  -----------
       9/14/93     10,000      10,000
                   10,030       9,799
                   10,573       9,890
                   10,533      10,242
       6/94        10,593      10,773
                   11,073      10,790
                   10,976      10,687
                   11,169      10,895
       6/95        11,877      10,983
                   12,360      11,449
                   12,586      11,922
                   13,107      12,275
       6/96        13,628      12,479
                   13,892      12,473
                   14,896      12,681
                   15,291      12,491
       6/97        17,226      14,122
                   18,131      14,031
                   17,629      12,942
                   20,105      14,855
       6/98        20,713      15,023
                   17,977      12,897
                   20,796      15,573
                   21,389      15,801
       6/99        22,971      16,213
                   23,545      16,936
                   27,331      19,824
                   27,768      19,814
       6/00        27,427      19,041
                   26,001      17,516
                   25,099      17,057
                   22,712      14,728
       6/01        23,336      14,600
                   20,321      12,563
                   22,337      13,440
                   22,265      13,517
       6/02        21,357      13,255
                   17,597      10,646
                   18,796      11,336
                   18,024      10,415
       6/03        20,740      12,452


(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout WorldWide Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
as of June 30, 2003

   Cash & Equivalents           14%
            Australia            7%
              Austria            2%
              Belgium            1%
               Brazil            3%
               Canada            8%
                Chile            1%
              Denmark            2%
              Finland            2%
               France            4%
              Germany            5%
            Hong Kong            2%
              Ireland            2%
                Italy            4%
                Japan           11%
          Netherlands            3%
               Norway            2%
             Portugal            2%
            Singapore            1%
                Spain            3%
               Sweden            5%
          Switzerland            3%
               Taiwan            1%
       United Kingdom           11%
        United States            1%

Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
as of June 30, 2003


                  UMB SCOUT   MSCI EAFE
                  WORLDWIDE   INDEX-U.S.
                 SELECT FUND  DOLLARS(3)
                  ---------  -----------
    5/17/99        10,000      10,000
       6/99        10,200      10,076
                   10,340      10,525
      12/99        12,089      12,320
                   12,180      12,314
       6/00        12,049      11,834
                   11,330      10,886
      12/00        10,924      10,601
                    9,717       9,153
       6/01         9,968       9,074
                    8,428       7,808
      12/01         9,435       8,353
                    9,302       8,400
       6/02         8,883       8,238
                    7,117       6,616
      12/02         7,617       7,045
                    7,297       6,472
       6/03         8,484       7,739


(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout WorldWide Select Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
as of June 30, 2003

   Cash & Equivalents           15%
            Australia            7%
              Austria            2%
              Belgium            1%
               Brazil            3%
               Canada            8%
                Chile            1%
              Denmark            2%
              Finland            2%
               France            4%
              Germany            5%
               Greece            1%
            Hong Kong            2%
              Ireland            2%
                Italy            4%
                Japan           10%
          Netherlands            2%
               Norway            2%
             Portugal            2%
            Singapore            1%
                Spain            3%
               Sweden            5%
          Switzerland            3%
               Taiwan            1%
       United Kingdom           11%
        United States            1%

Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
as of June 30, 2003
                                                                         SINCE
                                          1 YEAR   3 YEARS   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND................   -2.89%    -8.89%    0.03%      7.73%
MSCI EAFE Index-U.S. Dollars(1).........   -6.06%   -13.21%   -3.68%      2.26%
Lipper Global Fund Index(1).............   -4.05%   -11.80%   -1.63%      5.74%
Lipper International Fund Index(1)......   -6.40%   -12.28%   -2.79%      4.10%
--------------------------------------------------------------------------------

     Inception - September 14, 1993.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
                                                MARKET           PERCENT
                                             VALUE (000'S)      OF TOTAL]
--------------------------------------------------------------------------------
Canon, Inc...................................  $ 16,786             4%
Electrolux A.B...............................    11,135             3%
OMV A.G......................................     9,780             2%
Novo-Nordisk A.S.............................     9,555             2%
Ryanair Holdings PLC.........................     9,496             2%
Magna International, Inc.....................     8,866             2%
Imperial Oil Ltd.............................     8,838             2%
Royal Bank of Scotland Group PLC.............     8,667             2%
Commonwealth Bank of Australia...............     8,393             2%
Vodafone Group PLC...........................     8,294             2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL................   $99,810            23%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/93............   $ 10.68         $ 0.03         $    -        $ 10.71
12/31/94............     10.84           0.24              -          11.11
12/31/95............     12.08           0.30           0.04          12.69
12/31/96............     13.94           0.24           0.10          14.89
12/31/97............     16.02           0.31           0.16          17.44
12/31/98............     18.56           0.31           0.02          20.31
12/31/99............     23.77           0.45           0.12          26.09
12/31/00............     21.24           0.05           0.56          24.17
12/31/01............     18.67           0.23           0.01          21.84
12/31/02............     15.58           0.14              -          18.88
06/30/03(3).........     17.08           0.11              -          20.50
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.
(3) Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
as of June 30, 2003
                                                                        SINCE
                                          1 YEAR        3 YEARS       INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND.........   -4.49%        -11.04%         -3.91%
MSCI EAFE Index-U.S. Dollars(1).........   -6.06%        -13.21%         -6.03%
Lipper Global Fund Index(1).............   -4.05%        -11.80%         -3.66%
Lipper International Fund Index(1)......   -6.40%        -12.28%         -3.93%
--------------------------------------------------------------------------------

     Inception - May 17, 1999.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance shown in the above table and in the graph on page 21 does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
                                                MARKET           PERCENT
                                             VALUE (000'S)      OF TOTAL
--------------------------------------------------------------------------------
Canon, Inc...................................   $ 1,324             3%
Electrolux A.B...............................     1,143             3%
OMV A.G......................................     1,009             2%
Novo-Nordisk A.S.............................       982             2%
Ryanair Holdings PLC.........................       974             2%
Magna International, Inc.....................       913             2%
Imperial Oil Ltd.............................       908             2%
Royal Bank of Scotland Group PLC.............       891             2%
Commonwealth Bank of Australia...............       862             2%
Vodafone Group PLC...........................       853             2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL................    $9,859            22%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/99............   $ 12.00         $ 0.08         $    -        $ 12.08
12/31/00............     10.77           0.08              -          10.93
12/31/01............      9.23           0.07              -           9.47
12/31/02............      7.38           0.08              -           7.69
06/30/03(3).........      8.16           0.06              -           8.53
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.
(3) Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

WORLDWIDE FUND

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (ADR'S) - 84.9%
AUSTRALIA - 6.7%
     617,832   BHP Billiton Ltd..................................   $7,160,673
     688,800   Coca-Cola Amatil Ltd..............................    5,275,450
     221,580   Coles Myer Ltd....................................    8,281,552
     423,500   Commonwealth Bank of Australia1...................    8,392,747
     110,000   CSL Limited1......................................      881,564
                                                                   -------------
                                                                    29,991,986
                                                                   =============
AUSTRIA - 2.2%
      81,400   OMV A.G.(1).......................................    9,779,591
                                                                   =============
BELGIUM - 1.3%
      81,300   Solvay S.A.(1)....................................    5,601,746
                                                                   =============
BRAZIL - 3.4%
     292,000   Aracruz Celulose S.A..............................    6,149,520
     181,200   Companhia de Bebidas
                 das Americas S.A. ..............................    3,687,420
     273,800   Empresa Brasileira
                 de Aeronautica S.A. ............................    5,229,580
                                                                   -------------
                                                                    15,066,520
                                                                   =============
CANADA - 7.7%
     232,900   BCE, Inc..........................................    5,382,319
     136,600   EnCana Corp.......................................    5,241,342
     253,100   Imperial Oil Ltd..................................    8,838,252
     131,800   Magna International, Inc..........................    8,866,186
      93,200   Potash Corp. of Saskatchewan, Inc.................    5,964,800
                                                                   -------------
                                                                    34,292,899
                                                                   =============
CHILE - 1.4%
     229,900   Sociedad Quimica Y Minera
                 de Chile S.A. ..................................    6,457,891
                                                                   =============
DENMARK - 2.1%
     275,600   Novo-Nordisk A.S..................................    9,555,052
                                                                   =============
FINLAND - 1.7%
     451,050   Nokia Corp........................................    7,410,752
                                                                   =============

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

FRANCE - 3.9%
     109,540   Carrefour S.A.(1).................................   $5,368,819
     235,550   Technip-Coflexip S.A..............................    5,146,768
      92,435   Total S.A.........................................    7,006,573
                                                                   -------------
                                                                    17,522,160
                                                                   =============
GERMANY - 5.2%
      97,100   Bayer A.G.........................................    2,238,155
      53,000   Fresenius Medical Care A.G........................      871,320
     119,000   Fresenius Medical Care A.G. Pfd...................    1,400,630
     107,100   Henkel KGaA Pfd...................................    6,567,458
     252,380   SAP A.G...........................................    7,374,544
      97,800   Siemens A.G.......................................    4,777,530
                                                                   -------------
                                                                    23,229,637
                                                                   =============
GREECE - 0.5%
     121,000   Coca-Cola Hellenic
                 Bottling Co. S.A.(1) ...........................    2,020,372
                                                                   =============
HONG KONG - 1.7%
   1,748,320   CLP Holdings Ltd..................................    7,645,054
                                                                   =============
IRELAND - 2.1%
     211,500   Ryanair Holdings PLC*.............................    9,496,350
                                                                   =============
ITALY - 3.7%
     388,100   Luxottica Group S.p.A.............................    5,394,590
   1,417,720   Parmalat Finanziaria S.p.A.(1)....................    4,460,901
      74,900   Telecom Italia S.p.A..............................    6,788,936
                                                                   -------------
                                                                    16,644,427
                                                                   =============
JAPAN - 10.8%
     367,700   Canon, Inc........................................   16,785,505
     123,000   Ito-Yokado Co. Ltd.(1)............................    2,945,034
     273,400   KAO Corp.(1)......................................    5,088,894
      81,800   Kyocera Corp......................................    4,662,600
     169,000   Meitec Corp.*(1)..................................    5,137,206
     319,300   Minebea Co., Ltd.(1)..............................    1,265,766
     172,500   Takeda Chemical Industries Ltd.(1)................    6,364,147
     111,900   Toyota Motor Corp.................................    5,796,420
                                                                   -------------
                                                                    48,045,572
                                                                   =============

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

WORLDWIDE FUND (Continued)

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

NETHERLANDS - 2.5%
     640,895   Aegon N.V.........................................   $6,434,586
     104,800   Akzo Nobel N.V....................................    2,792,920
     191,900   ASML Holding N.V.*................................    1,834,564
                                                                   -------------
                                                                    11,062,070
                                                                   =============
NORWAY - 1.7%
     150,155   Norsk Hydro A.S.A.................................    7,380,118
                                                                   =============
PORTUGAL - 1.5%
     943,660   Portugal Telecom S.A..............................    6,737,732
                                                                   =============
SINGAPORE - 1.0%
     444,900   Flextronics International Ltd.*...................    4,622,511
                                                                   =============
SPAIN - 2.5%
     438,900   Repsol YPF S.A....................................    7,097,013
     117,342   Telefonica S.A....................................    4,056,513
                                                                   -------------
                                                                    11,153,526
                                                                   =============
SWEDEN - 4.9%
     280,200   Electrolux A.B....................................   11,135,148
     150,700   Hennes & Mauritz A.B.(1)..........................    3,463,978
     206,100   Svenska Cellulosa A.B.(1).........................    7,041,731
                                                                   -------------
                                                                    21,640,857
                                                                   =============
SWITZERLAND - 3.2%
     104,000   Nestle S.A........................................    5,364,923
      63,100   Nobel Biocare Holding A.G.(1).....................    4,213,654
     121,926   Novartis A.G......................................    4,853,874
                                                                   -------------
                                                                    14,432,451
                                                                   =============
TAIWAN - 1.1%
     503,464   Taiwan Semiconductor
                 Manufacturing Co. Ltd.* ........................    5,074,917
                                                                   =============

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

UNITED KINGDOM - 11.1%
      98,900   BP PLC............................................   $4,155,778
     257,472   Cadbury Schweppes PLC.............................    6,225,673
     275,100   Carlton Communications PLC........................    3,328,710
     684,400   Imperial Chemical Industries PLC..................    5,680,520
     589,326   InterContinental Hotels
                 Group PLC* .....................................    4,302,080
     589,326   Mitchells & Butlers PLC*..........................    2,428,023
     308,950   Royal Bank of Scotland
                 Group PLC1 .....................................    8,666,914
     175,200   Shire Pharmaceuticals Group PLC*..................    3,451,440
      48,000   Smith & Nephew PLC................................    2,784,000
     422,100   Vodafone Group PLC................................    8,294,265
                                                                   -------------
                                                                    49,317,403
                                                                   =============
UNITED STATES - 1.0%
     142,400   AFLAC, Inc........................................    4,378,800
                                                                   =============
TOTAL COMMON STOCKS (ADR'S)
(COST $367,624,856) - 84.9%......................................  378,560,394
                                                                   =============
U.S. GOVERNMENT AGENCIES
(COST $62,945,000) - 14.1%
               Federal Home Loan Bank
 $62,945,000     0.50% 07/01/03 .................................   62,945,000
                                                                   =============
TOTAL INVESTMENTS
(COST $430,569,856) - 99.0%......................................  441,505,394

Other assets less liabilities - 1.0%.............................    4,255,442
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $17.08 per share;
30,000,000 shares of $1.00 par value
capital shares authorized;
26,102,748 shares outstanding)................................... $445,760,836
                                                                   =============

ADR _ American Depositary Receipt
*Non-income producing security
(1)  Non ADR

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

WORLDWIDE SELECT FUND

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (ADR'S) - 86.5%
AUSTRALIA - 6.9%
      63,431   BHP Billiton Ltd..................................     $735,165
      73,000   Coca-Cola Amatil Ltd..............................      559,100
      22,800   Coles Myer Ltd....................................      852,150
      43,500   Commonwealth Bank of Australia1...................      862,065
      10,500   CSL Limited1......................................       84,149
                                                                   -------------
                                                                     3,092,629
                                                                   =============
AUSTRIA - 2.3%
       8,400   OMV A.G.(1).......................................    1,009,196
                                                                   =============
BELGIUM - 1.3%
       8,400   Solvay S.A.(1)....................................      578,778
                                                                   =============
BRAZIL - 3.4%
      30,000   Aracruz Celulose S.A..............................      631,800
                                                                   =============
      17,000   Companhia de Bebidas
                 das Americas S.A. ..............................      345,950
      28,100   Empresa Brasileira
                 de Aeronautica S.A. ............................      536,710
                                                                   -------------
                                                                     1,514,460
                                                                   =============
CANADA - 8.0%
      23,900   BCE, Inc..........................................      552,329
      13,900   EnCana Corp.......................................      533,343
      26,000   Imperial Oil Ltd..................................      907,920
      13,570   Magna International, Inc..........................      912,854
      10,000   Potash Corp. of Saskatchewan, Inc.................      640,000
                                                                   -------------
                                                                     3,546,446
                                                                   =============
CHILE - 1.5%
      23,900   Sociedad Quimica
                 Y Minera de Chile S.A. .........................      671,351
                                                                   =============
DENMARK - 2.2%
      28,325   Novo-Nordisk A.S..................................      982,028
                                                                   =============
FINLAND - 1.7%
      46,450   Nokia Corp........................................      763,173
                                                                   =============

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

FRANCE - 4.0%
      11,260   Carrefour S.A.(1).................................     $551,880
      24,200   Technip-Coflexip S.A..............................      528,770
       9,500   Total S.A.........................................      720,100
                                                                   -------------
                                                                     1,800,750
                                                                   =============

GERMANY - 5.3%
      10,000   Bayer A.G.........................................      230,500
      19,100   Fresenius Medical Care A.G. Pfd...................      224,807
      11,000   Henkel KGaA Pfd...................................      674,529
      25,560   SAP A.G...........................................      746,863
      10,000   Siemens A.G.......................................      488,500
                                                                   -------------
                                                                     2,365,199
                                                                   =============
GREECE - 0.5%
      14,300   Coca-Cola Hellenic
                 Bottling Co. S.A.(1) ...........................      238,771
                                                                   =============
HONG KONG - 1.8%
     179,960   CLP Holdings Ltd..................................      786,929
                                                                   =============
IRELAND - 2.2%
      21,700   Ryanair Holdings PLC*.............................      974,330
                                                                   =============
ITALY - 3.8%
      40,000   Luxottica Group S.p.A.............................      556,000
     145,340   Parmalat Finanziaria S.p.A.(1)....................      457,317
       7,700   Telecom Italia S.p.A..............................      697,928
                                                                   -------------
                                                                     1,711,245
                                                                   =============
JAPAN - 10.2%
      29,000   Canon, Inc........................................    1,323,850
      13,000   Ito-Yokado Co., Ltd.(1)...........................      311,264
      29,700   KAO Corp.(1)......................................      552,817
       8,400   Kyocera Corp......................................      478,800
      17,200   Meitec Corp.*(1)..................................      522,840
      32,800   Minebea Co., Ltd.(1)..............................      130,025
      17,700   Takeda Chemical Industries Ltd.(1)................      653,017
      11,500   Toyota Motor Corp.................................      595,700
                                                                   -------------
                                                                     4,568,313
                                                                   =============

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

WORLDWIDE SELECT FUND (Continued)

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

NETHERLANDS - 2.5%
      65,240   Aegon N.V.........................................     $655,010
      10,800   Akzo Nobel N.V....................................      287,820
      19,700   ASML Holding N.V.*................................      188,332
                                                                   -------------
                                                                     1,131,162
                                                                   =============
NORWAY - 1.7%
      15,000   Norsk Hydro A.S.A.................................      737,250
                                                                   =============
PORTUGAL - 1.6%
      97,176   Portugal Telecom S.A..............................      693,837
                                                                   =============
SINGAPORE - 1.1%
      44,900   Flextronics International Ltd.*...................      466,511
                                                                   =============
SPAIN - 2.6%
      45,000   Repsol YPF S.A....................................      727,650
      12,051   Telefonica S.A....................................      416,603
                                                                   -------------
                                                                     1,144,253
                                                                   =============
SWEDEN - 5.0%
      28,750   Electrolux A.B....................................    1,142,525
      16,300   Hennes & Mauritz A.B.1............................      374,671
      21,200   Svenska Cellulosa A.B.1...........................      724,331
                                                                   -------------
                                                                     2,241,527
                                                                   =============
SWITZERLAND - 3.3%
      10,700   Nestle S.A........................................      551,968
       6,600   Nobel Biocare Holding A.G.1.......................      440,731
      12,500   Novartis A.G......................................      497,625
                                                                   -------------
                                                                     1,490,324
                                                                   =============
TAIWAN - 1.2%
      52,030   Taiwan Semiconductor
                 Manufacturing Co. Ltd.* ........................      524,462
                                                                   =============

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

UNITED KINGDOM - 11.4%
      10,000   BP PLC............................................     $420,200
      26,500   Cadbury Schweppes PLC.............................      640,770
      28,600   Carlton Communications PLC........................      346,060
      69,000   Imperial Chemical Industries PLC..................      572,700
      60,635   InterContinental Hotels
                 Group PLC* .....................................      442,636
      60,635   Mitchells & Butlers PLC*..........................      249,816
      31,755   Royal Bank of Scotland
                 Group PLC1 .....................................      890,817
      18,000   Shire Pharmaceuticals Group PLC*..................      354,600
       5,500   Smith & Nephew PLC................................      319,000
      43,400   Vodafone Group PLC................................      852,810
                                                                   -------------
                                                                     5,089,409
                                                                   =============
UNITED STATES - 1.0%
      14,600   AFLAC, Inc........................................      448,950
                                                                   =============
TOTAL COMMON STOCKS (ADR'S)
(COST $42,242,024) - 86.5%.......................................   38,571,283
                                                                   =============
U.S. GOVERNMENT AGENCIES
(COST $6,944,000) - 15.5%
               Federal Home Loan Bank
  $6,944,000     0.50%, 07/01/03 ................................    6,944,000
                                                                   =============
TOTAL INVESTMENTS
(COST $49,186,024) - 102.0%......................................   45,515,283
Liabilities less other assets - (2.0)%...........................    (911,081)
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $8.16 per share;
10,000,000 shares of $1.00 par value
capital shares authorized;
5,468,812 shares outstanding)....................................  $44,604,202
                                                                   =============

ADR _ American Depositary Receipt
*Non-income producing security
(1)  Non ADR

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TECHNOLOGY FUND(1)

OBJECTIVE:
The UMB Scout Technology Fund seeks to provide long-term capital appreciation by investing principally in companies that develop, produce or distribute products and services related to technology.

For the first time since the Fund's inception, we ended a year with optimism. As mentioned last December, we believed the bear market low was reached early in October of 2002 and the final months of 2002 was the beginning of a modest recovery. While positive, we questioned whether technology would again be a leader in the next bull market.

It is much too early to answer the question of which sector will lead the next bull market. It is also too early to tell if the strong market we have seen in the first half of 2003 is indeed the beginning of the next bull market or a slight bounce following the bear market. Only time will tell.

One of our predictions from the December Report that has come true is volatility in the markets. This was never as apparent as in the month of January. The UMB Scout Technology Fund began January with a bang, gaining over 12% in the first two weeks only to see a net gain of just 0.49% by the end of the month. The S&P 500 Information Technology Index finished January down 1.69%. February was up, March was down and the Fund finished the fiscal third quarter flat at 0.00%, ahead of the Index by 0.39%. Then the volatility really began. In April, the market exploded and the Fund gained 9.31%, followed by another 11.21% in May. The market cooled off in June as investors slowed down in anticipation of earnings announcements and profit taking.

But these strong gains late in the fiscal year were not enough to offset the performance shortfall the Fund experienced in 2002. We had success with several names during the year, seeing 50% increases in names such as eBay, Inc., Amdocs Ltd. (Software), Scientific-Atlanta, Inc. (Communications Equipment) and Conexant Systems, Inc. (Semiconductor Equipment). On the downside, and most of the reason we underperformed, was our decision not to own IBM and to sell Cisco during the year. We were also underweighted in Intel. All three had nice moves on the up side during the year.2 The big sell-off in the broader market and in technology stocks that culminated with the low reached in early October was brought about by sharp reductions in earnings estimates for many companies. These negative estimate revisions caused particularly steep price declines for some of the smaller companies held in the Fund. In July and August of 2002, the Fund significantly underperformed the S&P 500 Information Technology Index as the performance of smaller companies

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT
was dramatically worse than that of the large companies that comprise most of the Index weight. With the Fund performing in line with the Index for the remainder of the fiscal year, we were never able to reduce this early deficit. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

LARRY VALENCIA, CFA
CRAIG NOVORR
Scout Investment Advisors, Inc.

(1) Due to the limited focus of this Fund and the greater risk found in the volatile technology market, the UMB Scout Technology Fund is more susceptible to any economic, business or other developments that generally affect technology-related companies.
(2) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
as of June 30, 2003

                                            S&P 500
                  UMB SCOUT    NASDAQ     INFORMATION
                 TECHNOLOGY   COMPOSITE   TECHNOLOGY
                    FUND      INDEX(3)     INDEX(3)
                 ----------   ---------   -----------
     5/1/00        10,000      10,000      10,000
       6/00        10,080      10,277       9,981
       9/00         9,890       9,521       8,590
      12/00         6,610       6,408       5,722
       3/01         3,820       4,777       4,241
       6/01         4,380       5,614       4,767
       9/01         2,940       3,897       3,148
      12/01         3,830       5,075       4,242
       3/02         3,660       4,806       3,927
       6/02         2,540       3,814       2,906
       9/02         1,690       3,058       2,170
      12/02         2,040       3,489       2,655
       3/03         2,040       3,509       2,644
       6/03         2,440       4,250       3,124


(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Technology Fund, Nasdaq Composite Index and S&P 500 Information Technology Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)

[PIE CHART]

Semiconductor Equipment
   & Products......................  36%
Software...........................  20%
Communication Equipment............  15%
Computers & Peripherals............  11%
Electronic Equipment
   & Instruments...................   6%
Internet Software & Services.......   4%
Consulting & Services..............   3%
Consumer Discretionary.............   3%
Cash Equivalents...................   2%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
as of June 30, 2003
                                                                        SINCE
                                                    1 YEAR   3 YEARS  INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND....................        -3.94%   -37.68%   -35.94%
Nasdaq Composite Index(1)....................        11.44%   -25.50%   -23.68%
S&P 500 Information Technology Index(1)......         7.50%   -32.10%   -30.74%
Lipper Science & Technology Fund Index(1)....         6.63%   -33.06%   -31.35%
--------------------------------------------------------------------------------

     Inception _ May 1, 2000.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
                                                MARKET           PERCENT
                                             VALUE (000'S)      OF TOTAL
--------------------------------------------------------------------------------
Amdocs Ltd...................................      $281             4%
VeriSign, Inc................................       270             4%
Applied Micro Circuits Corp..................       260             4%
Intel Corp...................................       259             4%
PerkinElmer, Inc.............................       258             3%
KLA-Tencor Corp..............................       253             3%
PMC-Sierra, Inc..............................       246             3%
Conexant Systems, Inc........................       242             3%
EMC Corp.....................................       236             3%
Check Point Software Technologies Ltd........       235             3%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL................    $2,540            34%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/00............    $ 6.61         $    -         $    -         $ 6.61
12/31/01............      3.83              -              -           3.83
12/31/02............      2.04              -              -           2.04
06/30/03(3).........      2.44              -              -           2.44
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

TECHNOLOGY FUND

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 98.3%
COMMUNICATIONS EQUIPMENT - 15.0%
      28,000   Adaptec, Inc.*....................................     $217,840
      14,900   Comverse Technology, Inc.*........................      223,947
      43,600   Extreme Networks, Inc.*...........................      231,080
      62,400   JDS Uniphase Corp.*...............................      219,024
       9,500   Scientific-Atlanta, Inc...........................      226,480
                                                                   -------------
                                                                     1,118,371
                                                                   =============
COMPUTERS & PERIPHERALS - 11.2%
      32,000   Brocade Communications
                 Systems, Inc.* .................................      188,480
      22,500   EMC Corp.*........................................      235,575
       8,600   Emulex Corp.*.....................................      195,822
      13,450   Network Appliance, Inc.*..........................      218,024
                                                                   -------------
                                                                       837,901
                                                                   =============
CONSULTING & SERVICES - 3.1%
       6,475   Fiserv, Inc.*.....................................      230,575
                                                                   =============
CONSUMER DISCRETIONARY - 3.1%
       2,250   eBay, Inc.*.......................................      234,405
                                                                   =============
ELECTRONIC EQUIPMENT
& INSTRUMENTS - 6.3%
      18,700   PerkinElmer, Inc..................................      258,247
      20,000   RSA Security, Inc.*...............................      215,000
                                                                   -------------
                                                                       473,247
                                                                   =============
INTERNET SOFTWARE
& SERVICES - 3.9%
      12,000   Check Point Software
                 Technologies Ltd.* .............................      234,600
      19,667   Mindspeed Technologies, Inc.*.....................       53,100
                                                                   -------------
                                                                       287,700
                                                                   =============
SEMICONDUCTOR EQUIPMENT
& PRODUCTS - 35.4%
      57,000   ANADIGICS, Inc.*..................................      187,530
      13,250   Applied Materials, Inc.*..........................      210,145
      43,000   Applied Micro Circuits Corp.*.....................      260,150
      59,000   Conexant Systems, Inc.*...........................      241,900
      12,450   Intel Corp........................................      258,761
       5,450   KLA-Tencor Corp.*.................................      253,370
       7,150   Linear Technology Corp............................      230,301
       7,300   Microchip Technology, Inc.........................      178,850
      21,000   PMC-Sierra, Inc.*.................................      246,330
      28,850   RF Micro Devices, Inc.*...........................      173,677
      20,000   Taiwan Semiconductor
                 Manufacturing Co. Ltd.* ........................      201,600
       7,650   Xilinx, Inc.*.....................................      193,622
                                                                   -------------
                                                                     2,636,236
                                                                   =============

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

SOFTWARE - 20.3%
      11,700   Amdocs Ltd.*......................................     $280,800
       9,400   Business Objects S.A.*............................      206,330
       8,250   Cognos, Inc.*.....................................      222,750
       6,200   Microsoft Corp....................................      158,782
      19,500   VeriSign, Inc.*...................................      269,685
       7,800   VERITAS Software Corp.*...........................      223,626
      11,700   Verity, Inc.*.....................................      148,122
                                                                   -------------
                                                                     1,510,095
                                                                   =============
TOTAL COMMON STOCKS
(COST $6,555,007) - 98.3%........................................    7,328,530
                                                                   =============

U.S GOVERNMENT AGENCIES
(COST $116,000) - 1.5%
               Federal Home Loan Bank
$116,000       0.50%, 07/01/03...................................      116,000
                                                                   =============
TOTAL INVESTMENTS
(COST $6,671,007) - 99.8%........................................    7,444,530

Other assets less liabilities - 0.2%.............................       12,788
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $2.44 per share;
unlimited shares of $1.00 par value
capital shares authorized;
3,051,708 shares outstanding)....................................   $7,457,318
                                                                   =============
*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENERGY FUND(1)

OBJECTIVE:
The UMB Scout Energy Fund seeks long-term capital growth by investing in a diversified portfolio of equity securities of companies principally engaged in energy-related businesses.

The political and economic build-up for the war in Iraq dominated the headlines for a substantial portion of the UMB Scout Energy Fund's fiscal year. The concerns of a possible crude oil shortage or production interruption in the Middle East created an oil price spike. Political turmoil in Argentina and labor strikes in Nigeria created temporary spot shortages of crude oil and refined products in our domestic markets. West Texas Intermediate Oil began the fiscal year at $26.81 a barrel and rallied to $37.83 a barrel on March 12, 2003.

More than three months later, the brief Iraqi conflict is history and reconstruction has commenced. OPEC has stated its intentions to maintain its price targets at $22.00 to $28.00 per barrel. During the first half of June 2003, Iraq posted its first crude oil sales since the beginning of the conflict. The resulting influence on the price of West Texas Intermediate Oil was negligible. The real paradox was the rising price of crude oil to approximately $30.00 a barrel in June 2003. The global economies were in recession. There were no major political or military conflicts around the globe. Plus, a new Russian pipeline is coming on stream, which will add to existing supplies. The price of West Texas Intermediate Oil as of June 30, 2003, was $30.19 a barrel.

Natural gas prices were influenced by activities in the domestic market. During late February, the Henry Hub price spiked to the mid-teens per MCF (thousand cubic feet). Prices receded as winter came to an end, but by late April pricing pressure increased dramatically as fears ran through the markets that the storage capacity could not be replaced before the onset of the 2003 winter weather.

Truly, September 11, 2001, has changed the political awareness of the world. The world's reaction to the conflict in Iraq, the fear of SARS and the new regulations to fight terrorism have all contributed to a decline in global economic activity.

During the fiscal year, the UMB Scout Energy Fund was consistently invested in energy or energy-related equities. The International Integrated Oil Companies comprised the dominant sector within the Fund. The Oil Service and Natural Gas sectors have been volatile but exhibited an upward bias. The Fund worked to mitigate price volatility and improve return by rotating funds between the four core sectors: International Oils, Exploration and Production, Oil Service and Refining. Natural resources issues ranging from paper to gold have been utilized to help improve overall performance. The overweighting and rotation of key sectors, plus utilizing seasonal

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT
movement within the energy sector were responsible for the Fund outperforming the S&P 500 Energy Index for the quarter, year-to-date and one-year categories. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

The UMB Scout Energy Fund closed the fiscal year ended June 30, 2003, at $8.86 per share. The Fund had a total return (price change and reinvested dividends) of 8.70% for the quarter and -2.27% for the year ended June 30, 2003. In comparison, the Fund's benchmark, the S&P 500 Energy Index, posted a return of 7.10% for the quarter and -8.09% for the year ended June 30, 2003. The UMB Scout Energy Fund outperformed by 1.60% for the quarter and 5.82% for the fiscal year compared to the Fund's benchmark. For the quarter and fiscal year ended June 30, 2003, the S&P 500/R Index was up 15.39% and 0.25%, respectively.

WILLIAM E. CASHMAN
Scout Investment Advisors, Inc.

(1) Due to the limited focus of this Fund, the UMB Scout Energy Fund is more susceptible to any economic, business or other developments that generally affect energy-related companies.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
as of June 30, 2003


                  UMB SCOUT  S&P 500/R      S&P 500
                 ENERGY FUND  INDEX(2)   ENERGY INDEX(2)
                 -----------  ---------  --------------
       2/23/98     10,000      10,000        10,000
                   10,240      10,669        10,581
       6/98         9,740      11,022        10,484
                    9,130       9,925        10,000
      12/98         9,038      12,039        10,090
                    9,129      12,639        10,667
       6/99        10,003      13,530        12,037
                   10,147      12,685        11,902
      12/99         9,978      14,573        11,979
                    9,749      14,907        12,261
       6/00        10,062      14,511        12,634
                   10,272      14,370        13,733
      12/00        10,581      13,246        13,857
                   10,474      11,675        12,982
       6/01        10,529      12,359        13,398
                    9,539      10,545        11,877
      12/01        10,091      11,671        12,417
                   10,822      11,704        13,567
       6/02        10,227      10,136        12,943
                    8,511       8,385        10,333
      12/02         9,183       9,092        11,035
                    9,194       8,806        11,108
       6/03         9,994      10,162        11,896


(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Energy Fund, S&P 500/R Index and S&P 500 Energy Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)

[PIE CHART]

Oil _ Integrated International...............  40%
Oil _ Exploration & Production...............  15%
Oil _ Equipment & Services...................  14%
Materials....................................  11%
Oil _ Drilling...............................  11%
Oil _ Integrated Domestic....................   9%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
as of June 30, 2003
                                                                         SINCE
                                          1 YEAR    3 YEARS   5 YEARS  INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND...................   -2.27%    -0.22%     0.52%    -0.01%
S&P 500/R Index(1)......................    0.25%   -11.20%    -1.61%     0.30%
S&P 500 Energy Index(1).................   -8.09%    -1.99%     2.56%     3.30%
--------------------------------------------------------------------------------

     Inception _ February 23, 1998.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     Prior to July 2, 2001, the Fund was known as the UMB Scout Capital Preservation Fund and was managed in accordance with a different investment strategy.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
                                                MARKET           PERCENT
                                             VALUE (000'S)      OF TOTAL
--------------------------------------------------------------------------------
Exxon Mobil Corp.............................      $251            16%
ConocoPhillips...............................        77             5%
BP PLC ADR...................................        71             5%
Imperial Oil Ltd.............................        70             5%
Noble Corp...................................        69             4%
Occidental Petroleum Corp....................        67             4%
Apache Corp..................................        62             4%
Total S.A....................................        61             4%
ChevronTexaco Corp...........................        58             4%
Peabody Energy Corp..........................        57             4%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL................      $843            55%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/98............    $ 8.91         $ 0.13         $    -         $ 9.04
12/31/99............      9.59           0.24              -           9.96
12/31/00............      9.89           0.27              -          10.53
12/31/01............      9.11           0.18           0.16          10.09
12/31/02............      8.19           0.11              -           9.27
06/30/03(3).........      8.86           0.05              -          10.00
--------------------------------------------------------------------------------
(2)  Does not assume any compounding of reinvested distributions.
(3)  Six months only. Distributions typically occur in June and December.
     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

ENERGY FUND

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 99.4%
MATERIALS - 11.1%
         750   Alcoa, Inc........................................      $19,125
       3,000   BHP Billiton Ltd. ADR.............................       34,770
         500   Du Pont (E.I.) de Nemours & Co....................       20,820
         500   International Paper Co............................       17,865
       1,700   Peabody Energy Corp...............................       57,103
         400   Weyerhaeuser Co...................................       21,600
                                                                   -------------
                                                                       171,283
                                                                   =============
OIL - DRILLING - 10.6%
       1,300   Nabors Industries Ltd.*...........................       51,415
       2,000   Noble Corp.*......................................       68,600
       2,000   Transocean, Inc.*.................................       43,940
                                                                   -------------
                                                                       163,955
                                                                   =============
OIL - EQUIPMENT & SERVICES - 13.7%
       1,700   Baker Hughes, Inc.................................       57,069
       1,300   BJ Services Co.*..................................       48,568
         800   Maverick Tube Corp.*..............................       15,320
       1,000   Schlumberger Ltd..................................       47,570
       2,000   Technip-Coflexip S.A..............................       43,700
                                                                   -------------
                                                                       212,227
                                                                   =============
OIL - EXPLORATION & PRODUCTION - 14.7%
         500   Anadarko Petroleum Corp...........................       22,235
         955   Apache Corp.......................................       62,132
         100   Burlington Resources, Inc.........................        5,407
         100   EnCana Corp.......................................        3,837
       1,000   EOG Resources, Inc................................       41,840
       1,200   St. Mary Land & Exploration Co....................       32,760
       1,000   Talisman Energy, Inc..............................       45,850
         500   Tom Brown, Inc.*..................................       13,895
                                                                   -------------
                                                                       227,956
                                                                   =============
OIL - INTEGRATED DOMESTIC - 9.3%
       1,400   ConocoPhillips....................................       76,720
       2,000   Occidental Petroleum Corp.........................       67,100
                                                                   -------------
                                                                       143,820
                                                                   =============

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

OIL - INTEGRATED INTERNATIONAL - 39.5%
       1,700   BP PLC ADR........................................      $71,434
         800   ChevronTexaco Corp................................       57,760
       7,000   Exxon Mobil Corp..................................      251,370
       2,000   Imperial Oil Ltd..................................       69,840
       3,000   Repsol YPF S.A....................................       48,510
       1,100   Royal Dutch Petroleum Co..........................       51,282
         800   Total S.A.........................................       60,640
                                                                   -------------
                                                                       610,836
                                                                   =============
OIL - REFINING & MARKETING - 0.5%
         100   Sunoco, Inc.......................................        3,774
         100   Valero Energy Corp................................        3,633
                                                                   -------------
                                                                         7,407
                                                                   =============
TOTAL COMMON STOCKS
(COST $1,459,345) - 99.4%........................................    1,537,484
                                                                   =============
TOTAL INVESTMENTS
(COST $1,459,345) - 99.4%........................................    1,537,484

Other assets less liabilities - 0.6%.............................        9,000
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $8.86 per share;
unlimited shares of $1.00 par value
capital shares authorized;
174,454 shares outstanding)......................................   $1,546,484
                                                                   =============

ADR _ American Depositary Receipt
*Non-income producing security

See accompanying Notes to Financial Statements.

JUNE 30, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BALANCED FUND

OBJECTIVE:
The UMB Scout Balanced Fund seeks to provide long-term growth of capital by investing in equity securities and seeks high current income by investing in fixed-income securities.

The UMB Scout Balanced Fund closed the six-month period of December 31, 2002, through June 30, 2003, with a positive return of 6.92%. The Fund underperformed its balanced fund benchmark, the Lipper Balanced Fund Index, which gained 8.87% for the comparable six-month period, by 1.95%. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

The war in Iraq, although a sweeping victory, worked its usual magic on the equity markets for the first three months of the year. Uncertainty, even in the face of victory, gave equity investors pause. Companies later began to report better than expected earnings. The S&P 500/R Index posted significant gains in the second quarter, repeating Gulf War I market history. Bond investors fared well during the war, as expected. The second quarter saw a big change in equity versus bond market dynamics. While stocks rallied, bonds soared as fixed-income markets correctly anticipated the thirteenth Federal Reserve rate cut. Company balance sheets improved as they refinanced higher cost debt in record amounts. Finally, the balanced budget concept appears to have been forgotten by our legislators. Washington funded both war and domestic initiatives with substantial and growing deficits. The double stimulus of rate cuts and government deficits powered financial assets higher in the first half of 2003.

The UMB Scout Balanced Fund continued to maintain an asset allocation of roughly 60% equity and 40% fixed-income. Stocks were strongly positive during the first half of 2003. We have increased our exposure to the Health Care sector and our holdings in Amgen, Inc. and Mylan Laboratories, Inc. have moved up sharply. Amgen continues to be our biotech holding of choice. Mylan is benefiting from the secular move to generic drugs. Each company benefits from directly opposite dynamics in the health care world. These two holdings are a good example of one of the ways we try to manage risk and diversify intelligently. Our holding in Avery Dennison Corp., though, did not help our diversification efforts. A government inquiry into competitive practices pushed the stock down strongly. Also, we were underexposed in the Technology sector and owned names that are less leveraged toward an economic recovery. Microsoft Corp., which has performed admirably during the technology meltdown, lagged the market by over 10%.(1)

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

Our bond portfolio was positioned with an average duration of 3.2 years, near that of the Fund's fixed-income benchmark, the Lehman Brothers Govt./Credit Int. Index, which stands at 3.6 years. We continued to manage bonds for income and principal preservation. During the rally in the second quarter this year, our performance lagged more speculative issues. Our credit quality was AAA.

The UMB Scout Balanced Fund closed the year ended June 30, 2003, at $8.24 per share and had a total return (price change and reinvested distributions) of 8.86% for the quarter and 2.79% for the year. The Fund's equity benchmark, the S&P 500/R Index, posted returns of 15.39% for the quarter and 0.25% for the year.

JAMES A. REED II, CFA
Scout Investment Advisors, Inc.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
as of June 30, 2003


                  UMB SCOUT                 LIPPER
                  BALANCED    S&P 500/R     BALANCED
                    FUND      INDEX(2)   FUND INDEX(2)
                 ----------  ---------  --------------
    12/6/95        10,000      10,000        10,000
                   10,052       9,988         9,948
                   10,252      10,524        10,171
       6/96        10,333      10,996        10,377
                   10,394      11,336        10,651
                   10,664      12,281        11,247
                   10,674      12,610        11,299
       6/97        11,232      14,812        12,517
                   11,819      15,921        13,322
                   11,743      16,378        13,530
                   12,373      18,663        14,600
       6/98        12,285      19,279        14,822
                   11,981      17,361        13,964
                   12,113      21,059        15,571
                   11,968      22,108        15,820
       6/99        12,517      23,666        16,531
                   12,271      22,189        15,847
                   11,988      25,490        16,968
                   12,001      26,075        17,474
       6/00        11,975      25,382        17,263
                   13,234      25,136        17,606
                   13,216      23,169        17,373
                   12,277      20,423        16,503
       6/01        12,509      21,618        17,083
                   11,887      18,445        15,788
                   12,653      20,416        16,811
                   12,855      20,472        16,912
       6/02        12,093      17,729        15,795
                   11,266      14,666        14,235
                   11,626      15,904        15,014
                   11,418      15,403        14,738
       6/03        12,430      17,775        16,346

(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
     Performance returns for the UMB Scout Balanced Fund, S&P 500 /R Index and Lipper Balanced Fund Index assume dividends were reinvested for the entire period.
     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)

[PIE CHART]

Fixed Income.......................  33%
Health Care........................  12%
Finance............................   9%
Industrials........................   8%
Cash Equivalents...................   7%
Information Technology.............   7%
Consumer Staples...................   6%
Energy.............................   6%
Consumer Discretionary.............   5%
Telecom Services...................   4%
Materials..........................   2%
Utilities..........................   1%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
as of June 30, 2003
                                                                        SINCE
                                          1 YEAR   3 YEARS   5 YEARS  INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND.................    2.79%     1.25%     0.23%     2.92%
S&P 500/R Index1........................    0.25%   -11.20%    -1.61%     7.90%
Lipper Balanced Fund Index1.............    3.49%    -1.80%     1.98%     6.71%
--------------------------------------------------------------------------------

     Inception _ December 6, 1995.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
                                                MARKET           PERCENT
                                             VALUE (000'S)      OF TOTAL
--------------------------------------------------------------------------------
Occidental Petroleum Corp....................     $  29             2%
Johnson & Johnson............................        26             2%
Wells Fargo & Co.............................        25             2%
3M Co........................................        25             2%
Amgen, Inc...................................        23             2%
Medtronic, Inc...............................        22             2%
American Express Co..........................        21             2%
Marsh & McLennan Companies, Inc..............        20             2%
Mylan Laboratories, Inc......................        20             2%
PepsiCo, Inc.................................        20             2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL................      $231            20%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/95............   $ 10.02         $ 0.12          $   -        $ 10.14
12/31/96............     10.33           0.30              -          10.75
12/31/97............     10.62           0.58           0.16          11.78
12/31/98............     10.01           0.45           0.49          12.11
12/31/99............      9.24           0.64           0.03          12.01
12/31/00............      9.15           1.02              -          12.93
12/31/01............      8.76              -              -          12.54
12/31/02............      7.83           0.23              -          11.84
06/30/03(3).........      8.24           0.13              -          12.38
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.
(3)  Six months only. Distributions typically occur in June and December.
     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

BALANCED FUND

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 59.3%
CONSUMER DISCRETIONARY - 5.3%
         345   Best Buy Co., Inc.*...............................      $15,152
         600   Darden Restaurants, Inc...........................       11,388
         200   McDonald's Corp...................................        4,412
         140   Omnicom Group, Inc................................       10,038
         400   Target Corp.......................................       15,136
         350   TJX Companies, Inc................................        6,594
                                                                   -------------
                                                                        62,720
                                                                   =============
CONSUMER STAPLES - 5.8%
         250   Anheuser-Busch Companies, Inc.....................       12,763
         562   Dean Foods Co.*...................................       17,703
         300   McCormick & Company, Inc..........................        8,160
         450   PepsiCo, Inc......................................       20,025
         175   Unilever N.V. ADR.................................        9,450
                                                                   -------------
                                                                        68,101
                                                                   =============
ENERGY - 5.8%
         350   Exxon Mobil Corp..................................       12,568
         460   Noble Corp.*......................................       15,778
         870   Occidental Petroleum Corp.........................       29,188
         250   Shell Transport & Trading PLC.....................        9,963
                                                                   -------------
                                                                        67,497
                                                                   =============
FINANCE - 9.4%
         500   American Express Co...............................       20,905
         110   American International Group, Inc.................        6,070
         750   Banknorth Group, Inc..............................       19,140
         400   Marsh & McLennan
                 Companies, Inc. ................................       20,428
         475   State Street Corp. ...............................       18,715
         500   Wells Fargo & Co..................................       25,200
                                                                   -------------
                                                                       110,458
                                                                   =============
HEALTH CARE - 11.5%
         350   Amgen, Inc.*......................................       23,254
         225   Cardinal Health, Inc..............................       14,468
         500   Johnson & Johnson.................................       25,850
         465   Medtronic, Inc....................................       22,306
         230   Merck & Co., Inc..................................       13,927
         585   Mylan Laboratories, Inc...........................       20,340
         450   Pfizer, Inc.......................................       15,367
                                                                   -------------
                                                                       135,512
                                                                   =============

--------------------------------------------------------------------------------
    NUMBER OF
     SHARES                                                            VALUE
--------------------------------------------------------------------------------

INDUSTRIALS - 7.9%
         190   3M Co.............................................      $24,506
         300   Avery Dennison Corp...............................       15,060
         460   Dover Corp........................................       13,782
         275   FedEx Corp........................................       17,058
         200   General Dynamics Corp.............................       14,500
         440   Southwest Airlines Co.............................        7,568
                                                                   -------------
                                                                        92,474
                                                                   =============
INFORMATION TECHNOLOGY - 6.7%
         490   Dell Computer Corp.*..............................       15,660
         430   Fiserv, Inc.*.....................................       15,312
         645   Intel Corp........................................       13,406
         600   Microsoft Corp....................................       15,366
         500   Molex, Inc........................................       13,495
         300   Nokia Corp. ADR...................................        4,929
                                                                   -------------
                                                                        78,168
                                                                   =============
MATERIALS - 2.5%
         200   Air Products and Chemicals, Inc...................        8,320
         400   Alcoa, Inc........................................       10,200
         450   Engelhard Corp....................................       11,147
                                                                   -------------
                                                                        29,667
                                                                   =============
TELECOMMUNICATION SERVICES - 3.6%
         465   CenturyTel, Inc...................................       16,205
         470   SBC Communications, Inc...........................       12,009
         350   Verizon Communications, Inc.......................       13,807
                                                                   -------------
                                                                        42,021
                                                                   =============
UTILITIES - 0.8%
         480   Duke Energy Corp..................................        9,576
                                                                   =============

TOTAL COMMON STOCKS
(COST $701,527) - 59.3%..........................................      696,194
                                                                   =============

                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

BALANCED FUND (Continued)

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS - 9.0%
               CVS Corp.
     $25,000     5.50%, 02/15/04.................................      $25,633
               Southern New England Telephone
      25,000     7.125%, 08/01/07 ...............................       28,973
               Stanley Works
      50,000     5.75%, 03/01/04 ................................       51,487
                                                                   -------------
TOTAL CORPORATE BONDS
(COST $100,040) - 9.0%...........................................      106,093
                                                                   =============
U.S. GOVERNMENT AGENCIES - 23.3%
               Federal Home Loan Bank
      85,000     0.50%, 07/01/03 ................................       85,000
               Federal Home Loan Mortgage Corp.
      25,000     5.50%, 07/15/06 ................................       27,685
      25,000     5.75%, 04/15/08 ................................       28,598
      50,000     5.50%, 09/15/11 ................................       56,782
               Federal National
                 Mortgage Association
      25,000     3.875%, 03/15/05 ...............................       26,110
      30,000     4.375%, 10/15/06 ...............................       32,349
               Government National
                 Mortgage Association
      16,473     6.00%, 12/20/16 ................................       17,271
                                                                   -------------
TOTAL U.S. GOVERNMENT AGENCIES
(COST $258,615) - 23.3%..........................................      273,795
                                                                   =============

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES - 7.9%
               U.S. Treasury Note
     $50,000     4.625%, 05/15/06................................      $54,217
               U.S. Treasury Strip
      50,000     08/15/11 .......................................       37,841
                                                                   -------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST $84,487) - 7.9%............................................       92,058
                                                                   =============
TOTAL INVESTMENTS
(COST $1,144,669) - 99.5%........................................    1,168,140

Other assets less liabilities - 0.5%.............................        5,975
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $8.24 per share;
10,000,000 shares of $1.00 par value
capital shares authorized;
142,479 shares outstanding)......................................   $1,174,115
                                                                   =============

ADR _ American Depositary Receipt
*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOND FUND

OBJECTIVE:
The UMB Scout Bond Fund seeks maximum current income consistent with quality and maturity standards by investing in a diversified portfolio of fixed-income obligations.

2003 has represented just what we forecasted at the end of last year, a highly volatile reversal of the trends that dominated during 2002. As we entered the year, some market participants had already started to position for an economic recovery by aggressively adding exposure to low-quality corporate bonds. The sectors that were the most punitive in 2002 staged an astounding rally and led the market through the first half of 2003. At June 2003 month-end, the BBB sector had outperformed similar duration government bonds by more than 5.00% for the year.

This powerful trend in lower-quality holdings occurred despite a (seemingly) contradictory rise in deflation fears. Economic activity was tepid at best and the Treasury market staged a powerful rally, pushing rates to multi-decade lows in mid-June. It seems counter-intuitive that Treasury markets would be "preparing for the worst" while corporate bonds (and equities) were staging their most powerful rallies in years. However, this type of behavior is indicative of an economy and market that are in transition. When long-term trends begin to change, the ongoing "mixed bag" of indicators tends to send different sectors of the market in sometimes wildly different directions. In the closing days of June 2003, the Treasury market reversed dramatically, pushing rates higher, as participants unwound the "deflation trades" that had pushed rates artificially lower. This late move was in response to the Federal Open Market Committee (FOMC) decision to move the Fed Funds rate to 1.00% and change their bias to neutral, which indicated that the economy was no longer weakening and which also helped remove deflation fears. Taken in aggregate, it appears we moved out of the doom and gloom of the last three years and into a stabilization/recovery phase.

The Fund had difficulty keeping up with the broad indices since its holdings are focused exclusively on high-quality assets. We did not participate in the powerful rally of low-quality corporate bonds. Additionally, we positioned our duration for a rising rate environment, so the overall drop further eroded our relative returns. Also,

--------------------------------------------------------------------------------
JUNE 30, 2003
the colossal drop in mortgage rates during May and June sent the refinancing index to all-time highs, pressuring the returns on Mortgage-Backed Securities
(MBSs). We utilized MBSs as a substitute for low-quality corporate bonds, so the trade-off worked against us during this period. The Fund finished June with a year-to-date return of 2.87% and a one-year return of 8.80%. The Fund's benchmark, the Lipper Intermediate Inv. Grade Fund Index, returned 4.84% year-to-date and posted a one-year return of 10.76%. The Lehman Brothers Intermediate Govt./Credit Int. Index had a year-to-date return of 4.27% and a one-year return of 10.84%. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

We continue to believe that the Fund could be a suitable choice for investors seeking a relatively stable fixed-income return, while seeking to avoid the volatility associated with severe interest rate speculation or aggressive exposure to credit risk.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)
as of June 30, 2003

                               LEHMAN
                              BROTHERS
                  UMB SCOUT  GOVT./CREDIT
                  BOND FUND  INT.INDEX(1)
                ------------  -----------
       6/93        10,000      10,000
                   10,221      10,226
                   10,224      10,243
                    9,977      10,035
       6/94         9,881       9,975
                    9,934      10,056
                    9,910      10,045
                   10,325      10,486
       6/95        10,825      11,009
                   10,969      11,191
                   11,300      11,585
                   11,224      11,488
       6/96        11,280      11,561
                   11,452      11,766
                   11,700      12,054
                   11,672      12,040
       6/97        11,992      12,395
                   12,296      12,730
                   12,549      13,002
                   12,721      13,205
       6/98        12,944      13,454
                   13,427      14,058
                   13,444      14,099
                   13,434      14,072
       6/99        13,349      14,017
                   13,453      14,146
                   13,470      14,153
                   13,619      14,366
       6/00        13,822      14,609
                   14,201      15,030
                   14,718      15,585
                   15,157      16,113
       6/01        15,196      16,222
                   15,918      16,968
                   15,906      16,982
                   15,905      16,944
       6/02        16,527      17,547
                   17,272      18,342
                   17,479      18,653
                   17,635      18,934
       6/03        17,981      19,449


(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Bond Fund and Lehman Brothers Govt./Credit Intermediate Index assume distributions were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)
as of June 30, 2003
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND.....................    8.80%     9.16%     6.79%     6.04%
Lehman Bros. Govt./Credit
  Int. Index(1).........................   10.84%    10.01%     7.65%     6.88%
Lipper Intermediate Inv. Grade
  Fund Index(1).........................   10.76%     9.57%     6.94%     6.63%
--------------------------------------------------------------------------------

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/82............   $ 10.05         $ 0.03         $    -        $ 10.08
12/31/83............      9.59           0.94              -          10.56
12/31/84............     10.37           0.45              -          11.79
12/31/85............     10.94           0.98           0.02          13.36
12/31/86............     11.37           0.83           0.03          14.64
12/31/87............     10.42           1.25           0.01          14.95
12/31/88............     10.19           0.81           0.03          15.56
12/31/89............     10.50           0.82              -          16.69
12/31/90............     10.54           0.79              -          17.51
12/31/91............     11.19           0.71              -          18.88
12/31/92............     11.20           0.71              -          19.60
12/31/93............     11.44           0.64           0.04          20.51
12/31/94............     10.46           0.63              -          20.17
12/31/95............     11.26           0.63           0.01          21.60
12/31/96............     11.02           0.62              -          21.98
12/31/97............     11.17           0.63              -          22.76
12/31/98............     11.33           0.62              -          23.54
12/31/99............     10.74           0.61              -          23.56
12/31/00............     11.09           0.61              -          24.52
12/31/01............     11.38           0.59              -          25.40
12/31/02............     11.71           0.57           0.19          26.49
06/30/03(3).........     11.80           0.24              -          26.83
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
TAXABLE YIELD CURVES
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)
as of June 30, 2003

-------------------------------------------------------
  YEARS TO     TREASURIES  AGENCIES   AA INDUSTRIALS
  MATURITY
-------------------------------------------------------
       1           0.96       1.08        1.31
                    1.3       1.42        1.58
       3           1.68       1.87        2.05
                   2.13       2.35        2.48
       5           2.46       2.69        2.84
                    2.7        3.1         3.2
       7           3.06       3.47        3.61
                   3.29       3.67        3.87
                   3.47       3.79        4.06
      10           3.65       3.86        4.15
                   3.75          4        4.25
                   3.85       4.15        4.35
                      4        4.3        4.45
                    4.2       4.44        4.55
                   4.34       4.52        4.68
                    4.4       4.57         4.8
                   4.44       4.64         4.9
                   4.48       4.75           5
                   4.52       4.85         5.1
      20           4.58       4.95        5.27
                    4.6       4.99         5.3
                    4.6       5.04         5.3
                   4.63       5.09        5.35
                   4.63       5.11        5.35
                   4.67       5.14        5.38
                   4.67       5.14        5.38
                   4.67       5.14        5.38
                   4.63       5.11        5.36
                   4.63       5.11        5.36
      30         4.6152       5.11        5.36
-------------------------------------------------------


Source: Scout Investment Advisors, Inc.
--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)

[PIE CHART]

Government & Agency................  68%
Corporate Bonds....................  28%
Short-Term.........................   4%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

BOND FUND

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS - 26.6%
               AIG SunAmerica
$1,400,000     5.85%, 08/01/08...................................   $1,580,284
               Alabama Power Co.
     500,000     5.49%, 11/01/05 ................................      541,927
               American Home Products, Inc.
     400,000     5.875%, 03/15/04 ...............................      412,487
               Applied Materials, Inc.
     500,000     6.75%, 10/15/07 ................................      568,452
               BellSouth Telecommunications
     500,000     6.375%, 06/15/04 ...............................      523,603
               Caterpillar Financial Services Corp.
   1,300,000     2.59%, 07/15/06 ................................    1,319,740
               Chubb Corp.
   1,250,000     5.20%, 04/01/13 ................................    1,318,765
               Computer Sciences Corp.
     500,000     3.50%, 04/15/08 ................................      511,154
               International Business
                 Machines Corp.
     200,000     5.25%, 12/01/03 ................................      203,421
               Lincoln National Corp.
   1,000,000     6.20%, 12/15/11 ................................    1,124,445
               Marsh & McLennan
                 Companies, Inc.
   1,000,000     4.85%, 02/15/13 ................................    1,042,292
               Merrill Lynch & Co.
   1,000,000     6.00%, 02/17/09 ................................    1,125,516
               New York Telephone Co.
     500,000     5.875%, 09/01/03 ...............................      503,726
               Northern Trust Corp.
     465,000     7.10%, 08/01/09 ................................      559,249
               SBC Communications, Inc.
   1,000,000     6.25%, 03/15/11 ................................    1,149,206
               Southwestern Bell Telephone Co.
     500,000     5.77%, 10/14/03 ................................      506,534
               Stanley Works
     500,000     5.75%, 03/01/04 ................................      514,873
               SYSCO Corp.
     500,000     7.00%, 05/01/06 ................................      567,798
               Target Corp.
     500,000     5.50%, 04/01/07 ................................      549,953
   1,000,000     6.35%, 01/15/11 ................................    1,155,721
               Texaco Capital, Inc.
     250,000     5.70%, 12/01/08 ................................      271,348
               Texas Instruments, Inc.
     500,000     7.00%, 08/15/04 ................................      529,103
   1,000,000     6.125%, 02/01/06 ...............................    1,099,594
               Union Pacific Railroad Co.
     500,000     7.01%, 06/01/04 ................................      525,220
               United Tech Corp.
     500,000     7.00%, 09/15/06 ................................      574,686
               Verizon Virginia, Inc.
   1,250,000     4.625%, 03/15/13 ...............................    1,286,873
               Wisconsin Electric Power Co.
     500,000     6.625%, 11/15/06 ...............................      565,825
                                                                   -------------
TOTAL CORPORATE BONDS
(COST $19,174,892) - 26.6%.......................................   20,631,795
                                                                   =============

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

GOVERNMENT-SPONSORED
ENTERPRISES - 30.5%
               Government National
                 Mortgage Association
        $534     8.00%, 01/15/04.................................         $550
      24,226     9.50%, 04/15/05 ................................       25,864
       9,497     9.00%, 10/20/05 ................................       10,028
      11,881     7.50%, 02/15/06 ................................       12,393
       5,532     7.50%, 03/15/06 ................................        5,770
      14,973     8.00%, 06/20/06 ................................       15,831
      16,019     8.50%, 07/15/06 ................................       17,239
      44,637     8.00%, 08/15/06 ................................       47,255
      24,277     7.50%, 08/20/06 ................................       25,614
      25,490     7.50%, 09/15/06 ................................       26,588
      13,450     7.50%, 04/15/07 ................................       14,126
      39,485     7.50%, 03/20/09 ................................       42,465
      91,686     6.00%, 05/15/09 ................................       96,746
      61,071     7.00%, 05/15/09 ................................       65,629
     153,579     6.00%, 04/15/11 ................................      161,972
     112,106     6.50%, 10/15/11 ................................      119,360
     177,056     6.50%, 02/15/12 ................................      188,430
     168,539     6.00%, 02/20/13 ................................      177,120
     160,193     6.00%, 03/20/13 ................................      168,349
     232,149     6.00%, 08/15/13 ................................      244,688
     166,884     6.00%, 08/20/13 ................................      175,381
     214,235     6.00%, 12/20/13 ................................      225,142
     209,635     6.00%, 01/20/14 ................................      220,192
     238,084     6.00%, 02/15/14 ................................      250,813
     208,562     6.00%, 02/20/14 ................................      219,065
     219,395     6.00%, 05/15/14 ................................      231,125
     162,925     7.00%, 08/20/15 ................................      174,045
     201,727     6.00%, 03/15/16 ................................      212,126
   1,474,060     3.1296%, 04/16/16 ..............................    1,513,310
   1,145,711     6.00%, 05/15/16 ................................    1,204,772
     311,549     6.00%, 07/20/16 ................................      326,642
     456,410     6.00%, 08/15/16 ................................      479,937
     645,164     6.00%, 11/15/16 ................................      678,422
     964,614     6.50%, 01/15/17 ................................    1,024,252
   1,684,288     5.50%, 03/20/17 ................................    1,767,264
     656,109     5.50%, 06/20/17 ................................      688,433
   2,261,960     5.50%, 08/15/17 ................................    2,380,196
   1,366,632     5.50%, 10/15/17 ................................    1,438,067
   1,350,507     6.00%, 10/15/17 ................................    1,419,717
     446,683     5.50%, 10/20/17 ................................      468,688
   1,804,418     5.50%, 11/15/17 ................................    1,898,737
   1,000,000     6.00%, 10/16/28 ................................    1,025,443
     666,112     7.00%, 11/15/28 ................................      704,800
   2,250,000     4.261%, 07/16/29 ...............................    2,319,174
     232,938     6.50%, 10/20/31 ................................      243,441
     918,857     5.00%, 05/15/33 ................................      944,126
                                                                   -------------
TOTAL GOVERNMENT-SPONSORED
ENTERPRISES
(COST $23,029,957) - 30.5%.......................................   23,699,327
                                                                   =============

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2003

BOND FUND (Continued)

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES - 30.0%
               Federal Farm Credit Bank
    $200,000     6.70%, 10/11/06.................................     $230,109
               Federal Home Loan Bank
   3,262,000     0.50%, 07/01/03 ................................    3,262,000
   1,000,000     3.75%, 01/28/08 ................................    1,032,875
   1,000,000     6.525%, 06/17/09 ...............................    1,198,733
     725,000     6.20%, 06/06/12 ................................      783,492
               Federal Home Loan
                 Mortgage Corp.
   1,000,000     5.25%, 01/15/06 ................................    1,089,242
               Federal National
                 Mortgage Association
      66,206     6.50%, 11/01/04 ................................       67,547
     500,000     6.82%, 08/23/05 ................................      556,346
     500,000     5.875%, 02/14/06 ...............................      553,979
     500,000     6.41%, 03/08/06 ................................      561,980
   1,000,000     5.25%, 08/14/06 ................................    1,004,817
     500,000     5.00%, 01/15/07 ................................      550,776
   1,000,000     5.00%, 01/20/07 ................................    1,019,487
     500,000     6.96%, 04/02/07 ................................      585,785
     500,000     7.04%, 09/07/07 ................................      532,180
   3,250,000     3.50%, 01/28/08 ................................    3,346,181
     750,000     4.375%, 09/15/12 ...............................      786,481
               Private Export Funding
     500,000     5.53%, 04/30/06 ................................      552,274
               Small Business Administration
     190,484     7.46%, 03/01/10 ................................      209,498
     414,660     5.97%, 03/01/11 ................................      447,703
     883,991     6.09%, 07/01/11 ................................      958,244
     736,013     5.55%, 09/01/11 ................................      789,743
     500,000     5.886%, 09/01/11 ...............................      532,271
   1,364,129     6.44%, 06/01/21 ................................    1,533,235
     941,876     6.34%, 08/01/21 ................................    1,054,692
                                                                   -------------
TOTAL U.S. GOVERNMENT AGENCIES
(COST $21,754,703) - 30.0%.......................................   23,239,670
                                                                   =============

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES - 8.9%
               U.S. Treasury Note
    $500,000     5.75%, 11/15/05...................................     $550,450
   3,500,000     5.00%, 08/15/11 ................................    3,927,112
               U.S. Treasury Strip
   1,000,000     05/15/08 .......................................      885,989
   2,000,000     08/15/11 .......................................    1,513,646
                                                                   -------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST $6,369,652) - 8.9%.........................................    6,877,197
                                                                   =============
TOTAL INVESTMENTS
(COST $70,329,204) - 96.0%.......................................   74,447,989

Other assets less liabilities - 4.0%.............................    3,137,431
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $11.80 per share;
10,000,000 shares of $1.00 par value
capital shares authorized;
6,575,999 shares outstanding)....................................  $77,585,420
                                                                   =============

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KANSAS TAX-EXEMPT BOND FUND(1)

OBJECTIVE:
The UMB Scout Kansas Tax-Exempt Bond Fund seeks current income exempt from regular federal income tax and Kansas state personal income tax by investing in municipal bonds or debt instruments.

With the close of the fiscal year for the UMB Scout Kansas Tax-Exempt Bond Fund, it is time to review the current state of the state of Kansas and the municipal credits held by the Fund.

The state of Kansas will end its 2003 fiscal year-end with an unexpected (but welcomed) cash reserve of approximately $100 million. This cash reserve was possible in part by a $45.7 million aid package from the U.S. government and higher than expected state tax collections in the month of June. Moody's held the state of Kansas' credit rating at Aa-1 with a stable recommendation; Standard & Poor's/R kept the credit rating at AA and with a negative notation, the latter reflecting the current economic condition of Kansas and many other states. We will continue to monitor all of the credits that we hold in the Fund and those issued by municipalities within the state of Kansas.

During the first half of 2003, we took advantage of locking in some gains on several bonds of shorter maturities because their value would have been par at maturity. With the additional funds generated from the securities sold, we purchased several securities with longer maturities and higher coupons, thereby increasing cash flow to shareholders. This strategy allowed us to fill in the ladder of maturities for the Fund. A ladder portfolio will provide for maturities at different intervals and allow the Fund to take advantage of the changes in interest rates in the future.

The Kansas municipal market traditionally has a lower issuance of general obligation bonds and essential purpose revenue bonds, as compared to most of the states in the union. By nature, Kansans are conservative, and thus, there is less debt/bond issuance. The higher-grade bonds held in the UMB Scout Kansas Tax-Exempt Bond Fund may have a greater appeal for investors who favor quality over the potential for slightly higher returns attributable to securities of lesser quality. This higher bond quality can be seen in the slightly lower return than in the Lehman Brothers 3-Year Municipal Index. In addition, residents of Kansas may receive an exemption from Kansas state taxes.(2)

The UMB Scout Kansas Tax-Exempt Bond Fund closed its fiscal year 2003 at $10.20 per share with a total return (price change and reinvested distributions) of 1.37% for the quarter and 4.27% for the year ended June 30, 2003. The Fund's benchmark, the Lehman Brothers 3-Year Municipal Index, posted a return of 0.88% for the quarter and 4.94% for the year.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

The UMB Scout Funds and Scout Investment Advisors appreciate your continued support of our family of mutual funds. Please feel free to contact us if you have any questions or concerns.

M. KATHRYN GELLINGS
Scout Investment Advisors, Inc.

(1)  Available only to residents of Kansas and Missouri.

(2) Income may be subject to federal Alternative Minimum Tax, as well as certain state and local taxes. Capital gains are not exempt from federal income tax.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX) as of June 30, 2003

                               LEHMAN       LEHMAN
                 UMB SCOUT    BROTHERS     BROTHERS
                   KANSAS      3-YEAR       5-YEAR
                 TAX-EXEMPT   MUNICIPAL    MUNICIPAL
                 BOND FUND    INDEX(3)     INDEX(3)
                 ----------  ---------  --------------
       2/23/98     10,000      10,000        10,000
                    9,966      10,015        10,035
       6/98        10,062      10,128        10,147
                   10,278      10,328        10,414
      12/98        10,342      10,429        10,499
                   10,421      10,544        10,608
       6/99        10,325      10,498        10,477
                   10,400      10,602        10,575
      12/99        10,413      10,633        10,576
                   10,503      10,741        10,703
       6/00        10,626      10,889        10,872
                   10,816      11,064        11,086
      12/00        11,082      11,296        11,393
                   11,330      11,593        11,716
       6/01        11,433      11,734        11,831
                   11,648      12,012        12,156
      12/01        11,641      12,040        12,100
                   11,721      12,102        12,170
       6/02        11,989      12,457        12,671
                   12,192      12,734        13,110
      12/02        12,249      12,850        13,222
                   12,332      12,958        13,369
       6/03        12,501      13,073        13,612


(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Kansas Tax-Exempt Bond Fund, Lehman Brothers 3-Year Municipal Index and Lehman Brothers 5-Year Municipal Index assume distributions were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)

[PIE CHART]

Kansas.............................  92%
Other..............................   8%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)
as of June 30, 2003
                                                                        SINCE
                                          1 YEAR   3 YEARS   5 YEARS  INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT
   BOND FUND............................    4.27%     5.56%     4.44%     4.26%
Lehman Brothers 3-Year
   Municipal Index(1)...................    4.94%     6.28%     5.24%     5.14%
Lehman Brothers 5-Year
   Municipal Index(1)...................    7.43%     7.78%     6.05%     5.93%
--------------------------------------------------------------------------------

     Inception _ February 23, 1998.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Investment income may be subject to federal alternative minimum tax, as well as certain state and local taxes. Capital gains are not exempt from federal income tax.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/98............   $ 10.01         $ 0.33         $    -        $ 10.34
12/31/99............      9.68           0.40              -          10.40
12/31/00............      9.87           0.41           0.01          11.02
12/31/01............      9.97           0.39              -          11.51
12/31/02............     10.15           0.33              -          12.02
06/30/03(3).........     10.20           0.16              -          12.23
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.
(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

KANSAS TAX-EXEMPT BOND FUND

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

KANSAS - 90.7%
               Barton County, Kansas, Series A,
                 Unified School District 428
    $150,000     4.75%, 09/01/11.................................     $160,677
               Cloud County, Kansas,
                 Unified School District 333
     150,000     5.10%, 09/01/04 ................................      150,899
               Concordia, Kansas,
                 Water & Sewer Rev.
      55,000     4.70%, 11/01/07 ................................       61,150
               Derby, Kansas, G.O., Series A
      25,000     4.65%, 06/01/09 ................................       26,630
               Douglas County, Kansas, Series A,
                 Unified School District 497
     200,000     4.30%, 09/01/05 ................................      212,742
               Ellsworth, Kansas,
                 Public Building Rev.
      10,000     4.50%, 06/01/05 ................................       10,231
      20,000     4.70%, 06/01/07 ................................       20,469
               Emporia, Kansas,
                 Temp., Series A
     175,000     3.00%, 12/01/04 ................................      176,171
               Finney County, Kansas, G.O.
      50,000     5.50%, 10/01/04 ................................       52,704
      50,000     4.30%, 12/01/11 ................................       52,836
               Garden City, Kansas
      50,000     4.10%, 11/01/04 ................................       51,910
               Hays, Kansas
      50,000     4.40%, 09/01/10 ................................       53,282
               Johnson County, Kansas,
                 Park Facility
     100,000     4.90%, 09/01/09 ................................      105,538
               Johnson County, Kansas,
                 Unified School District 229
                 Series A
     100,000     5.50%, 10/01/05 ................................      101,131
      50,000     5.125%, 10/01/06 ...............................       55,600
                 Series B
     100,000     4.00%, 09/01/03 ................................      100,503
               Johnson County, Kansas,
                 Unified School District 231,
                 Refinance & Improvement,
                 Series A
     200,000     4.15%, 10/01/03 ................................      201,556
               Johnson County, Kansas,
                 Unified School District 232
     100,000     5.00%, 03/01/05 ................................      105,974
               Johnson County, Kansas,
                 Unified School District 233
     100,000     4.60%, 09/01/06 ................................      100,601
     250,000     4.00%, 09/01/12 ................................      264,995
               Johnson County, Kansas,
                 Unified School District 512
      50,000     4.95%, 10/01/09 ................................       55,242
     100,000     5.00%, 10/01/09 ................................      108,751
     210,000     4.875%, 10/01/19 ...............................      228,108

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

KANSAS (Continued)
               Johnson County, Kansas,
                 Water District 001, Water Rev.
    $150,000     4.75%, 06/01/04.................................     $152,394
     100,000     4.90%, 06/01/12 ................................      110,329
               Kansas State Dept. of Transportation,
                 Highway Rev.
     150,000     Variable Rate, 09/01/20 ........................      150,000
               Kansas State Turnpike Authority,
                 Highway Rev.
     200,000     4.00%, 09/01/13 ................................      211,146
               Leawood, Kansas, Series A
      50,000     4.35%, 09/01/04 ................................       51,881
     100,000     4.40%, 09/01/13 ................................      107,093
               Lenexa, Kansas
      35,000     5.00%, 09/01/05 ................................       37,758
               Lyon County, Kansas, Sales Tax Rev.
     100,000     4.70%, 09/01/09 ................................      108,971
               Merriam, Kansas
     115,000     3.00%, 10/01/06 ................................      119,773
               Miami County, Kansas,
                 Unified School District 367
     100,000     4.35%, 09/01/05 ................................      106,257
     100,000     4.30%, 09/01/11 ................................      106,564
               Olathe, Kansas, Series 199
      80,000     4.25%, 04/01/08 ................................       87,122
               Overland Park, Kansas,
                 Public Improvements, Series A
     100,000     4.125%, 09/01/08 ...............................      109,188
               Riley County, Kansas
      70,000     1.90%, 09/01/05 ................................       70,742
               Russell, Kansas
     100,000     3.10%, 12/01/04 ................................      102,098
               Sabetha, Kansas, Electric Rev.
      50,000     4.00%, 09/01/04 ................................       51,480
               Salina, Kansas, Water & Sewer,
                 Series B
     100,000     4.40%, 10/01/08 ................................      110,316
               Sedgwick County, Kansas,
                 Unified School District 260,
                 Series A
     200,000     4.00%, 10/01/06 ................................      214,588
               Sedgwick County, Kansas,
                 Unified School District 261
      50,000     4.10%, 11/01/09 ................................       54,593
               Sedgwick County, Kansas,
                 Unified School District 263
     200,000     5.30%, 09/01/03 ................................      201,430
               Sedgwick County, Kansas,
                 Unified School District 265
     340,000     5.40%, 10/01/05 ................................      359,105
      50,000     4.25%, 10/01/08 ................................       54,712
               Seward County, Kansas, Series A
     100,000     4.00%, 08/01/08 ................................      107,952
               Shawnee, Kansas, Series A
     200,000     4.30%, 12/01/04 ................................      202,650

                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

KANSAS TAX-EXEMPT BOND FUND (Continued)

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

KANSAS (Continued)
               Shawnee County, Kansas,
                 Unified School District 501
     $50,000     4.30%, 02/01/05.................................      $52,375
      50,000     4.00%, 08/01/06 ................................       53,465
     150,000     4.625%, 08/01/13 ...............................      160,740
      75,000     4.625%, 08/01/14 ...............................       79,393
               Topeka, Kansas, Refunding &
                 Improvement Rev., Series A
     100,000     4.30%, 08/15/05 ................................      104,300
               Topeka, Kansas, Water & Water
                 Pollution Control Utility Rev.,
                 Series A
      70,000     4.30%, 08/01/07 ................................       70,827
     100,000     5.00%, 08/01/15 ................................      108,439
               Wichita, Kansas, Series 752
     100,000     4.50%, 09/01/09 ................................      105,670
               Wyandotte County, Kansas,
                 Unified School District 204
     300,000     5.20%, 09/01/04 ................................      302,091
      35,000     4.80%, 09/01/07 ................................       38,893
               Wyandotte County, Kansas,
                 Utility System Revenue
      50,000     4.25%, 09/01/09 ................................       54,906
                                                                   -------------
TOTAL KANSAS
(COST $6,311,202) - 90.7%........................................    6,576,941
                                                                   =============
MISSISSIPPI - 0.8%
               Mississippi, State Improvements,
                 Series B
      55,000     5.00%, 08/01/03 ................................       55,175
                                                                   -------------
TOTAL MISSISSIPPI
(COST $55,185) - 0.8%............................................       55,175
                                                                   =============

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

MISSOURI - 5.9%
               Missouri, State Health & Educational
    $130,000     Variable Rate, 07/01/32.........................     $130,000
     300,000     Variable Rate, 03/01/40 ........................      300,000
                                                                   -------------
TOTAL MISSOURI
(COST $430,000) - 5.9%...........................................      430,000
                                                                   =============
PUERTO RICO - 1.5%
               Puerto Rico, Infrastructure
                 Financing Authority
     100,000     4.75%, 10/01/11 ................................      112,259
                                                                   -------------
TOTAL PUERTO RICO
(COST $108,047) - 1.5%...........................................      112,259
                                                                   =============
TOTAL INVESTMENTS
(COST $6,904,434) - 98.9%........................................    7,174,375

Other assets less liabilities - 1.1%.............................       79,084
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $10.20 per share;
10,000,000 shares of $1.00 par value
capital shares authorized;
710,851 shares outstanding)......................................   $7,253,459
                                                                   =============

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MONEY MARKET FUND

OBJECTIVE:
The UMB Scout Money Market Fund seeks maximum income consistent with safety of principal and liquidity by investing in high-quality, short-term debt obligations. The Fund offers shares of two separate Portfolios, Federal and Prime.

The UMB Scout Money Market Fund Prime Portfolio finished June 2003 with a year-to-date return of 0.36% and a one-year return of 0.95%. The Federal Portfolio posted a year-to-date return of 0.35% and a one-year return of 0.92%. These returns are in line with the two Portfolios' benchmark, the Lipper Money Market Fund Index, which returned 0.37% year-to-date and 0.96% for the year.

The Federal Open Market Committee (FOMC) moved overnight rates to 1.00% in June, attempting to pump additional liquidity into the system, hoping to help the economy find traction. The UMB Scout Money Market Fund returns are beginning to illustrate how the FOMC drives investment by turning "cash into trash." The Federal Reserve has pledged to leave short-term rates extremely low for a protracted period of time.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND
FEDERAL PORTFOLIO (UMFXX)

[PIE CHART]

Agencies........................... 100%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND
PRIME PORTFOLIO (UMPXX)

[PIE CHART]

Agencies...........................  40%
Commercial Paper...................  60%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

MONEY MARKET FUND

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

FEDERAL PORTFOLIO
U.S. GOVERNMENT AGENCIES - 99.2%
               Federal Home Loan Bank
 $21,484,000     1.16%, 07/09/03.................................  $21,478,462
  10,000,000     1.06%, 07/10/03 ................................    9,997,350
   5,000,000     1.17%, 07/11/03 ................................    4,998,375
  13,000,000     0.95%, 07/16/03 ................................   12,994,854
  15,000,000     1.15%, 07/18/03 ................................   14,991,854
  20,000,000     0.87%, 07/28/03 ................................   19,986,950
   8,000,000     0.90%, 07/30/03 ................................    7,994,200
  15,000,000     0.93%, 08/20/03 ................................   14,980,625
               Federal Home Loan Mortgage Corp.
  10,000,000     1.15%, 07/02/03 ................................    9,999,681
  17,000,000     1.173%, 07/07/03 ...............................   16,996,676
  10,000,000     1.17%, 07/08/03 ................................    9,997,725
  12,000,000     0.98%, 07/15/03 ................................   11,995,427
  13,000,000     1.15%, 07/22/03 ................................   12,991,279
  16,000,000     1.04%, 11/07/03 ................................   15,940,373
               Federal National
                 Mortgage Association
   3,400,000     0.75%, 07/01/03 ................................    3,400,000
   6,000,000     1.18%, 07/07/03 ................................    5,998,824
  20,000,000     0.91%, 07/14/03 ................................   19,993,428
   5,000,000     0.95%, 07/21/03 ................................    4,997,361
  12,000,000     0.90%, 07/23/03 ................................   11,992,728
  13,000,000     0.95%, 07/25/03 ................................   12,991,767
  11,000,000     0.96%, 07/31/03 ................................   10,991,700
   7,035,000     0.91%, 08/06/03 ................................    7,028,598
  23,500,000     0.96%, 08/08/03 ................................   23,477,453
  12,000,000     0.89%, 08/13/03 ................................   11,987,243
  20,000,000     0.875%, 09/24/03 ...............................   19,958,681
  10,000,000   Rate, 01/20/04....................................    9,997,794
   3,000,000     1.40%, 04/19/04 ................................    3,000,000
                                                                   -------------
TOTAL INVESTMENTS
(COST $331,159,408) - 99.2%......................................  331,159,408
Other assets less liabilities - 0.8%.............................    2,804,814
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent of $1.00 per share;
750,000,000 shares of $0.01 par value
capital shares authorized;
333,998,178 shares outstanding).................................. $333,964,222
                                                                   =============

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

PRIME PORTFOLIO
SHORT-TERM CORPORATE NOTES - 60.5%
               3M Co.
 $13,000,000     1.03%, 07/28/03.................................  $12,989,957
               Abbott Laboratories
  22,700,000     1.00%, 07/15/03 ................................   22,691,172
               AIG Capital Funding
  10,000,000     0.88%, 07/28/03 ................................    9,993,400
  10,000,000     0.89%, 07/29/03 ................................    9,993,078
  10,000,000     1.01%, 08/14/03 ................................    9,987,656
               American Express Co.
  10,000,000     1.20%, 07/01/03 ................................   10,000,000
  10,000,000     1.00%, 07/09/03 ................................    9,997,778
  10,000,000     0.94%, 07/24/03 ................................    9,993,994
               BellSouth Corp.
  15,000,000     1.00%, 07/17/03 ................................   14,993,333
  15,000,000     1.00%, 07/21/03 ................................   14,991,667
               Clorox Co.
   5,000,000     0.97%, 07/21/03 ................................    4,997,306
               Coca-Cola Co.
  10,000,000     0.99%, 07/08/03 ................................    9,998,075
  20,000,000     1.00%, 07/29/03 ................................   19,984,367
               Donnelly (R.R.) & Sons Co.
   5,000,000     1.23%, 07/11/03 ................................    4,998,292
  10,000,000     1.03%, 07/16/03 ................................    9,995,708
  15,000,000     1.19%, 07/25/03 ................................   14,988,100
               Du Pont (E.I.) de Nemours & Co.
  20,000,000     0.97%, 07/18/03 ................................   19,990,839
  10,000,000     1.00%, 09/10/03 ................................    9,980,278
               Emerson Electric Co.
  10,000,000     1.00%, 07/14/03 ................................    9,996,389
               Gannett Co., Inc.
  15,000,000     0.98%, 07/02/03 ................................   14,999,592
  15,000,000     0.98%, 07/03/03 ................................   14,999,183
               General Re Corp.
  25,000,000     0.93%, 07/08/03 ................................   24,995,479
               Grainger, Inc.
  20,000,000     0.91%, 07/25/03 ................................   19,987,867
               International Business
                 Machines Corp.
  15,000,000     0.99%, 08/15/03 ................................   14,981,437
               Johnson & Johnson
  17,415,000     1.19%, 07/15/03 ................................   17,406,981

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

MONEY MARKET FUND (Continued)

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

PRIME PORTFOLIO
SHORT-TERM CORPORATE NOTES (Continued)
               Marsh & McLennan
                 Companies, Inc.
 $10,000,000     1.20%, 07/10/03.................................   $9,997,000
  13,000,000     1.20%, 07/16/03 ................................   12,993,500
  10,000,000     0.92%, 08/12/03 ................................    9,989,267
               Merck & Co., Inc.
  10,000,000     0.98%, 08/18/03 ................................    9,986,933
  20,000,000     1.02%, 08/21/03 ................................   19,971,100
               Merrill Lynch & Co., Inc.
  10,000,000     0.98%, 07/21/03 ................................    9,994,556
  20,000,000     1.02%, 07/24/03 ................................   19,986,967
               NetJets, Inc.
  15,000,000     1.21%, 07/14/03 ................................   14,993,446
  10,000,000     1.21%, 07/17/03 ................................    9,994,622
  10,000,000     0.89%, 08/22/03 ................................    9,987,144
               Pfizer, Inc.
  10,000,000     1.15%, 07/10/03 ................................    9,997,125
  10,000,000     1.15%, 07/11/03 ................................    9,996,805
   5,000,000     1.02%, 07/25/03 ................................    4,996,600
   5,000,000     0.91%, 08/04/03 ................................    4,995,703
               President & Fellows Harvard
  10,000,000     1.07%, 08/11/03 ................................    9,987,814
  15,000,000     1.07%, 08/12/03 ................................   14,981,275
               Snap-On, Inc.
  13,000,000     1.18%, 07/07/03 ................................   12,997,443
               Stanley Works
  25,000,000     0.98%, 08/19/03 ................................   24,966,653
  12,200,000     1.02%, 09/03/03 ................................   12,177,877
               State Street Corp.
  15,000,000     1.25%, 07/01/03 ................................   15,000,000
  15,000,000     1.22%, 07/10/03 ................................   14,995,425
               United Parcel Service, Inc.
  10,000,000     1.19%, 08/05/03 ................................    9,988,431
                                                                   -------------
TOTAL SHORT-TERM CORPORATE NOTES
(COST $610,907,614) - 60.5%......................................  610,907,614
                                                                   =============

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES - 39.6%
               Federal Home Loan Bank
  $5,000,000     1.06%, 07/10/03.................................   $4,998,675
  13,000,000     1.17%, 07/11/03 ................................   12,995,775
  20,000,000     1.15%, 07/18/03 ................................   19,989,139
  20,000,000     0.87%, 07/28/03 ................................   19,986,950
   5,000,000     0.96%, 08/13/03 ................................    4,994,267
  25,000,000     0.93%, 08/20/03 ................................   24,967,708
               Federal Home Loan Mortgage Corp.
   8,371,000     1.17%, 07/08/03 ................................    8,369,170
  12,000,000     1.15%, 07/22/03 ................................   11,991,950
  29,597,000     0.91%, 08/25/03 ................................   29,554,630
  20,000,000     0.99%, 08/29/03 ................................   19,967,550
  23,000,000     1.04%, 11/07/03 ................................   22,914,287
               Federal National
                 Mortgage Association
  27,500,000     1.18%, 07/07/03 ................................   27,494,637
  16,000,000     1.15%, 07/09/03 ................................   15,995,911
  15,000,000     1.17%, 07/16/03 ................................   14,992,687
  24,000,000     0.90%, 07/23/03 ................................   23,983,897
  30,000,000     0.95%, 07/30/03 ................................   29,977,042
  33,550,000     0.95%, 07/31/03 ................................   33,523,756
  27,000,000     0.96%, 08/08/03 ................................   26,973,907
  15,000,000     0.89%, 08/13/03 ................................   14,984,054
   7,000,000     0.90%, 08/27/03 ................................    6,990,025
  20,000,000     0.875%, 09/24/03 ...............................   19,958,681
   5,000,000     1.40%, 04/19/04 ................................    5,000,000
                                                                   -------------
TOTAL U.S. GOVERNMENT AGENCIES
(COST $400,604,698) - 39.6%......................................  400,604,698
                                                                   =============
TOTAL INVESTMENTS
(COST $1,011,512,312) - 100.1%...................................1,011,512,312

Liabilities less other assets - (0.1)%...........................    (682,760)
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $1.00 per share;
1,500,000,000 shares of $0.01 par value
capital shares authorized;
1,010,859,508 shares outstanding)................................$1,010,829,552
                                                                 ===============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND

OBJECTIVE:
The UMB Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

The UMB Scout Tax-Free Money Market Fund finished June 2003 with a year-to-date return of 0.29% and a one-year return of 0.71%.

The Federal Open Market Committee (FOMC) moved overnight rates to 1.00% in June, attempting to pump additional liquidity into the system, hoping to help the economy find traction. Money market fund returns are beginning to illustrate how the FOMC drives investment by turning "cash into trash." The Federal Reserve has pledged to leave short-term rates extremely low for a protracted period of time. Consequently, investors should expect net returns of well below 1.00% for the foreseeable future. Surprisingly strong cash flows have pushed tax-free rates below the levels previously forecasted as the "floor" for interest rates. The FOMC has succeeded in building a "mountain of cash" that must remain invested, even at net rates closer to zero than one percent.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Fund may be subject to the federal alternative minimum tax, as well as state and local taxes.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)

[PIE CHART]

Demand Notes.......................  58%
Commercial Paper...................  42%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2003. Subject to change.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

ARIZONA
               Mesa, Arizona Community
                 Development Corp.,
                 Commercial Paper
  $6,000,000     0.98%, 08/06/03.................................   $6,000,000
               Pima County, Arizona
   1,000,000     5.00%, 07/01/03 ................................    1,000,000
               Salt River Project, Arizona,
                 Commercial Paper
   8,000,000     1.10%, 07/16/03 ................................    8,000,000
   2,000,000     0.90%, 08/12/03 ................................    2,000,000
               Tempe, Arizona, School District 213
   2,300,000     6.00%, 07/01/03 ................................    2,300,000

CONNECTICUT
               Connecticut State Health
                 & Education
   1,000,000     Variable Rate, 05/15/14 ........................    1,000,000
   1,500,000     Variable Rate, 02/15/21 ........................    1,500,000
               Connecticut State Housing
                 Finance Authority ..............................
   3,500,000     Variable Rate, 11/15/28 ........................    3,500,000

FLORIDA
               Dade County, Florida,
                 Industrial Development
     600,000     Variable Rate, 06/01/21 ........................      600,000
               Jacksonville, Florida,
                 Commercial Paper
   2,349,000     1.10%, 07/14/03 ................................    2,349,000

GEORGIA
               Cobb County, Georgia,
                 Housing Authority
                 Multifamily Housing
   2,100,000     Variable Rate, 09/15/26 ........................    2,100,000
               Fulton County, Georgia,
                 Housing Authority
                 Multifamily Housing
   1,000,000     Variable Rate, 04/01/30 ........................    1,000,000

HAWAII
               Honolulu, Hawaii, City & County
   2,000,000     Variable Rate, 01/01/05 ........................    2,000,000
   3,925,000     Variable Rate, 01/01/15 ........................    3,925,000

ILLINOIS
               Illinois Development Finance
                 Authority Poll
     910,000     Variable Rate, 11/01/12 ........................      910,000

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

INDIANA
               Indiana, State Educational
                 Facilities Authority
  $3,000,000     Variable Rate, 03/01/25.........................   $3,000,000
               St. Joseph County, Indiana,
                 Educational Facilities
   1,800,000     Variable Rate, 03/01/37 ........................    1,800,000

KANSAS
               Kansas, State Dept. of Transportation,
                 Highway Rev.
   3,000,000     Variable Rate, 03/01/12 ........................    3,000,000
   3,000,000     Variable Rate, 09/01/19 ........................    3,000,000
   4,825,000     Variable Rate, 09/01/20 ........................    4,825,000

LOUISIANA
               Delhi, Louisiana,
                 Industrial Development Rev.
   3,000,000     Variable Rate, 12/01/12 ........................    3,000,000

MASSACHUSETTS
               Harvard, Massachusetts,
                 Commercial Paper
   5,000,000     0.90%, 07/11/03 ................................    5,000,000
   4,000,000     0.95%, 09/03/03 ................................    4,000,000
               Massachusetts State Health
                 & Educational
   2,900,000     Variable Rate, 08/01/15 ........................    2,900,000
   2,100,000     Variable Rate, 11/01/26 ........................    2,100,000

MISSISSIPPI
               Jackson County, Mississippi,
                 Port Facilities
   1,750,000     Variable Rate, 06/01/23 ........................    1,750,000

MISSOURI
               Missouri, State Health
                 & Education
   2,200,000     Variable Rate, 09/01/30 ........................    2,200,000
   1,800,000     Variable Rate, 03/01/40 ........................    1,800,000
               Missouri, State Public Utilities
   1,750,000     2.50%, 11/01/03 ................................    1,758,495

NEBRASKA
               Nebraska Public Power,
                 Commercial Paper
   2,500,000     1.05%, 07/15/03 ................................    2,500,000
               Omaha, Nebraska,
                 Public Power, Commercial Paper
   4,000,000     0.90%, 08/11/03 ................................    4,000,000
   3,900,000     0.90%, 08/13/03 ................................    3,900,000

--------------------------------------------------------------------------------
                                                         Continued on next page.

JUNE 30, 2003

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

TAX-FREE MONEY MARKET FUND (Continued)

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

NEVADA
               Clark County, Nevada,
                 School District
   1,850,000     Variable Rate, 02/01/21 ........................   $1,850,000
   2,000,000     Variable Rate, 06/15/21 ........................    2,000,000

NEW JERSEY
               Gloucester County, New Jersey,
                 Industrial Pollution Control
   3,400,000     Variable Rate, 11/01/22 ........................    3,400,000

NEW MEXICO
               Hurley, New Mexico,
                 Pollution Control
   1,250,000     Variable Rate, 12/01/15 ........................    1,250,000

NORTH CAROLINA
               Cumberland County,
                 North Carolina, Pollution Control
     400,000     Variable Rate, 06/01/12 ........................      400,000

OHIO
               Columbus, Ohio, Series 1
     100,000     Variable Rate, 12/01/17 ........................      100,000
               Columbus, Ohio, Sewer
     100,000     Variable Rate, 06/01/11 ........................      100,000
               Ohio State University
   2,700,000     Variable Rate, 12/01/19 ........................    2,700,000

OREGON
               Portland, Oregon, Pollution Control
     860,000     Variable Rate, 12/01/09 ........................      860,000

PENNSYLVANIA
               Beaver County, Pennsylvania,
                 Pollution Control
   2,650,000     Variable Rate, 12/01/20 ........................    2,650,000
               Schuylkill County, Pennsylvania,
                 Development Authority
   3,500,000     Variable Rate, 04/01/21 ........................    3,500,000

PUERTO RICO
               Puerto Rico Commonwealth
   1,000,000     2.50%, 07/30/03 ................................    1,000,000

SOUTH CAROLINA
               South Carolina Public Service,
                 Commercial Paper
   1,500,000     1.05%, 07/16/03 ................................    1,500,000

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

TENNESSEE
               Metro Govt. Nashville/Davidson
                 County, Tennessee
   3,200,000     Variable Rate, 10/01/30 ........................   $3,200,000
               Tennessee State, Commercial Paper
   3,000,000     1.00%, 09/02/03 ................................    3,000,000

TEXAS
               Brazos River Authority, Texas,
                 Pollution Control
     100,000     Variable Rate, 02/01/04 ........................      100,000
               El Paso, Texas, Commercial Paper
   2,500,000     1.05%, 07/07/03 ................................    2,500,000
   2,000,000     1.05%, 08/05/03 ................................    2,000,000
   5,000,000     0.97%, 08/14/03 ................................    5,000,000
               Gulf Coast Waste Disposal, Texas
     600,000     Variable Rate, 06/01/20 ........................      600,000
               Harris County, Texas,
                 Commercial Paper
   1,100,000     1.05%, 07/02/03 ................................    1,100,000
   1,400,000     1.05%, 07/17/03 ................................    1,400,000
   1,245,000     1.00%, 08/07/03 ................................    1,245,000
   4,000,000     1.75%, 02/27/04 ................................    4,020,425
               San Antonio, Texas,
                 Commercial Paper
   3,000,000     1.00%, 07/09/03 ................................    3,000,000
               San Antonio, Texas, Water
   1,250,000     Variable Rate, 05/15/33 ........................    1,250,000
               Texas State
   2,000,000     2.75%, 08/29/03 ................................    2,007,946
               University of Texas,
                 Commercial Paper
   2,000,000     1.00%, 07/10/03 ................................    2,000,000

UTAH
               Intermountain Power Agency, Utah,
                 Commercial Paper
   2,000,000     1.00%, 07/03/03 ................................    2,000,000
   4,000,000     1.00%, 07/09/03 ................................    4,000,000
   1,000,000     1.05%, 08/05/03 ................................    1,000,000
   2,400,000     0.85%, 09/09/03 ................................    2,400,000
               Salt Lake City, Utah,
                 Pollution Control
   1,300,000     Variable Rate, 02/01/08 ........................    1,300,000
               Utah State
   1,300,000     Variable Rate, 07/01/16 ........................    1,300,000

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

TAX-FREE MONEY MARKET FUND (Continued)

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

WASHINGTON
               Port of Seattle, Washington
  $1,400,000     Variable Rate, 01/01/05.........................   $1,400,000
               Seattle, Washington,
                 Municipal Light & Power
   9,000,000     Variable Rate, 05/01/16 ........................    9,000,000
               Seattle, Washington, Water System
   1,900,000     Variable Rate, 09/01/25 ........................    1,900,000
               Washington State, 96A
   6,300,000     Variable Rate, 06/01/20 ........................    6,300,000
               Washington State, 96B
   2,000,000     Variable Rate, 06/01/20 ........................    2,000,000
               Washington State,
                 Public Power Supply #1
   1,200,000     Variable Rate, 07/01/17 ........................    1,200,000
               Washington State,
                 Public Power Supply #2a1
   1,300,000     Variable Rate, 07/01/12 ........................    1,300,000
               Washington State,
                 Public Power Supply #2a2
   1,700,000     Variable Rate, 07/01/12 ........................    1,700,000

WISCONSIN
               Milwaukee, Wisconsin,
                 Metro Sewer District
   2,000,000     5.00%, 10/01/03 ................................    2,019,557
               Oak Creek, Wisconsin,
                 Pollution Control
   1,400,000     Variable Rate, 08/01/16 ........................    1,400,000
               Sheboygan, Wisconsin,
                 Pollution Control
   1,600,000     Variable Rate, 08/01/14 ........................    1,600,000
   1,500,000     Variable Rate, 09/01/15 ........................    1,500,000
               Wisconsin State Government,
                 Commercial Paper
   5,981,000     1.00%, 07/08/03 ................................    5,981,000
   2,500,000     1.00%, 07/15/03 ................................    2,500,000

--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

WYOMING
               Kemmerer, Wyoming,
                 Pollution Control
  $1,700,000     Variable Rate, 11/01/14.........................   $1,700,000
               Lincoln County, Wyoming,
                 Pollution Control
   1,100,000     Variable Rate, 08/01/15 ........................    1,100,000
                                                                   -------------
TOTAL INVESTMENTS
(COST $197,051,423) - 100.3%.....................................  197,051,423

Liabilities less other assets - (0.3)%...........................    (522,831)
                                                                   -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $1.00 per share;
1,000,000,000 shares of $0.01 par value
capital shares authorized;
196,609,404 shares outstanding).................................. $196,528,592
                                                                   =============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2003

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2003
(IN THOUSANDS EXCEPT PER SHARE DATA)


                                                            STOCK       EQUITY       SMALL                  WORLDWIDE
                                               STOCK       SELECT       INDEX         CAP      WORLDWIDE     SELECT     TECHNOLOGY
                                                FUND        FUND         FUND        FUND         FUND        FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost ..............  $83,458     $17,399      $44,424     $49,454     $430,570     $49,186       $6,671
                                              ====================================================================================
  Investment securities at value .............  $91,970     $17,785      $40,701     $56,505     $441,505     $45,515       $7,445
  Cash    ....................................        -           -           26       1,330            2           1            -
  Receivables:
     Investments sold.........................      816           -            -           -            -           -          365
     Dividends................................      108          21           56          15          686          70            -
     Interest.................................        -           -            -           -            -           -            -
     Fund shares sold.........................       49         104           60          57        8,737          14           13
  Prepaid and other assets ...................        8           9            -           8          167          28            -
                                              ------------------------------------------------------------------------------------
       Total assets ..........................   92,951      17,919       40,843      57,915      451,097      45,628        7,823
                                              ------------------------------------------------------------------------------------
LIABILITIES:
  Disbursements in excess of demand
     deposit money............................       22           4            -           -            -           -            -
  Payables:
     Investments purchased....................    2,613         601           15       1,532            -           -          365
     Fund shares redeemed.....................      179           2          165           5        5,263       1,017            -
     Income payable...........................        -           -            -           -            -           -            -
     Management fees..........................       10           2            2           6           69           7            1
     Government fees..........................        -           -            -           1            4           -            -
                                              ------------------------------------------------------------------------------------
       Total liabilities .....................    2,824         609          182       1,544        5,336       1,024          366
                                              ------------------------------------------------------------------------------------
NET ASSETS....................................  $90,127     $17,310      $40,661     $56,371     $445,761     $44,604       $7,457
                                              ====================================================================================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)   $84,858     $20,871      $52,824     $51,666     $473,091     $56,392      $21,278
  Accumulated undistributed income:
     Net investment income....................       67           7           37           -          393          40            -
     Net realized gain (loss)
       on investment and foreign
       currency transactions .................  (3,310)     (3,954)      (8,477)     (2,346)     (38,658)     (8,157)     (14,595)
  Net unrealized appreciation
     (depreciation) on investments and
     translation of assets and liabilities
     in foreign currencies....................    8,512         386      (3,723)       7,051       10,935     (3,671)          774
                                              ------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES...  $90,127     $17,310      $40,661     $56,371     $445,761     $44,604       $7,457
                                              ====================================================================================
Capital Shares, $1.00 par value
  ($0.01 par value for Money Market
  Funds and Tax-Free Money Market Fund)
  Authorized .................................   20,000      10,000    Unlimited   Unlimited       30,000      10,000    Unlimited
                                              ====================================================================================
  Outstanding ................................    6,781       2,321        6,072       5,175       26,103       5,469        3,052
                                              ====================================================================================
NET ASSET VALUE PER SHARE.....................   $13.29       $7.46        $6.70      $10.89       $17.08       $8.16        $2.44
                                              ====================================================================================


                                                                                                 MONEY        MONEY
                                                                                                 MARKET      MARKET      TAX-FREE
                                                                                    KANSAS        FUND        FUND        MONEY
                                               ENERGY     BALANCED       BOND     TAX-EXEMPT    FEDERAL       PRIME       MARKET
                                                FUND        FUND         FUND      BOND FUND   PORTFOLIO    PORTFOLIO      FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost ..............    1,459      $1,145      $70,329      $6,904     $331,159  $1,011,512     $197,051
                                              ====================================================================================
  Investment securities at value .............    1,537      $1,168      $74,448      $7,174     $331,159  $1,011,512     $197,051
  Cash    ....................................        -           -            -           2        2,932           -            -
  Receivables:
     Investments sold.........................       63           -            -           -            -           -            -
     Dividends................................        2           1            -           -            -           -            -
     Interest.................................        -           5          791          87           14          19          379
     Fund shares sold.........................        6           -        2,589           6            6          22            -
  Prepaid and other assets ...................        -           -            9           1           14          26           12
                                              ------------------------------------------------------------------------------------
       Total assets ..........................    1,608       1,174       77,837       7,270      334,125   1,011,579      197,442
                                              ------------------------------------------------------------------------------------
LIABILITIES:
  Disbursements in excess of demand
     deposit money............................       62           -            -           -            -         204          822
  Payables:
     Investments purchased....................        -           -            -           -            -           -            -
     Fund shares redeemed.....................        -           -           52           -            -          10            -
     Income payable...........................        -           -          191          17          138         460           75
     Management fees..........................        -           -            9           -           23          69           14
     Government fees .........................        -           -            -           -            -           6            2
                                              ------------------------------------------------------------------------------------
       Total liabilities .....................       62           -          252          17          161         749          913
                                              ------------------------------------------------------------------------------------
NET ASSETS....................................   $1,546      $1,174      $77,585      $7,253     $333,964  $1,010,830     $196,529
                                              ====================================================================================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)    $1,645      $1,424      $72,632      $6,971     $333,964  $1,010,831     $196,578
  Accumulated undistributed income:
     Net investment income....................        1           2            1           -            -           -            -
     Net realized gain (loss) on
       investment and foreign
       currency transactions .................    (178)       (275)          833          12            -         (1)         (49)
  Net unrealized appreciation
     (depreciation) on investments and
     translation of assets and liabilities
     in foreign currencies ...................       78          23        4,119         270            -           -            -
                                              ------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES...   $1,546      $1,174      $77,585      $7,253     $333,964  $1,010,830     $196,529
                                              ====================================================================================
Capital Shares, $1.00 par value
  ($0.01 par value for Money Market
  Funds and Tax-Free Money Market Fund)
  Authorized .................................Unlimited      10,000       10,000      10,000      750,000   1,500,000    1,000,000
                                              ====================================================================================
  Outstanding ................................      174         142        6,576         711      333,998   1,010,859      196,609
                                              ====================================================================================
NET ASSET VALUE PER SHARE.....................    $8.86       $8.24       $11.80      $10.20        $1.00       $1.00        $1.00
                                              ====================================================================================


See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED JUNE 30, 2003
(IN THOUSANDS)


                                                            STOCK       EQUITY       SMALL                  WORLDWIDE
                                               STOCK       SELECT       INDEX         CAP      WORLDWIDE     SELECT     TECHNOLOGY
                                                FUND        FUND         FUND        FUND         FUND        FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income ............................     $136         $14           $2         $61         $771         $18           $7
  Dividend income ............................    1,338         231          707         252        7,796         821            8
                                              ------------------------------------------------------------------------------------
     Total investment income  ................    1,474         245          709         313        8,567         839           15
                                              ------------------------------------------------------------------------------------
EXPENSES:
  Management fees ............................      728         120          118         336        4,101         387           89
  Government fees ............................        9           7            -           8          125          15            -
  Insurance fees .............................        3           -            -           1           11           1            -
                                              ------------------------------------------------------------------------------------
     Total expenses ..........................      740         127          118         345        4,237         403           89
                                              ------------------------------------------------------------------------------------
  Net investment income (loss) ...............      734         118          591        (32)        4,330         436         (74)
                                              ------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from investment
     and foreign currency transactions .......    1,027     (1,417)      (6,926)     (2,247)     (15,809)     (3,058)      (4,990)
  Net increase (decrease) in
     unrealized appreciation/depreciation
     on investments and translation of
     assets and liabilities in
     foreign currencies ......................  (3,638)       1,419        6,395       3,409        7,001         964        4,421
                                              ------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
     on investments and foreign currencies ...  (2,611)           2        (531)       1,162      (8,808)     (2,094)        (569)
                                              ------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ............... $(1,877)        $120          $60      $1,130     $(4,478)    $(1,658)       $(643)
                                              ====================================================================================


                                                                                                 MONEY        MONEY
                                                                                                 MARKET      MARKET      TAX-FREE
                                                                                    KANSAS        FUND        FUND        MONEY
                                               ENERGY     BALANCED       BOND     TAX-EXEMPT    FEDERAL       PRIME       MARKET
                                                FUND        FUND         FUND      BOND FUND   PORTFOLIO    PORTFOLIO      FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income ............................       $1         $20       $3,776        $265       $5,175     $14,880       $2,422
  Dividend income ............................       29          10            -           -            -           -            -
                                              ------------------------------------------------------------------------------------
     Total investment income  ................       30          30        3,776         265        5,175      14,880        2,422
                                              ------------------------------------------------------------------------------------
EXPENSES:
  Management fees ............................       12           9          633          37        1,824       5,143          999
  Government fees ............................        -           -            9           1            9          14           12
  Insurance fees .............................        -           -            2           -           13          32            6
                                              ------------------------------------------------------------------------------------
     Total expenses ..........................       12           9          644          38        1,846       5,189        1,017
                                              ------------------------------------------------------------------------------------
  Net investment income (loss) ...............       18          21        3,132         227        3,329       9,691        1,405
                                              ------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from investment
     and foreign currency transactions .......     (91)        (24)        2,033          14            -         (1)          (3)
  Net increase (decrease) in
     unrealized appreciation/depreciation
     on investments and translation of
     assets and liabilities in
     foreign currencies ......................       41          32        1,175          69            -           -            -
                                              ------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
     on investments and foreign currencies ...     (50)           8        3,208          83            -         (1)          (3)
                                              ------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...............    $(32)         $29       $6,340        $310       $3,329      $9,690       $1,402
                                              ====================================================================================


See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                              STOCK FUND          STOCK SELECT FUND     EQUITY INDEX FUND
                                          -------------------    -------------------   -------------------
                                            YEAR       YEAR       YEAR        YEAR       YEAR       YEAR
                                           ENDED       ENDED      ENDED      ENDED      ENDED       ENDED
                                          JUNE 30,   JUNE 30,   JUNE 30,    JUNE 30,   JUNE 30,   JUNE 30,
                                            2003       2002       2003        2002       2003       2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) .........       $734       $767       $118         $82       $591       $389
  Net realized gain (loss)
     from investment and foreign
     currency transactions .............      1,027    (3,655)    (1,417)     (1,657)    (6,926)    (1,157)
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on investments
     and translation of assets and
     liabilities in foreign
     currencies ........................    (3,638)    (8,591)      1,419        (19)      6,395    (7,099)
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease) in
     net assets resulting
     from operations ...................    (1,877)   (11,479)        120     (1,594)         60    (7,867)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ................      (821)      (701)      (120)        (80)      (598)      (355)
  Net realized gain from
     investment and foreign
     currency transactions .............          -    (1,291)          -           -          -       (42)
                                        --------------------------------------------------------------------------------------------
  Total distributions
     to shareholders ...................      (821)    (1,992)      (120)        (80)      (598)      (397)

CAPITAL SHARE TRANSACTIONS:
  Shares sold ..........................     22,339     10,119      5,595       4,459     15,488     31,496
  Shares issued for reinvestment
     of distributions ..................        728      1,789         96          69        537        363
                                        --------------------------------------------------------------------------------------------
                                             23,067     11,908      5,691       4,528     16,025     31,859
  Shares redeemed ......................   (27,877)   (17,433)    (2,411)     (3,146)   (18,457)    (5,385)
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease)
     from capital share transactions ...    (4,810)    (5,525)      3,280       1,382    (2,432)     26,474
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease)
     in net assets .....................    (7,508)   (18,996)      3,280       (292)    (2,970)     18,210

NET ASSETS:
  Beginning of period ..................     97,635    116,631     14,030      14,322     43,631     25,421
                                        --------------------------------------------------------------------------------------------
  End of period ........................    $90,127    $97,635    $17,310     $14,030    $40,661    $43,631
                                        ============================================================================================

TRANSACTIONS IN SHARES:
  Shares sold ..........................      1,821        679        812         540      2,552      4,043
  Shares issued for reinvestment
     of distributions ..................         55        123         13           9         84         49
  Shares redeemed ......................    (2,255)    (1,180)      (350)       (379)    (2,975)      (702)
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease) ..............      (379)      (378)        475         170      (339)      3,390
                                        ============================================================================================




------------------------------------------------------------------------------------------------------------------------------------
                                             SMALL CAP FUND         WORLDWIDE FUND     WORLDWIDE SELECT FUND    TECHNOLOGY FUND
                                          -------------------    -------------------   -------------------    -------------------
                                            YEAR       YEAR       YEAR        YEAR       YEAR       YEAR       YEAR        YEAR
                                           ENDED       ENDED      ENDED      ENDED      ENDED       ENDED      ENDED      ENDED
                                          JUNE 30,   JUNE 30,   JUNE 30,    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,    JUNE 30,
                                            2003       2002       2003        2002       2003       2002       2003        2002
------------------------------------------------------------------------------------------------------------------------------------
  ASSETS FROM OPERATIONS:
  Net investment income (loss) .........      $(32)       $263     $4,330      $2,737       $436       $287      $(74)       $(84)
  Net realized gain (loss)
     from investment and foreign
     currency transactions .............    (2,247)        335   (15,809)    (22,638)    (3,058)    (4,743)    (4,990)     (3,545)
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on investments
     and translation of assets and
     liabilities in foreign
     currencies ........................      3,409      (471)      7,001     (9,684)        964        547      4,421     (3,091)
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease) in
     net assets resulting
     from operations ...................      1,130        127    (4,478)    (29,585)    (1,658)    (3,909)      (643)     (6,720)
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ................       (21)      (249)    (4,395)     (2,630)      (458)      (252)          -           -
  Net realized gain from
     investment and foreign
     currency transactions .............      (417)        (8)          -       (167)          -          -          -           -
                                        --------------------------------------------------------------------------------------------
  Total distributions
     to shareholders ...................      (438)      (257)    (4,395)     (2,797)      (458)      (252)          -           -

CAPITAL SHARE TRANSACTIONS:
  Shares sold ..........................     20,577     14,898  1,690,570     709,856     55,867     24,815      1,600       6,142
  Shares issued for reinvestment
     of distributions ..................        368        221      4,052       2,560        386        193          -           -
                                        --------------------------------------------------------------------------------------------
                                             20,945     15,119  1,694,622     712,416     56,253     25,008      1,600       6,142
  Shares redeemed ......................    (7,849)    (6,132)(1,645,235)   (610,196)   (53,130)   (12,622)    (3,741)     (2,858)
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease)
     from capital share transactions ...     13,096      8,987     49,387     102,220      3,123     12,386    (2,141)       3,284
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease)
     in net assets .....................     13,788      8,857     40,514      69,838      1,007      8,225    (2,784)     (3,436)

NET ASSETS:
  Beginning of period ..................     42,583     33,726    405,247     335,409     43,597     35,372     10,241      13,677
                                        --------------------------------------------------------------------------------------------
  End of period ........................    $56,371    $42,583   $445,761    $405,247    $44,604    $43,597     $7,457     $10,241
                                        ============================================================================================

TRANSACTIONS IN SHARES:
  Shares sold ..........................      1,997      1,369    107,232      39,024      7,258      2,815        722       1,735
  Shares issued for reinvestment
     of distributions ..................         38         20        242         144         48         22          -           -
  Shares redeemed ......................      (807)      (567)  (104,160)    (33,513)    (6,877)    (1,418)    (1,706)       (820)
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease) ..............      1,228        822      3,314       5,655        429      1,419      (984)         915
                                        ============================================================================================


See accompanying Notes to Financial Statements.          Continued on next page.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                              ENERGY FUND           BALANCED FUND           BOND FUND
                                          -------------------    -------------------   -------------------
                                            YEAR       YEAR       YEAR        YEAR       YEAR       YEAR
                                           ENDED       ENDED      ENDED      ENDED      ENDED       ENDED
                                          JUNE 30,   JUNE 30,   JUNE 30,    JUNE 30,   JUNE 30,   JUNE 30,
                                            2003       2002       2003        2002       2003       2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income ................        $18        $20        $21         $30     $3,132     $3,623
  Net realized gain (loss)
     from investment and foreign
     currency transactions .............       (91)       (87)       (24)        (60)      2,033        715
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on investments
     and translation of assets
     and liabilities in foreign
     currencies ........................         41         37         32         (1)      1,175      1,715
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease) in net
     assets resulting from
     operations ........................       (32)       (30)         29        (31)      6,340      6,053

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ................       (19)       (18)       (25)        (24)    (3,249)    (3,623)
  Net realized gain from
     investment and foreign
     currency transactions .............          -          -          -           -    (1,339)          -
                                        --------------------------------------------------------------------------------------------
  Total distributions to shareholders ..       (19)       (18)       (25)        (24)    (4,588)    (3,623)

CAPITAL SHARE TRANSACTIONS:
  Shares sold ..........................        660        804        481         178     94,572     38,297
  Shares issued for reinvestment
     of distributions ..................         17         16         21          21      1,051        864
                                        --------------------------------------------------------------------------------------------
                                                677        820        502         199     95,623     39,161
  Shares redeemed ......................      (621)      (532)      (454)       (577)   (93,371)   (37,635)
                                        --------------------------------------------------------------------------------------------
     Net increase (decrease) from
       capital share transactions ......         56        288         48       (378)      2,252      1,526
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease)
     in net assets .....................          5        240         52       (433)      4,004      3,956

NET ASSETS:
  Beginning of period ..................      1,541      1,301      1,122       1,555     73,581     69,625
                                        --------------------------------------------------------------------------------------------
  End of period ........................     $1,546     $1,541     $1,174      $1,122    $77,585    $73,581
                                        ============================================================================================

TRANSACTIONS IN SHARES:
  Shares sold ..........................         80         87         60          20      8,049      3,351
  Shares issued for reinvestment
     of distributions ..................          2          2          2           3         90         75
  Shares redeemed ......................       (76)       (57)       (57)        (66)    (7,940)    (3,291)
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease) ..............          6         32          5        (43)        199        135
                                        ============================================================================================




------------------------------------------------------------------------------------------------------------------------------------
                                            KANSAS TAX-EXEMPT     MONEY MARKET FUND      MONEY MARKET FUND       TAX-FREE MONEY
                                                BOND FUND         FEDERAL PORTFOLIO       PRIME PORTFOLIO         MARKET FUND
                                          -------------------    -------------------   -------------------    -------------------
                                            YEAR       YEAR       YEAR        YEAR       YEAR       YEAR       YEAR        YEAR
                                           ENDED       ENDED      ENDED      ENDED      ENDED       ENDED      ENDED      ENDED
                                          JUNE 30,   JUNE 30,   JUNE 30,    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,    JUNE 30,
                                            2003       2002       2003        2002       2003       2002       2003        2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income ................       $227       $244     $3,329      $7,202     $9,691    $18,032     $1,405      $1,953
  Net realized gain (loss)
     from investment and foreign
     currency transactions .............         14          1          -           6        (1)          1        (3)        (18)
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on investments
     and translation of assets
     and liabilities in foreign
     currencies ........................         69         75          -           -          -          -          -           -
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease) in net
     assets resulting from
     operations ........................        310        320      3,329       7,208      9,690     18,033      1,402       1,935

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ................      (227)      (244)    (3,329)     (7,202)    (9,691)   (18,032)    (1,405)     (1,953)
  Net realized gain from
     investment and foreign
     currency transactions .............        (3)        (1)          -           -          -          -          -           -
                                        --------------------------------------------------------------------------------------------
  Total distributions to shareholders ..      (230)      (245)    (3,329)     (7,202)    (9,691)   (18,032)    (1,405)     (1,953)

CAPITAL SHARE TRANSACTIONS:
  Shares sold ..........................      1,260      1,401    527,996     611,741  1,133,683  1,055,065    238,581     217,065
  Shares issued for reinvestment
     of distributions ..................         25         25        561       1,367      1,246      3,919        118         254
                                        --------------------------------------------------------------------------------------------
                                              1,285      1,426    528,557     613,108  1,134,929  1,058,984    238,699     217,319
  Shares redeemed ......................    (1,353)      (818)  (548,032)   (634,624)(1,062,243)  (985,820)  (217,341)   (187,842)
                                        --------------------------------------------------------------------------------------------
     Net increase (decrease) from
       capital share transactions ......       (68)        608   (19,475)    (21,516)     72,686     73,164     21,358      29,477
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease)
     in net assets .....................         12        683   (19,475)    (21,510)     72,685     73,165     21,355      29,459

NET ASSETS:
  Beginning of period ..................      7,241      6,558    353,439     374,949    938,145    864,980    175,174     145,715
                                        --------------------------------------------------------------------------------------------
  End of period ........................     $7,253     $7,241   $333,964    $353,439 $1,010,830   $938,145   $196,529    $175,174
                                        ============================================================================================

TRANSACTIONS IN SHARES:
  Shares sold ..........................        124        140    527,996     611,741  1,133,683  1,055,065    238,580     217,065
  Shares issued for reinvestment
     of distributions ..................          2          3        561       1,367      1,246      3,919        118         254
  Shares redeemed ......................      (133)       (82)  (548,032)   (634,624)(1,062,243)  (985,820)  (217,341)   (187,842)
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease) ..............        (7)         61   (19,475)    (21,516)     72,686     73,164     21,357      29,477
                                        ============================================================================================

See accompanying Notes to Financial Statements.

JUNE 30, 2003

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT STOCK FUND
--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                  2003     2002      2001      2000      1999
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........    $13.64    $15.47    $18.50    $20.53    $19.63
                               -------------------------------------------------
  Income from
     investment operations:
  -------------------------
     Net investment income....      0.11      0.10      0.16      0.32      0.37
     Net realized and
       unrealized gain
       (loss) on securities ..    (0.34)    (1.66)    (1.79)      0.16      2.18
                               -------------------------------------------------
  Total from
     investment operations....    (0.23)    (1.56)    (1.63)      0.48      2.55
                               -------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....    (0.12)    (0.10)    (0.18)    (0.27)    (0.41)
     Net realized gain
       on securities .........         -    (0.17)    (1.22)    (2.24)    (1.24)
                               -------------------------------------------------
  Total distributions ........    (0.12)    (0.27)    (1.40)    (2.51)    (1.65)
                               -------------------------------------------------
Net asset value,
  end of period ..............    $13.29    $13.64    $15.47    $18.50    $20.53
                               =================================================
Total return..................   (1.67)%  (10.16)%   (9.05)%     2.68%    13.92%
                               =================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............       $90       $98      $117      $147      $182
Ratio of expenses to
  average net assets .........     0.86%     0.86%     0.88%     0.87%     0.87%
Ratio of net investment
  income to average
  net assets .................     0.86%     0.70%     0.98%     1.29%     1.93%
Portfolio turnover rate.......       32%       14%       13%       30%       14%

UMB SCOUT STOCK SELECT FUND
--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                  2003     2002      2001      2000    1999(A)
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........     $7.60     $8.55     $9.59    $10.08    $10.00
                               -------------------------------------------------
  Income from
     investment operations:
  -------------------------
     Net investment income....      0.06      0.05      0.10      0.10      0.01
     Net realized and
       unrealized gain
       (loss) on securities ..    (0.14)    (0.95)    (1.04)    (0.48)      0.07
                               -------------------------------------------------
  Total from
     investment operations....    (0.08)    (0.90)    (0.94)    (0.38)      0.08
                               -------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....    (0.06)    (0.05)    (0.10)    (0.10)         -
     Net realized gain
       on securities .........         -         -         -    (0.01)         -
                               -------------------------------------------------
  Total distributions ........    (0.06)    (0.05)    (0.10)    (0.11)         -
                               -------------------------------------------------
Net asset value,
  end of period ..............     $7.46     $7.60     $8.55     $9.59    $10.08
                               =================================================
Total return..................   (1.08)%  (10.60)%   (9.79)%   (3.74)%  0.80%(b)
                               =================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............       $17       $14       $14        $9        $2
Ratio of expenses to
  average net assets .........     0.90%     0.92%     0.85%     0.80%     0.85%
Ratio of net investment
  income to average
  net assets .................     0.84%     0.58%     1.14%     1.26%     2.35%
Portfolio turnover rate.......       33%       15%       34%       11%        7%
(a) The Fund was capitalized on March 17, 1999 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b)  Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT EQUITY INDEX FUND
--------------------------------------------------------------------------------
                                             FOR THE PERIODS ENDED JUNE 30,
                                           2003      2002      2001    2000(A)
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........               $6.81     $8.42    $10.02    $10.00
  Income from
     investment operations:
  -------------------------
     Net investment income....                0.10      0.07      0.07      0.01
     Net realized and
       unrealized gain (loss)
       on securities .........              (0.11)    (1.60)    (1.59)      0.01
                               -------------------------------------------------
  Total from
     investment operations....              (0.01)    (1.53)    (1.52)      0.02
                               -------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....              (0.10)    (0.07)    (0.08)         -
     Net realized gain
       on securities .........                   -    (0.01)         -         -
                               -------------------------------------------------
  Total distributions ........              (0.10)    (0.08)    (0.08)         -
                               -------------------------------------------------
Net asset value, end of period               $6.70     $6.81     $8.42    $10.02
                               =================================================
Total return..................             (0.12)%  (18.23)%  (15.20)%  0.20%(c)
                               =================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............                 $41       $44       $25       $15
Ratio of expenses to
  average net assets .........               0.30%     0.30%     0.30%     0.30%
Ratio of net investment
  income to average
     net assets...............               1.50%     1.15%     0.95%     1.21%
Portfolio turnover rate.......                 51%       35%       64%       12%

UMB SCOUT SMALL CAP FUND (Formerly the UMB Scout Regional Fund)(b)
--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                  2003     2002      2001      2000      1999
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........    $10.79    $10.79     $9.82    $11.39    $11.76
                               -------------------------------------------------
  Income from
     investment operations:
  -------------------------
     Net investment income....         -      0.07      0.20      0.13      0.19
     Net realized and
       unrealized gain (loss)
       on securities .........      0.21         -      3.03    (1.12)      0.18
                               -------------------------------------------------
  Total from
     investment operations....      0.21      0.07      3.23    (0.99)      0.37
                               -------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....         -    (0.07)    (0.21)    (0.10)    (0.22)
     Net realized gain
       on securities .........    (0.11)         -    (2.05)    (0.48)    (0.52)
                               -------------------------------------------------
  Total distributions ........    (0.11)    (0.07)    (2.26)    (0.58)    (0.74)
                               -------------------------------------------------
Net asset value,
  end of period ..............    $10.89    $10.79    $10.79     $9.82    $11.39
                               =================================================
Total return..................     2.11%     0.68%    33.77%   (8.57)%     4.00%
                               =================================================
Ratios/Supplemental Data
------------------------
Net assets, end of
  period (in millions) .......       $56       $43       $34       $30       $44
Ratio of expenses to
  average net assets .........     0.87%     0.88%     0.99%     0.91%     0.89%
Ratio of net investment
  income (loss) to
  average net assets .........   (0.08)%     0.71%     1.58%     1.43%     1.76%
Portfolio turnover rate.......       89%      105%      122%       16%       13%

(a) The Fund was capitalized on April 12, 2000 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b) Effective July 2, 2001, the UMB Scout Regional Fund was reorganized as the UMB Scout Small Cap Fund, and the Fund's investment objective and certain investment policies were changed.

(c)  Not annualized.

See accompanying Notes to Financial Statements.          Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT WORLDWIDE FUND
--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                  2003     2002      2001      2000      1999
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........    $17.78    $19.58    $23.47    $20.38    $18.62
                               -------------------------------------------------
  Income from
     investment operations:
  -------------------------
     Net investment income....      0.18      0.13         -      0.28      0.26
     Net realized and
       unrealized gain
       (loss) on securities ..    (0.70)    (1.79)    (3.49)      3.64      1.75
                               -------------------------------------------------
  Total from
     investment operations....    (0.52)    (1.66)    (3.49)      3.92      2.01
                               -------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....    (0.18)    (0.13)    (0.19)    (0.12)    (0.23)
     Net realized gain
       on securities .........         -    (0.01)    (0.21)    (0.71)    (0.02)
                               -------------------------------------------------
  Total distributions ........    (0.18)    (0.14)    (0.40)    (0.83)    (0.25)
                               -------------------------------------------------
Net asset value,
  end of period ..............    $17.08    $17.78    $19.58    $23.47    $20.38
                               =================================================
Total return..................   (2.89)%   (8.48)%  (14.92)%    19.40%    10.90%
                               =================================================
Ratios/Supplemental Data
------------------------
Net assets, end of
  period (in millions) .......      $446      $405      $335      $302      $181
Ratio of expenses to
  average net assets .........     1.14%     1.12%     1.12%     0.91%     0.86%
Ratio of net investment
  income to average
  net assets .................     1.16%     0.77%     1.04%     1.29%     1.69%
Portfolio turnover rate.......       12%       13%       11%        8%        8%

UMB SCOUT WORLDWIDE SELECT FUND
--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                  2003     2002      2001      2000    1999(A)
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........     $8.65     $9.77    $11.90    $10.20    $10.00
                               -------------------------------------------------

  Income from
     investment operations:
  -------------------------

     Net investment income....      0.09      0.06      0.07      0.10      0.01
     Net realized and
       unrealized gain (loss)
       on securities .........    (0.48)    (1.12)    (2.13)      1.75      0.19
                               -------------------------------------------------

  Total from
     investment operations....    (0.39)    (1.06)    (2.06)      1.85      0.20
                               -------------------------------------------------

  Distributions from:
  -------------------
     Net investment income....    (0.10)    (0.06)    (0.07)    (0.10)         -
     Net realized
       gain on securities ....         -         -         -    (0.05)         -
                               -------------------------------------------------

  Total distributions ........    (0.10)    (0.06)    (0.07)    (0.15)         -
                               -------------------------------------------------

Net asset value, end of period     $8.16     $8.65     $9.77    $11.90    $10.20
                               =================================================

Total return..................   (4.49)%  (10.88)%  (17.27)%    18.13%  2.00%(b)
                               =================================================

Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............       $45       $44       $35       $36        $3
Ratio of expenses to
  average net assets .........     1.15%     1.14%     1.11%     0.85%     0.85%
Ratio of net investment
  income to average
  net assets .................     1.24%     0.75%     0.75%     1.53%     1.90%
Portfolio turnover rate.......       13%       17%       10%        6%        6%

(a) The Fund was capitalized on March 17, 1999 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b)  Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                             FOR THE PERIODS ENDED JUNE 30,
                                           2003      2002      2001    2000(A)
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........               $2.54     $4.38    $10.08    $10.00
                               -------------------------------------------------
  Income from
     investment operations:
  -------------------------
     Net investment income....                   -         -         -         -
     Net realized and
       unrealized gain (loss)
       on securities .........              (0.10)    (1.84)    (5.70)      0.08
                               -------------------------------------------------
  Total from
     investment operations....              (0.10)    (1.84)    (5.70)      0.08
                               -------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....                   -         -         -         -
     Net realized
       gain on securities ....                   -         -         -         -
                               -------------------------------------------------
  Total distributions ........                   -         -         -         -
                               -------------------------------------------------
Net asset value,
  end of period ..............               $2.44     $2.54     $4.38    $10.08
                               =================================================
Total return..................             (3.94)%  (42.01)%  (56.55)%  0.80%(c)
                               =================================================
Ratios/Supplemental Data
------------------------
Net assets, end of
  period (in millions) .......                  $7       $10       $14        $5
Ratio of expenses to
  average net assets .........               1.10%     1.10%     1.10%     1.10%
Ratio of net investment
  loss to average
  net assets .................             (0.91)%   (0.72)%   (0.06)%   (0.13)%
Portfolio turnover rate.......                179%      154%      170%       10%

UMB SCOUT ENERGY FUND (Formerly the UMB Scout Capital Preservation Fund)(b)
--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                  2003     2002      2001      2000      1999
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........     $9.18     $9.57     $9.59     $9.76     $9.74
                               -------------------------------------------------
  Income from
     investment operations:
  -------------------------
     Net investment income....      0.10      0.12      0.28      0.20      0.17
     Net realized and
       unrealized gain (loss)
       on securities .........    (0.31)    (0.40)      0.17    (0.15)      0.08
                               -------------------------------------------------
  Total from
     investment operations....    (0.21)    (0.28)      0.45      0.05      0.25
                               -------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....    (0.11)    (0.11)    (0.31)    (0.20)    (0.21)
     Net realized gain
       on securities .........         -         -    (0.16)    (0.02)    (0.02)
                               -------------------------------------------------
  Total distributions ........    (0.11)    (0.11)    (0.47)    (0.22)    (0.23)
                               -------------------------------------------------
Net asset value,
  end of period ..............     $8.86     $9.18     $9.57     $9.59     $9.76
                               =================================================
Total return..................   (2.27)%   (2.87)%     4.64%     0.58%     2.70%
                               =================================================

Ratios/Supplemental Data
------------------------
Net assets, end of
  period (in millions) .......        $2        $2        $1        $1        $1
Ratio of expenses to
  average net assets .........     0.85%     0.85%     0.85%     0.84%     0.83%
Ratio of net investment
  income to average
  net assets .................     1.28%     1.39%     2.86%     2.62%     2.44%
Portfolio turnover rate.......       83%       56%      121%       13%       95%

(a) The Fund was capitalized on April 12, 2000 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b) Effective July 2, 2001, the UMB Scout Capital Preservation Fund was reorganized as the UMB Scout Energy Fund and certain investment policies were changed.

(c)  Not annualized.

See accompanying Notes to Financial Statements.          Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT BALANCED FUND
--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                  2003     2002      2001      2000      1999
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........     $8.19     $8.66     $9.23    $10.17    $10.91
                               -------------------------------------------------
  Income from
     investment operations:
  -------------------------
     Net investment income....      0.15      0.23      0.99      0.14      0.38
     Net realized and
     unrealized gain (loss)
     on securities............      0.08    (0.52)    (0.55)    (0.58)    (0.21)
                               -------------------------------------------------
  Total from
     investment operations....      0.23    (0.29)      0.44    (0.44)      0.17
                               -------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....    (0.18)    (0.18)    (1.01)    (0.13)    (0.41)
     Net realized gain
       on securities .........         -         -         -    (0.37)    (0.50)
                               -------------------------------------------------
  Total distributions ........    (0.18)    (0.18)    (1.01)    (0.50)    (0.91)
                               -------------------------------------------------
Net asset value,
  end of period ..............     $8.24     $8.19     $8.66     $9.23    $10.17
                               =================================================
Total return..................     2.79%   (3.32)%     4.45%   (4.33)%     1.89%
                               =================================================

Ratios/Supplemental Data
------------------------
Net assets, end of
  period (in millions) .......        $1        $1        $2        $4        $5
Ratio of expenses to
  average net assets .........     0.85%     0.85%     0.85%     0.87%     0.87%
Ratio of net investment
  income to average
  net assets .................     1.90%     2.26%     2.61%     3.16%     3.48%
Portfolio turnover rate.......       32%       51%      127%       44%       95%

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT BOND FUND
--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                  2003     2002      2001      2000      1999
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........    $11.54    $11.15    $10.71    $10.95    $11.21
                               -------------------------------------------------
  Income from
     investment operations:
  -------------------------
     Net investment income....      0.51      0.57      0.60      0.55      0.62
     Net realized and
       unrealized gain (loss)
       on securities .........      0.48      0.39      0.44    (0.18)    (0.26)
                               -------------------------------------------------
  Total from
     investment operations....      0.99      0.96      1.04      0.37      0.36
                               -------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....    (0.51)    (0.57)    (0.60)    (0.61)    (0.62)
     Net realized gain
       on securities .........    (0.22)         -         -         -         -
                               -------------------------------------------------
  Total distributions ........    (0.73)    (0.57)    (0.60)    (0.61)    (0.62)
                               -------------------------------------------------
Net asset value,
  end of period ..............    $11.80    $11.54    $11.15    $10.71    $10.95
                               =================================================
Total return..................     8.80%     8.76%     9.94%     3.54%     3.13%
                               =================================================

Ratios/Supplemental Data
------------------------
Net assets, end of
  period (in millions) .......       $78       $74       $70       $65       $72
Ratio of expenses to
  average net assets .........     0.87%     0.91%     0.86%     0.87%     0.87%
Ratio of net investment
  income to average
  net assets .................     4.20%     4.98%     5.47%     5.73%     5.48%
Portfolio turnover rate.......       66%       54%       40%       30%       23%

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                  2003     2002      2001      2000      1999
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........    $10.09     $9.98     $9.67     $9.80     $9.94
                               -------------------------------------------------
  Income from
     investment operations:
  -------------------------
     Net investment income....      0.31      0.37      0.41      0.40      0.40
     Net realized and
       unrealized gain (loss)
       on securities .........      0.12      0.11      0.31    (0.13)    (0.14)
                               -------------------------------------------------
  Total from
     investment operations....      0.43      0.48      0.72      0.27      0.26
                               -------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....    (0.31)    (0.37)    (0.41)    (0.40)    (0.40)
     Net realized gain
       on securities .........    (0.01)         -         -         -         -
                               -------------------------------------------------
  Total distributions ........    (0.32)    (0.37)    (0.41)    (0.40)    (0.40)
                               -------------------------------------------------
Net asset value,
  end of period ..............    $10.20    $10.09     $9.98     $9.67     $9.80
                               =================================================
Total return..................     4.27%     4.86%     7.59%     2.92%     2.62%
                               =================================================
Ratios/Supplemental Data
------------------------
Net assets, end of
  period (in millions) .......        $7        $7        $7        $7        $8
Ratio of expenses to
  average net assets .........     0.51%     0.52%     0.50%     0.50%     0.50%
Ratio of net investment
  income to average
  net assets .................     3.07%     3.63%     4.12%     4.19%     4.01%
Portfolio turnover rate.......       77%       44%        7%        7%       12%

See accompanying Notes to Financial Statements.

                                                         Continued on next page.

JUNE 30, 2003

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT MONEY MARKET FUND
--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                  2003     2002      2001      2000      1999
--------------------------------------------------------------------------------
FEDERAL PORTFOLIO
Net asset value,
  beginning of period ........     $1.00     $1.00     $1.00     $1.00     $1.00
                               -------------------------------------------------
  Income from
     investment operations:
  -------------------------
     Net investment income....      0.01      0.02      0.05      0.05      0.05
                               -------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....    (0.01)    (0.02)    (0.05)    (0.05)    (0.05)
                               -------------------------------------------------
Net asset value,
  end of period ..............     $1.00     $1.00     $1.00     $1.00     $1.00
                               =================================================
Total return..................     0.92%     1.91%     5.47%     5.24%     4.69%
                               =================================================
Ratios/Supplemental Data
------------------------
Net assets, end of
  period (in millions) .......      $334      $353      $375      $303      $298
Ratio of expenses to
  average net assets .........     0.51%     0.51%     0.51%     0.50%     0.51%
Ratio of net investment
  income to average
  net assets .................     0.91%     1.91%     5.30%     5.08%     4.58%

UMB SCOUT MONEY MARKET FUND
--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                  2003     2002      2001      2000      1999
--------------------------------------------------------------------------------
PRIME PORTFOLIO
Net asset value,
  beginning of period ........     $1.00     $1.00     $1.00     $1.00     $1.00
                               -------------------------------------------------
  Income from
     investment operations:
     Net investment income....      0.01      0.02      0.05      0.05      0.05
                               -------------------------------------------------
  Distributions from:
     Net investment income....    (0.01)    (0.02)    (0.05)    (0.05)    (0.05)
                               -------------------------------------------------
Net asset value,
  end of period ..............     $1.00     $1.00     $1.00     $1.00     $1.00
                               =================================================
Total return..................     0.95%     1.94%     5.52%     5.37%     4.80%
                               =================================================
Ratios/Supplemental Data
Net assets, end of
  period (in millions) .......    $1,011      $938      $865      $707      $678
Ratio of expenses to
  average net assets .........     0.50%     0.51%     0.50%     0.51%     0.51%
Ratio of net investment
  income to average
  net assets .................     0.94%     1.91%     5.33%     5.26%     4.72%

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                  2003     2002      2001      2000      1999
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........     $1.00     $1.00     $1.00     $1.00     $1.00
                               -------------------------------------------------
  Income from
     investment operations:
     Net investment income....      0.01      0.01      0.03      0.03      0.03
                               -------------------------------------------------
  Distributions from:
     Net investment income....    (0.01)    (0.01)    (0.03)    (0.03)    (0.03)
                               -------------------------------------------------
Net asset value,
  end of period ..............     $1.00     $1.00     $1.00     $1.00     $1.00
                               =================================================
Total return..................     0.71%     1.23%     3.25%     3.18%     2.67%
                               =================================================
Ratios/Supplemental Data
Net assets, end of
  period (in millions) .......      $197      $175      $146      $116      $126
Ratio of expenses to
  average net assets .........     0.51%     0.51%     0.51%     0.53%     0.52%
Ratio of net investment
  income to average
  net assets .................     0.70%     1.19%     3.17%     3.23%     2.66%

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
JUNE 30, 2003

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Funds are registered under the Investment Company Act of 1940, as amended, as open-end, diversified management investment companies, except for the Kansas Tax-Exempt Bond Fund which is non-diversified. Prior to July 2001, the Small Cap Fund was known as the Regional Fund and the Energy Fund was known as the Capital Preservation Fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
INVESTMENTS - Each security listed on an exchange is valued at its last sales price on that exchange on the last business day of the period. Where the security is listed on more than one exchange, the Funds will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. Nasdaq National Market/R and SmallCap/R securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

FOREIGN CURRENCY - Amounts denominated in, or expected to settle in, foreign currencies (FCs) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

a. Market value of investment securities, other than assets and liabilities - at the closing rate of exchange on June 30, 2003.

b. Purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FEDERAL INCOME TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

As of June 30, 2003, the following Funds had net capital loss carryovers:

                                                                                                                  MONEY
                                                                                                                  MARKET   TAX-FREE
                                   STOCK    EQUITY                       WORLDWIDE                                 FUND      MONEY
                         STOCK     SELECT    INDEX   SMALL CAP WORLDWIDE  SELECT  TECHNOLOGY  ENERGY   BALANCED    PRIME    MARKET
(in thousands)           FUND      FUND      FUND      FUND      FUND      FUND      FUND      FUND      FUND    PORTFOLIO   FUND
------------------------------------------------------------------------------------------------------------------------------------
For losses expiring June 30,
     2004...........        $-        $-        $-        $-        $-        $-        $-        $-        $-        $-       $23
     2005...........         -         -         -         -         -         -         -         -         -         -         -
     2006...........         -         -         -         -         -         -         -         -         -         -         -
     2007...........         -         -         -         -         -         -         -         -         -         -         -
     2008...........         -       187         -         -         -         -        37         -         -         -         -
     2009...........         -       299         -         -         -       173       461         -       134         -         -
     2010...........        47       526        63         -         -       167     7,319        19        76         -         -
     2011...........     3,190     2,125     1,703     1,589    36,889     7,352     6,641       124        36         1        25
                       -------------------------------------------------------------------------------------------------------------
Total...............    $3,237    $3,137    $1,766    $1,589   $36,889    $7,692   $14,458      $143      $246        $1       $48
                       =============================================================================================================


Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of June 30, 2003, Stock Select, Equity Index, Small Cap, WorldWide, WorldWide Select, Technology, Energy and Balanced Funds had (in thousands) $813, $2,875, $657, $1,211, $454, $81, $15, and $24, respectively, of post-October losses, which are deferred until 2004 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

DISTRIBUTIONS TO SHAREHOLDERS - Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

Accordingly, at June 30, 2003, reclassifications (in thousands) were recorded to increase (decrease) capital by $0, $(32), $(74), $0, $(34), $(29) and $(5), increase (decrease) net investment income (loss) by $(1), $32, $74, $117, $0, $0 and $0, and increase (decrease) net realized gain (loss) on investment by $1, $0, $0, $(117), $34, $29 and $5, for the Equity Index, Small Cap, Technology, Bond, Money Market Federal Portfolio, Money Market Prime Portfolio and Tax-Free Money Market Funds, respectively.

For federal income tax purposes, the Small Cap, Bond and Kansas Tax-Exempt Bond Funds designated capital gain dividends of (in thousands) $417, $1,175 and $2, respectively, for the year ended June 30, 2003.

For federal income tax purposes, Kansas Tax-Exempt Bond and Tax-Free Money Market Funds designated tax-exempt income dividends of (in thousands) $227 and $1,405, respectively, for the year ended June 30, 2003.

The WorldWide and WorldWide Select Funds designate (in thousands) $1,068 and $112, respectively, as a foreign tax credit, which represents income derived from sources within, and taxes paid to, foreign countries or possessions of the United States.

The Stock, Stock Select, Equity Index, WorldWide, WorldWide Select, Energy and Balanced Funds intend to designate the maximum amount allowable as qualified dividend income.

Dividends paid by the Stock, Stock Select, Equity Index, Small Cap, WorldWide, WorldWide Select, Energy and Balanced Funds during the fiscal year ended June 30, 2003, which are not designated as capital gain distributions, should be multiplied by 100%, 100%, 100%, 100%, 0.82%, 0.87%, 100% and 45.32%,
respectively, to arrive at the net amount eligible for the corporate dividend-received deduction.

AMORTIZATION - Discounts and premiums on securities pur-chased are amortized over the life of the respective securities.

                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
JUNE 30, 2003

ESTIMATES - The preparation of financial statements, in con-formity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT TRANSACTIONS - The aggregate amounts of security transactions during the year ended June 30, 2003, excluding short-term investments, were as follows:

                                                  OTHER THAN
                                               U.S. GOVERNMENT   U.S. GOVERNMENT
(in thousands)                                    SECURITIES       SECURITIES
--------------------------------------------------------------------------------

STOCK FUND:
  Purchases ...................................      $24,282             $-
  Sale/Maturity proceeds ......................      $34,178             $-

STOCK SELECT FUND:
  Purchases ...................................       $7,838             $-
  Sale/Maturity proceeds ......................       $4,395             $-

EQUITY INDEX FUND:
  Purchases ...................................      $20,038             $-
  Sale/Maturity proceeds ......................      $22,361             $-

SMALL CAP FUND:
  Purchases ...................................      $32,483             $-
  Sale/Maturity proceeds ......................      $31,558             $-

WORLDWIDE FUND:
  Purchases ...................................      $87,332             $-
  Sale/Maturity proceeds ......................      $38,033             $-

WORLDWIDE SELECT FUND:
  Purchases ...................................       $4,420             $-
  Sale/Maturity proceeds ......................       $5,829             $-


                                                  OTHER THAN
                                               U.S. GOVERNMENT   U.S. GOVERNMENT
(in thousands)                                    SECURITIES       SECURITIES
--------------------------------------------------------------------------------
TECHNOLOGY FUND:
  Purchases ...................................      $13,763             $-
  Sale/Maturity proceeds ......................      $14,942             $-

ENERGY FUND:
  Purchases ...................................       $1,232            $25
  Sale/Maturity proceeds ......................       $1,055           $127

BALANCED FUND:
  Purchases ...................................         $198           $135
  Sale/Maturity proceeds ......................         $223           $117

BOND FUND:
  Purchases ...................................      $14,942        $33,105
  Sale/Maturity proceeds ......................      $17,857        $34,775

KANSAS TAX-EXEMPT BOND FUND:
  Purchases ...................................       $5,599             $-
  Sale/Maturity proceeds ......................       $5,771             $-

The aggregate amounts of security transactions during the year ended June 30, 2003 for the money market funds were as follows:

                                                  OTHER THAN
                                               U.S. GOVERNMENT   U.S. GOVERNMENT
(in thousands)                                    SECURITIES       SECURITIES
--------------------------------------------------------------------------------
MONEY MARKET FUND FEDERAL PORTFOLIO:
  Purchases ...................................           $-     $3,919,644
  Sale/Maturity proceeds ......................           $-     $3,946,899

MONEY MARKET FUND PRIME PORTFOLIO:
  Purchases ...................................  $11,807,240     $1,767,056
  Sale/Maturity proceeds ......................  $12,086,343     $1,427,042

TAX-FREE MONEY MARKET FUND:
  Purchases ...................................     $822,085             $-
  Sale/Maturity proceeds ......................     $799,964             $-

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

At June 30, 2003, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

                                                                                                            WORLDWIDE
                                                STOCK    STOCK SELECT EQUITY INDEX  SMALL CAP   WORLDWIDE     SELECT     TECHNOLOGY
(in thousands)                                   FUND        FUND         FUND         FUND        FUND        FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation.......................  $16,157      $1,898       $2,825      $8,029      $58,404      $4,061         $972
Unrealized depreciation.......................  (7,718)     (1,516)     (10,384)     (1,078)     (48,027)     (7,743)        (254)
                                               -------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)....   $8,439        $382     $(7,559)      $6,951      $10,377    $(3,682)         $718
                                               =====================================================================================
Cost of securities on a tax basis.............  $83,531     $17,403      $48,260     $49,554     $431,128     $49,197       $6,727
                                               =====================================================================================



                                                                                                  MONEY        MONEY
                                                                                                  MARKET      MARKET      TAX-FREE
                                                                                      KANSAS       FUND        FUND        MONEY
                                                ENERGY     BALANCED       BOND      TAX-EXEMPT   FEDERAL       PRIME       MARKET
(in thousands)                                   FUND        FUND         FUND      BOND FUND   PORTFOLIO    PORTFOLIO      FUND
------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation.......................     $129         $86       $4,046        $270           $-          $-           $-
Unrealized depreciation.......................     (71)        (68)            -           -            -           -            -
                                               -------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)....      $58         $18       $4,046        $270           $-          $-           $-
                                               =====================================================================================
Cost of securities on a tax basis.............   $1,479      $1,150      $70,402      $6,904     $331,159  $1,011,512     $197,051
                                               =====================================================================================


The tax character of distributions paid during the fiscal year ended June 30, 2003 and fiscal year ended June 30, 2002 were as follows:


                                     STOCK FUND       STOCK SELECT FUND   EQUITY INDEX FUND    SMALL CAP FUND      WORLDWIDE FUND
                                   --------------     ----------------    ----------------    ----------------    ----------------
(in thousands)                     2003      2002      2003      2002      2003      2002      2003      2002      2003      2002
------------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income ..............    $821      $701      $120       $80      $598      $355       $21      $257    $4,395    $2,630
  Net long-term capital gains ..       -     1,291         -         -         -        42       417         -         -       167
                                 ---------------------------------------------------------------------------------------------------
Total taxable distributions.....     821     1,992       120        80       598       397       438       257     4,395     2,797
  Exempt Interest ..............       -         -         -         -         -         -         -         -         -         -
                                 ---------------------------------------------------------------------------------------------------
Total distributions paid........    $821    $1,992      $120       $80      $598      $397      $438      $257    $4,395    $2,797
                                 ===================================================================================================




                                      WORLDWIDE
                                     SELECT FUND       TECHNOLOGY FUND       ENERGY FUND        BALANCED FUND         BOND FUND
                                   --------------     ----------------    ----------------    ----------------    ----------------
(in thousands)                     2003      2002      2003      2002      2003      2002      2003      2002      2003      2002
------------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income ..............    $458      $252        $-        $-       $19       $18       $25       $24    $3,413    $3,623
  Net long-term capital gains ..       -         -         -         -         -         -         -         -     1,175         -
                                 ---------------------------------------------------------------------------------------------------
Total taxable distributions.....     458       252         -         -        19        18        25        24     4,588     3,623
  Exempt Interest ..............       -         -         -         -         -         -         -         -         -         -
                                 ---------------------------------------------------------------------------------------------------
Total distributions paid........    $458      $252        $-        $-       $19       $18       $25       $24    $4,588    $3,623
                                 ===================================================================================================



                                  KANSAS TAX-EXEMPT   MONEY MARKET FUND   MONEY MARKET FUND       TAX-FREE
                                      BOND FUND       FEDERAL PORTFOLIO    PRIME PORTFOLIO    MONEY MARKET FUND
                                  ----------------    ----------------    ----------------    ----------------
(in thousands)                     2003      2002      2003      2002      2003      2002      2003      2002
----------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income ..............      $1        $1    $3,329    $7,202    $9,691   $18,032        $-        $-
  Net long-term capital gains ..       2         -         -         -         -         -         -         -
                                ------------------------------------------------------------------------------
Total taxable distributions.....       3         1     3,329     7,202     9,691    18,032         -         -
  Exempt Interest ..............     227       244         -         -         -         -     1,405     1,953
                                ------------------------------------------------------------------------------
Total distributions paid........    $230      $245    $3,329    $7,202    $9,691   $18,032    $1,405    $1,953
                                ==============================================================================


                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2003

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
JUNE 30, 2003

As of June 30, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:


                                                                                                            WORLDWIDE
                                               STOCK    STOCK SELECT  EQUITY INDEX  SMALL CAP  WORLDWIDE     SELECT     TECHNOLOGY
(in thousands)                                  FUND        FUND          FUND        FUND        FUND        FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income..............         $67          $7          $37          $-         $393         $40           $-
Undistributed long-term capital gains......           -           -            -           -            -           -            -
                                            ----------------------------------------------------------------------------------------
Tax accumulated earnings...................          67           7           37           -          393          40            -
Accumulated capital and other losses.......     (3,237)     (3,950)      (4,641)     (2,246)     (38,100)     (8,146)     (14,539)
Unrealized appreciation (depreciation).....       8,439         382      (7,559)       6,951       10,377     (3,682)          718
                                            ----------------------------------------------------------------------------------------
Book accumulated earnings (deficit)........      $5,269    $(3,561)    $(12,163)      $4,705    $(27,330)   $(11,788)    $(13,821)
                                            ========================================================================================


                                                                                                 MONEY        MONEY
                                                                                                 MARKET      MARKET      TAX-FREE
                                                                                     KANSAS       FUND        FUND        MONEY
                                               ENERGY     BALANCED        BOND     TAX-EXEMPT   FEDERAL       PRIME       MARKET
(in thousands)                                  FUND        FUND          FUND      BOND FUND  PORTFOLIO    PORTFOLIO      FUND
------------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income..............          $1          $2         $271          $1           $-          $-           $-
Undistributed long-term capital gains......           -           -          636          11            -           -            -
                                            ----------------------------------------------------------------------------------------
Tax accumulated earnings...................           1           2          907          12            -           -            -
Accumulated capital and other losses.......       (158)       (270)            -           -            -         (1)         (49)
Unrealized appreciation (depreciation).....          58          18        4,046         270            -           -            -
                                            ----------------------------------------------------------------------------------------
Book accumulated earnings (deficit)........       $(99)      $(250)       $4,953        $282           $-        $(1)        $(49)
                                            ========================================================================================


3. MANAGEMENT FEES - The Funds have entered into Management Agreements (the "Agreements") with Scout Investment Advisors, Inc. (the "Adviser"). Pursuant to the Agreements, the Adviser provides or pays the cost of all investment advice and management services required in the normal operation of the Funds. This includes investment management, shareholder servicing, custody and directors, legal and independent auditor fees. Not considered normal operating expenses and therefore payable by the Funds are brokerage, interest, taxes, fees and other charges of governments and their agencies, including qualifying the Funds' shares for sale, director and officer insurance policy premiums and extraordinary expenses. Each of the Funds was subject to the following management fees:

Stock, Stock Select, Small Cap, Energy, Balanced and Bond - 0.85% of average daily net assets.

WorldWide and WorldWide Select - 1.10% of the first $500 million of average daily net assets, 1.00% of the next $500 million and 0.90% of average daily net assets over $1 billion.

Kansas Tax-Exempt Bond, Money Market Federal Portfolio, Money Market Prime Portfolio and Tax-Free Money Market - 0.50% of average daily net assets.

Equity Index - 0.40% of average daily net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or make expense payments through October 31, 2003, so that actual total net annual Fund operating expenses do not exceed 0.30% of average daily net assets. The fee waiver resulted in a $0.01 per share increase in net investment income for the year ended June 30, 2003.

Technology - 1.50% of average daily net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or to make expense payments through October 31, 2003, so that actual total net annual Fund operating expenses do not exceed 1.10% of average daily net assets. The fee waiver
resulted in a $0.01 per share decrease in   net investment loss for the year
ended June 30, 2003.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF

UMB SCOUT STOCK FUND, INC. (STOCK AND STOCK SELECT PORTFOLIOS)
UMB SCOUT FUNDS (COMPRISING THE FOUR SERIES, EQUITY INDEX FUND, TECHNOLOGY FUND, SMALL CAP FUND AND ENERGY FUND)
UMB SCOUT WORLDWIDE FUND, INC. (WORLDWIDE AND WORLDWIDE SELECT PORTFOLIOS)
UMB SCOUT BALANCED FUND, INC.
UMB SCOUT BOND FUND, INC.
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND, INC.
UMB SCOUT MONEY MARKET FUND, INC. (FEDERAL AND PRIME PORTFOLIOS)
UMB SCOUT TAX-FREE MONEY MARKET FUND, INC.

We have audited the accompanying statements of assets and liabilities of the UMB Scout Stock Fund, Inc. (Stock and Stock Select portfolios), UMB Scout Funds (comprising the four series, Equity Index Fund, Technology Fund, Small Cap Fund and Energy Fund), UMB Scout WorldWide Fund, Inc. (WorldWide and WorldWide Select portfolios), UMB Scout Balanced Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc. (Federal and Prime portfolios), and UMB Scout Tax-Free Money Market Fund, Inc., including the schedules of investments, as of June 30, 2003, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the UMB Scout Stock Fund, Inc. (Stock and Stock Select portfolios), UMB Scout Funds (comprising the four series, Equity Index Fund, Technology Fund, Small Cap Fund and Energy Fund), UMB Scout WorldWide Fund, Inc. (WorldWide and WorldWide Select portfolios), UMB Scout Balanced Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc. (Federal and Prime portfolios), and UMB Scout Tax-Free Money Market Fund, Inc., as of June 30, 2003, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

BKD, LLP
Kansas City, Missouri
July 23, 2003

--------------------------------------------------------------------------------
JUNE 30, 2003

DIRECTORS/TRUSTEES AND OFFICERS




                                                                                               NUMBER OF  OTHER
                                                  TERM OF OFFICE                               PORTFOLIOS DIRECTORSHIPS
                              POSITION(S)         AND LENGTH OF       PRINCIPAL OCCUPATION(S)  IN COMPLEX HELD BY
  NAME, ADDRESS AND AGE       HELD WITH FUND      TIME SERVED         DURING PAST 5 YEARS      OVERSEEN   DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Edward J. McShane, Jr.*       President and       Indefinite, until   Executive Vice President,     8     UMB Trust Co. of South
1010 Grand Boulevard          Director/Trustee    successor elected   UMB Bank, n.a.                      Dakota and Scout
Kansas City, Missouri 64106                                                                               Investment Advisors, Inc.
Age: 70                                           Served as a                                             as well as K.S.M. Co. and
                                                  Director/Trustee                                        George W. Miller Co.
                                                  since 2002                                              (both real estate rental
                                                                                                          businesses). All of these
                                                                                                          companies are
                                                                                                          subsidiaries of, or held
                                                                                                          in trust by, UMB Bank,
                                                                                                          n.a.
------------------------------------------------------------------------------------------------------------------------------------
William B. Greiner*           Director/Trustee    Indefinite, until   Director and Chairman of      8     None
1010 Grand Boulevard                              successor elected   Scout Investment
Kansas City, Missouri 64106                                           Advisors, Inc.,
Age: 49                                           Served as a         Executive Vice
                                                  Director/Trustee    President and Chief
                                                  since 2001          Investment Officer,
                                                                      UMB Bank, n.a.,
                                                                      since 1999. Prior
                                                                      to 1999, Portfolio
                                                                      Manager, Northern
                                                                      Trust Company,
                                                                      Chicago, Illinois
------------------------------------------------------------------------------------------------------------------------------------
Dr. William E. Hoffman        Director/Trustee    Indefinite, until   Orthodontist                  14    None
1010 Grand Boulevard                              successor elected
Kansas City, Missouri 64106
Age: 65                                           Served as a
                                                  Director/Trustee
                                                  since 1982
------------------------------------------------------------------------------------------------------------------------------------
Eric T. Jager                 Director/Trustee    Indefinite, until   President, Windcrest          14    Bartlett Futures, Inc.,
1010 Grand Boulevard                              successor elected   Investment Management,              Nygaard Corporation
Kansas City, Missouri 64106                                           Inc.; Executive Vice
Age: 60                                           Served as a         President_Investments,
                                                  Director/Trustee    Bartlett and Company
                                                  since 1987

------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Rose               Director/Trustee    Indefinite, until   Chairman, Sun                 14    None
1010 Grand Boulevard                              successor elected   Publications, Inc.
Kansas City, Missouri 64106
Age: 55                                           Served as a
                                                  Director/Trustee
                                                  since 1989
------------------------------------------------------------------------------------------------------------------------------------
Stuart L. Wien                Director/Trustee    Indefinite, until   Retired, formerly Chairman    14    None
1010 Grand Boulevard                              successor elected   of the Board, Milgram
Kansas City, Missouri 64106                                           Food Stores, Inc.
Age: 79                                           Served as a
                                                  Director/Trustee
                                                  since 1982
------------------------------------------------------------------------------------------------------------------------------------
Barbara J. Demmer             Treasurer and       Indefinite, until   Client Manager, UMB           N/A   N/A
1010 Grand Boulevard          Secretary           successor elected   Fund Services,
Kansas City, Missouri 64106                                           Inc. since 1999.
Age: 46                                           Served as           Prior to 1999,
                                                  Treasurer and       Senior Vice President
                                                  Secretary           and Controller, Amcore
                                                  since 2001          Investment Group, N.A.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
*Mr. Greiner and Mr. McShane are each considered to be an "interested person" of the Funds under the Investment Company Act of 1940, as amended, due to their employment by UMB Bank, n.a., the parent company of Scout Investment Advisors, Inc., the Funds' investment adviser.

The UMB Scout Funds' Statement of Additional Information (SAI) includes additional information about the Funds' directors and trustees. The SAI is available, without charge, upon request, by calling toll free 1-800-996-2862.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

  This report has been prepared for the information of the Shareholders of UMB Scout Stock Fund, UMB Scout Stock Select Fund, UMB Scout Equity Index Fund, UMB Scout Small Cap Fund, UMB Scout WorldWide Fund, UMB Scout WorldWide Select Fund,
 UMB Scout Technology Fund, UMB Scout Energy Fund, UMB Scout Balanced Fund, UMB Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money Market
Fund and UMB Scout Tax-Free Money Market Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current UMB
                            Scout Funds Prospectus.

   The UMB Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment
                 Advisors, Inc., a subsidiary of UMB Bank, n.a.

UMB SCOUT FUNDS
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Equity Index Fund
Small Cap Fund
WorldWide Fund
WorldWide Select Fund
Technology Fund
Energy Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund

*Available only to residents of Kansas and Missouri.

INVESTMENT ADVISER AND MANAGER
Scout Investment Advisors, Inc.
Kansas City, Missouri

AUDITORS
BKD, LLP
Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

DISTRIBUTOR
UMB Distribution Services, LLC
Milwaukee, Wisconsin

TRANSFER AGENT
UMB Fund Services, Inc.
Milwaukee, Wisconsin

                                    [LOGO]/R
                                UMB |SCOUT FUNDS
                                 P.O. Box 1241
                            Milwaukee, WI 53201-1241

                            -----------------------
                             TOLL FREE 800-996-2862
                            -----------------------

                             www.umbscoutfunds.com

              "UMB," "Scout" and the "Scout" design are registered
                  service marks of UMB Financial Corporation.

                                                                     UMB S000045
                                                                     SC-408-0803

ITEM 2.  CODE OF ETHICS

Not applicable to annual reports for the period ended June 30, 2003.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to annual reports for the period ended June 30, 2003.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to annual reports for the period ended June 30, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  RESERVED

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

(a)The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS

(a)Code of Ethics. Not applicable to annual reports for the period ended June 30, 2003.

(b)Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UMB Scout WorldWide Fund, Inc.
------------------------------

/s/ Edward J. McShane, Jr.
--------------------------
Edward J. McShane, Jr.
Principal Executive Officer
August 28, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Edward J. McShane, Jr.
--------------------------
Edward J. McShane, Jr.
Principal Executive Officer
August 28, 2003

/s/ Barbara J. Demmer
---------------------
Barbara J. Demmer
Principal Financial Officer
August 28, 2003